ReliaStar Life Insurance Company
Separate Account N

ING AdvantageSM (Prospectus No. PRO.100209-05)
ING Advantage CenturySM (Prospectus No. PRO.100207-05)
ING Advantage Century PlusSM (Prospectus No. PRO.100208-05)

ING Encore/ING Encore Flex (Prospectus No. PRO.120636-05)

Supplement dated April 29, 2005 to the
Contract Prospectus dated April 29, 2005

The information in this Supplement updates and amends certain information contained in the Contract Prospectus and Statement of Additional Information. You should read this Supplement along with the current Contract Prospectus.

The "Other Regulatory Matters" sub-section of the prospectus is hereby deleted and replaced with the following:

Other Regulatory Matters

Regulatory Matters

As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

Fund Regulatory Issues

Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares, revenue sharing and directed brokerage, compensation, sales practices and suitability, arrangements with service providers, pricing, compliance and controls, and adequacy of disclosure.

In addition to responding to governmental and regulatory requests on fund regulatory issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of ING, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of the Company with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

An affiliate of the Company, ING Funds Distributors, LLC ("IFD") has received notice from the staff of the National Association of Securities Dealers ("NASD") that the staff has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and federal securities laws in connection with frequent trading arrangements.

X.REGN-05	Page 1 of 2	April 2005

Other regulators, including the SEC and the New York Attorney General, are also likely to take some action with respect to the Company or certain affiliates before concluding their investigation of ING relating to fund trading. The potential outcome of such action is difficult to predict but could subject the Company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of such action will have a material adverse effect on ING or ING's U.S.-based operations, including the Company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission ("SEC"). Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING's U.S.-based operations, including the Company.

Other Regulatory Matters

The New York Attorney General and other regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives, potential conflicts of interest, potential anti-competitive activity, marketing practices, certain financial reinsurance arrangements, and disclosure. It is likely that the scope of these investigations will further broaden before the investigations are concluded. U.S. affiliates of ING have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information.

These initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged.

In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to our business practices are appropriate.

X.REGN-05	Page 2 of 2	April 2005
CONTRACT PROSPECTUS - APRIL 29, 2005

The Contracts. The contracts described in this prospectus are flexible premium individual fixed and variable Advantage Century PlusSM (Plus Series) deferred annuity contracts issued by ReliaStar Life Insurance Company (the Company, we, us, our). They are issued to you, the contract owner, on a nonqualifed basis, or in connection with retirement plans qualifying for special treatment under the Internal Revenue Code of 1986, as amended (Tax Code). Prior to October 1, 2002, the contracts were issued by Northern Life Insurance Company.

Why Reading this Prospectus Is Important. This prospectus contains facts about the contract and its investment options that you should know before purchasing. This information will help you decide if the contract is right for you. Please read this prospectus carefully and keep it for future reference.

Table of Contents ... page 3

Investment Options. The contracts offer variable investment options and two fixed interest options. When we establish your account you instruct us to direct account dollars to any of the available options.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Separate Account N, a separate account of the Company. Each subaccount invests in one of the mutual funds listed on the next page. Earnings on amounts invested in a subaccount will vary depending upon the performance of its underlying fund. You do not invest directly in or hold shares of the funds.

Risks Associated with Investing in the Funds. The funds in which the subaccounts invest have various risks. Information about the risks of investing in the funds is located in the "Investment Options" section on page 15, in Appendix II-Description of Underlying Funds and in each fund prospectus. Read this prospectus in conjunction with the fund prospectuses, and retain the prospectuses for future reference.

Fixed Interest Options.

  Fixed Account A

  Fixed Account C

Except as specifically mentioned, this prospectus describes only the variable investment options offered through the separate account. However, we describe the fixed interest options in Appendix I to this prospectus.

Availability of Features. Not all features are available in all states. The contracts are not available for sale in New York. Some funds may be unavailable through certain contracts and plans and in some states.

Getting Additional Information. You may obtain the April 29, 2005 Statement of Additional Information (SAI) about the separate account without charge by calling us at 1-877-884-5050 or writing us at the address listed in the "Contract Overview-Questions: Contacting the Company" section of the prospectus. The Securities and Exchange Commission (SEC) also makes available to the public reports and information about the separate account and the funds. Certain reports and information, including this prospectus and SAI, are available on the EDGAR Database on the SEC web site, www.sec.gov, or at the SEC Public Reference Room in Washington, D.C. You may call 1-202-942-8090 or 1-800-SEC-0330 to get information about the operations of the Public Reference Room. You may obtain copies of reports and other information about the separate account and the funds, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549. The SAI table of contents is listed on page 48 of this prospectus. The SAI is incorporated into this prospectus by reference.

Additional Disclosure Information. Neither the SEC nor any state securities commission has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different from that contained in this prospectus.

The contracts are not deposits with, obligations of or guaranteed or endorsed by any bank, nor are they insured by the FDIC. The contracts are subject to investment risk, including the possible loss of the principal amount of your investment.

PRO.100208-05

CONTRACT PROSPECTUS - APRIL 29, 2005 (continued)

The Funds

AIM V.I. Dent Demographic Trends Fund (Series I)

Alger American Growth Portfolio
(Class O Shares)

Alger American Leveraged AllCap Portfolio (Class O Shares)

Alger American MidCap Growth Portfolio (Class O Shares)

Alger American Small Capitalization Portfolio (Class O Shares)

Fidelity® VIP Asset Manager: Growth® Portfolio (Initial Class)

Fidelity® VIP Contrafund® Portfolio
(Initial Class)

Fidelity® VIP Equity-Income Portfolio
(Initial Class)

Fidelity® VIP Growth Opportunities Portfolio (Initial Class)

Fidelity® VIP Growth Portfolio
(Initial Class)

Fidelity® VIP Index 500 Portfolio
(Initial Class)

Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)

Fidelity® VIP Money Market Portfolio
(Initial Class)

Franklin Small Cap Value Securities Fund (Class 2)

ING Alliance Mid Cap Growth Portfolio (Class S)

ING American Century Large Cap Value Portfolio (Initial Class)

ING American Century Select Portfolio (Initial Class)

ING American Century Small Cap Value Portfolio (Initial Class)

ING Baron Small Cap Growth Portfolio
(Initial Class)

ING FMRSM Diversified Mid Cap Portfolio (Class S)

ING Fundamental Research Portfolio
(Initial Class)

ING JPMorgan Emerging Markets Equity Portfolio (Class S)

ING JPMorgan Fleming International Portfolio (Initial Class)

ING JPMorgan Mid Cap Value Portfolio (Initial Class)

ING JPMorgan Small Cap Equity Portfolio (Class I)

The Funds (Continued)

ING Julius Baer Foreign Portfolio
(Class S)

ING Legg Mason Value Portfolio (Class I)

ING Limited Maturity Bond Portfolio
(Class S)

ING Liquid Assets Portfolio (Class I)

ING Marsico Growth Portfolio (Class S)

ING Marsico International Opportunities Portfolio (Class I)

ING MFS Total Return Portfolio
(Service Shares)

ING OpCap Balanced Value Portfolio (Initial Class)

ING Oppenheimer Global Portfolio
(Initial Class)

ING PIMCO Total Return Portfolio
(Initial Class)

ING Pioneer Fund Portfolio (Class S)

ING Pioneer Mid Cap Value Portfolio
(Class S)

ING Salomon Brothers Aggressive Growth Portfolio (Initial Class)

ING Salomon Brothers Fundamental Value Portfolio (Initial Class)

ING Salomon Brothers Large Cap Growth Portfolio (Initial Class)

ING Stock Index Portfolio (Class I)

ING T. Rowe Price Capital Appreciation Portfolio (Class S)

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Initial Class)

ING T. Rowe Price Equity Income Portfolio (Class S)

ING T. Rowe Price Growth Equity Portfolio (Initial Class)

ING UBS U.S. Large Cap Equity Portfolio (Initial Class)

ING Van Kampen Comstock Portfolio
(Initial Class)

ING Van Kampen Equity and Income Portfolio (Initial Class)

ING Van Kampen Growth and Income Portfolio (Class S)

ING VP Balanced Portfolio, Inc. (Class I)

ING VP Disciplined LargeCap Portfolio (Class I)

ING VP Financial Services Portfolio
(Class I)

The Funds (Continued)

ING VP Global Science and Technology Portfolio (Class I)

ING VP High Yield Bond Portfolio
(Class I)

ING VP Index Plus LargeCap Portfolio
(Class I)

ING VP Index Plus MidCap Portfolio
(Class I)

ING VP Index Plus SmallCap Portfolio
(Class I)

ING VP Intermediate Bond Portfolio
(Class I)

ING VP International Value Portfolio
(Class I)

ING VP MagnaCap Portfolio (Class I)

ING VP MidCap Opportunities Portfolio (Class I)

ING VP Natural Resources Trust

ING VP Real Estate Portfolio (Class I)

ING VP SmallCap Opportunities Portfolio (Class I)

ING VP Strategic Allocation Balanced Portfolio (Class I)

ING VP Strategic Allocation Growth Portfolio (Class I)

ING VP Strategic Allocation Income Portfolio (Class I)

Janus Aspen International Growth Portfolio (Institutional Shares)

Lord Abbett Growth and Income Portfolio (Class VC)

Lord Abbett Mid-Cap Value Portfolio
(Class VC)

Neuberger Berman AMT Limited Maturity Bond Portfolio

Neuberger Berman AMT Partners Portfolio

Neuberger Berman AMT Socially Responsive Portfolio

OpCap Equity Portfolio

OpCap Global Equity Portfolio

OpCap Managed Portfolio

OpCap Small Cap Portfolio

PIMCO VIT Real Return Portfolio (Administrative Class)

Pioneer Equity Income VCT Portfolio
(Class I)

Pioneer High Yield VCT Portfolio (Class I)

Wanger Select

Wanger U.S. Smaller Companies

PRO.100208-05	2

TABLE OF CONTENTS
Contract Overview	4
Contract Design
Who's Who
The Contract and Your Retirement Plan
Questions: Contacting the Company (sidebar)
Sending Forms and Written Requests in Good Order (sidebar)
Contract Phases: The Accumulation Phase, The Income Phase	5
Fee Table	6
Condensed Financial Information	15
Investment Options	15
Transfers Among Investment Options	16
Purchase and Rights	19
Right to Cancel	20
Fees	21
Your Account Value	24
Withdrawals	26
Loans	27
Systematic Withdrawals	27
Death Benefit	28
The Income Phase	29
Taxation	32
Contract Distribution	41
Other Topics	43

The Company -- Separate Account N -- Performance Reporting -- Voting Rights -- Contract Modifications -- Legal Matters and Proceedings -- Payment Delay or Suspension -- Transfers, Assignments or Exchanges of a Contract -- Involuntary Terminations -- Reports to Owners --Regulatory Matters

Contents of the Statement of Additional Information	48

Appendix I - The Fixed Accounts	49
Appendix II - Description of Underlying Funds	51
Appendix III - Condensed Financial Information	CFI - 1

3	PRO.100208-05

Contract Overview

Questions: Contacting the Company. To answer your questions, contact your sales representative or write or call us at our administrative service center.

Administrative Service Center:

ING Service Center

P.O. Box 5050

Minot, North Dakota 58702-5050

1-877-884-5050

Our administrative service center has primary responsibility for administering the contracts and the separate account. The administrative services we provide include, but are not limited to, contract issuance, record maintenance, customer service, valuation and reporting.

Sending Forms and Written Requests in Good Order.

If you are writing to change your beneficiary, request a withdrawal or for any other purpose, contact us or your sales representative to learn what information is required for the request to be in "good order." Generally, a request is considered to be in "good order" when it is signed, dated and made with such clarity and completeness that we are not required to exercise any discretion in carrying it out.

We can only act upon requests that are received in good order.

The following is intended as a summary. Please read each section of this prospectus for additional detail.
Contract Design

The contracts described in this prospectus are individual deferred fixed variable annuity contracts. They are intended to be retirement savings vehicles that offer a variety of investment options to help meet long-term financial goals and provide for a death benefit and guaranteed income options. The term "contract" in this prospectus refers to individual fixed and variable annuity contracts.

Who's Who

You*: The individual who purchases the contract.

Contract Holder*: The person (or non-natural owner) to whom we issue the contract. Generally, you. The contract holder has all rights under the contract.

We (the Company): ReliaStar Life Insurance Company. We issue the contract.

For greater detail, please review "Purchase and Rights."

__________________

*Some contracts may be purchased by and issued directly to employers sponsoring certain plans, including 457 and 401 plans. The terms "you" and "contract holder" apply to these employers, who have all rights under the contract.

The Contract and Your Retirement Plan

The contracts may be issued on a nonqualified basis (nonqualified contracts), or for use with retirement arrangements under Tax Code sections 403(b), 408, 408A or 457 of the Tax Code (qualified contracts). We may also, at our discretion, issue nonqualified contracts for use with retirement arrangements under Tax Code section 401.

Use of an Annuity Contract in a Retirement Plan. Under the federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified retirement account (such as a 401(a), 401(k) 403(b), 408, 408A, or 457 retirement plan), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the tax qualified account itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) which may be valuable to you. You should discuss your alternatives with your financial representative taking into account the additional fees and expenses you may incur in an annuity. See "Purchase and Rights."

Contract Facts

Free Look/Right to Cancel. You may cancel your contract within ten days (some states require more than ten days) of receipt. See "Right To Cancel."

Death Benefit. Your beneficiary may receive a financial benefit in the event of your death prior to the income phase. Any death benefit during the income phase will depend upon the income phase payment option selected. See "Death Benefit" and "The Income Phase."

Withdrawals. During the accumulation phase you may withdraw all or part of your account value. Certain fees and taxes may apply. In addition, the Tax Code restricts full and partial withdrawals in some circumstances. See "Withdrawals."

PRO.100208-05	4

Systematic Withdrawals. These are made available for you to receive periodic withdrawals from your account, while retaining the account in the accumulation phase. See "Systematic Withdrawals."
Loans. If allowed by the contract, loans may be available during the accumulation phase. These loans are subject to certain restrictions. See "Loans."
Fees and Expenses. Certain fees and expenses are deducted from the value of your contract. See "Fee Table" and "Fees."
Taxation. Taxes will generally be due when you receive a distribution. Tax penalties may apply in some circumstances. See "Taxation."

Contract Phases
I. The Accumulation Phase (accumulating dollars under your contract)

STEP 1: You provide us with your completed application and initial purchase payment. We establish an account for you and credit that account with your initial purchase payment.

STEP 2: You direct us to invest your purchase payment in one or more of the following investment options:

  Fixed Interest Options; or

  Variable Investment Options. (The variable investment options are the subaccounts of Separate Account N. Each one invests in a specific mutual fund.)

STEP 3: Each subaccount you select purchases shares of its assigned fund.

Payments to Your Account
Step 1 â
ReliaStar Life Insurance Company
(a) â	Step 2	(b) â
Fixed Interest Options	Separate Account N Variable Investment Options
The Subaccounts
A	B	Etc.
â	Step 3	â
Mutual Fund A	Mutual Fund B

II. The Income Phase (receiving income phase payments from your contract)

When you want to begin receiving payments from your contract you may select from the options available. The contracts offer three income phase payment options (see "The Income Phase"). In general, you may:

  Receive monthly income phase payments for your life (assuming you are the annuitant); or

  Receive monthly income phase payments for your life, but with payments continuing to your beneficiary for ten years if you die before the end of the selected period; or

  Receive monthly income phase payments for your life and for the life of another person; and

  Select income phase payments that are fixed or vary depending upon the performance of the variable investment options you select.

5	PRO.100208-05

Fee Table

In this Section: Maximum Contract Owner Transaction Expenses Annual Maintenance Fee Maximum Separate Account Annual Expenses Fees Deducted by the Funds Hypothetical Examples

The following tables describe the fees and expenses that you will pay when buying, owning, and withdrawing from your contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, withdraw from the contract, or transfer cash value between investment options. State premium taxes may also be deducted. See "The Income Phase" for fees that may apply after you begin receiving payments under the contract.

Maximum Contract Owner Transaction Expenses

Also see the "Fees" section for:

  How, When and Why Fees are Deducted
  Redemption Fees
  Reduction, or Elimination of Certain Fees
  Premium and Other Taxes
  Charge for the Optional Enhanced Death Benefit Rider

We may have used the following terms in prior prospectuses:

Annual Contract Charge-Annual Maintenance Fee

Contract Year-Account Year

Administrative Charge-Administrative Expense Charge

Partial Withdrawal Processing Fee[1] $25.00

Transfer Charge[2] $25.00

Loan Processing[3] $25.00

Loan Interest Rate Spread (per annum)[4] 3.0%

1 The Company does not currently impose a partial withdrawal processing fee, but reserves the right to charge a fee not to exceed the lesser of 2% of the amount withdrawn or $25, including partial withdrawals made as a part of a systematic withdrawal program. See "Partial Withdrawal Processing Fee" in the "Fees" section. See also "Systematic Withdrawals."

2 The Company does not currently impose a charge for transfers between the subaccounts. However, we reserve the right to assess a $25 charge on any transfer and to limit the number of transfers, including transfers made under the dollar cost averaging program or the account rebalancing program.

3 This is the maximum fee we would charge. We are not currently charging this fee. See "Loans."

4 This is the difference between the rate applied and the rate credited on loans under your contract. Currently the loan interest rate spread is 2.5% per annum; however we reserve the right to apply a spread of up to 3.0% per annum. As of April 29, 2005, we are applying a rate of 5.5% per annum and crediting 3% per annum. See "Loans."

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Maintenance Fee5 $30.00

Maximum Separate Account Annual Expenses

(as a percentage of average account value)

Mortality and Expense Risk Charge 1.25%

Administrative Expense Charge 0.15%

Monthly Product Charge[6] 0.15%

Optional Enhanced Death Benefit Rider Charge[7] 0.15%

Total Separate Account Expenses 1.70%

5 We reserve the right to waive the annual maintenance fee under certain circumstances. See "Fees - Annual Maintenance Fee."

6 This charge is intended to reimburse the Company for expenses related to the sale of the contract, including distribution expenses. This charge is deducted on a monthly basis. See "Fees-Monthly Product Charge."

7 This charge is deducted on a monthly basis.

PRO.100208-05	6

The next item shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The minimum and maximum expenses listed below are based on expenses for the funds' most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees and other expenses)	Minimum 0.10%	Maximum 1.74%

* After taking into account any fee waiver or expense reimbursement arrangements, the minimum and maximum total fund operating expenses would be 0.10% and 1.52%, respectively. Neither the fund having the minimum expense percentage nor the fund having the maximum expense percentage is subject to a contractual fee waiver or expense reimbursement arrangement.

Fees Deducted by the Funds

Using this information. The following table shows the investment advisory fees, 12b-1 fees and other expenses including service fees (if applicable) charged annually by each fund. See the "Fees" section of this prospectus, and the fund prospectuses, for further information. Fund fees are one factor that impacts the value of a fund share. To learn about additional factors, refer to the fund prospectus. The fees and expense information regarding the funds was provided by the funds.

How Fees are Deducted. Fees are deducted from the value of the fund shares on a daily basis, which in turn affects the value of each subaccount on a daily basis. The column labeled "Fees and Expenses Waived or Reimbursed" shows only contractual waivers or reimbursements that continue through at least May 1, 2006. Except as noted below, the following figures are a percentage of the average net assets of each fund, and are based on figures for the year ended December 31, 2004. There is no guarantee that actual expenses will be the same as those shown in the table.

Fund Expense Table(1)(2)

Fund Name	Management (Advisory) Fees	12b-1 Fee	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
AIM V.I. Dent Demographic Trends Fund (Series I)(3)(4)	0.77%	--	0.37%	1.14%	0.08%	1.06%
Alger American Growth Portfolio (Class O)	0.75%	--	0.10%	0.85%	--	0.85%
Alger American Leveraged AllCap Portfolio (Class O)	0.85%	--	0.12%	0.97%	--	0.97%
Alger American MidCap Growth Portfolio (Class O)	0.80%	--	0.12%	0.92%	--	0.92%
Alger American Small Capitalization Portfolio (Class O)	0.85%	--	0.12%	0.97%	--	0.97%
Fidelity® VIP Asset Manager: Growth® Portfolio (Initial Class)	0.58%	--	0.16%	0.74%	--	0.74%
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%	--	0.11%	0.68%	--	0.68%
Fidelity® VIP Equity-Income Portfolio (Initial Class)	0.47%	--	0.11%	0.58%	--	0.58%

7	PRO.100208-05

Fund Name	Management (Advisory) Fees	12b-1 Fee	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
Fidelity® VIP Growth Opportunities Portfolio (Initial Class)	0.58%	--	0.14%	0.72%	--	0.72%
Fidelity® VIP Growth Portfolio (Initial Class)	0.58%	--	0.10%	0.68%	--	0.68%
Fidelity® VIP Index 500 Portfolio (Initial Class)(5)	0.10%	--	--	0.10%	--	0.10%
Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)	0.43%	--	0.13%	0.56%	--	0.56%
Fidelity® VIP Money Market Portfolio (Initial Class)	0.20%	--	0.09%	0.29%	--	0.29%
Franklin Small Cap Value Securities Fund (Class 2)(6)(7)	0.53%	0.25%	0.18%	0.96%	0.04%	0.92%
ING Alliance Mid Cap Growth Portfolio (Class S) (8)(9)	0.77%	--	0.26%	1.03%	--	1.03%
ING American Century Large Company Value Portfolio (Initial Class)	0.80%	--	0.20%	1.00%	--	1.00%
ING American Century Select Portfolio (Initial Class) (10)	0.64%	--	0.02%	0.66%	--	0.66%
ING American Century Small Cap Value Portfolio (Initial Class) (11)	1.00%	--	0.40%	1.40%	0.10%	1.30%
ING Baron Small Cap Growth Portfolio (Initial Class) (11)	0.85%	--	0.40%	1.25%	0.05%	1.20%
ING FMRSM Diversified Mid Cap Portfolio (Class S) (8)	0.75%	--	0.26%	1.01%	--	1.01%
ING Fundamental Research Portfolio (Initial Class)	0.60%	--	0.20%	0.80%	--	0.80%
ING JPMorgan Emerging Markets Equity Portfolio (Class S) (8)	1.25%	--	0.27%	1.52%	--	1.52%
ING JPMorgan Fleming International Portfolio (Initial Class)	0.80%	--	0.20%	1.00%	--	1.00%
ING JPMorgan Mid Cap Value Portfolio (Initial Class)	0.75%	--	0.35%	1.10%	--	1.10%
ING JPMorgan Small Cap Equity Portfolio (Class I) (12)(13)(14)	0.90%	--	--	0.90%	0.03%	0.87%
ING Julius Baer Foreign Portfolio (Class S) (8)	0.96%	--	0.25%	1.21%	--	1.21%
ING Legg Mason Value Portfolio (Class I) (13)(15)	0.80%	--	0.01%	0.81%	--	0.81%
ING Limited Maturity Bond Portfolio (Class S) (8)	0.28%	--	0.25%	0.53%	--	0.53%
ING Liquid Assets Portfolio (Class I) (15)	0.27%	--	0.02%	0.29%	--	0.29%
ING Marsico Growth Portfolio (Class S) (8)(9)	0.77%	--	0.26%	1.03%	--	1.03%
ING Marsico International Opportunities Portfolio (Class I)(16)(17)	0.54%	--	0.17%	0.71%	0.03%	0.68%
ING MFS Total Return Portfolio (Class S) (8)(9)	0.64%	--	0.25%	0.89%	--	0.89%
ING OpCap Balanced Value Portfolio (Initial Class)	0.80%	--	0.20%	1.00%	--	1.00%
ING Oppenheimer Global Portfolio (Initial Class) (10)	0.60%	--	0.06%	0.66%	--	0.66%
ING PIMCO Total Return Portfolio (Initial Class)	0.50%	--	0.35%	0.85%	--	0.85%

PRO.100208-05	8

Fund Name	Management (Advisory) Fees	12b-1 Fee	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
ING Pioneer Fund Portfolio (Class S) (18)	0.75%	--	0.26%	1.01%	--	1.01%
ING Pioneer Mid Cap Value Portfolio (Class S) (18)	0.75%	--	0.26%	1.01%	--	1.01%
ING Salomon Brothers Aggressive Growth Portfolio (Initial Class)	0.69%	--	0.13%	0.82%	--	0.82%
ING Salomon Brothers Fundamental Value Portfolio (Initial Class)	0.90%	--	0.20%	1.10%	--	1.10%
ING Salomon Brothers Large Cap Growth Portfolio (Initial Class) (10)	0.64%	--	0.23%	0.87%	--	0.87%
ING Stock Index Portfolio (Class I) (15)	0.27%	--	--	0.27%	--	0.27%
ING T. Rowe Price Capital Appreciation Portfolio (Class S) (8)(9)	0.66%	--	0.26%	0.92%	--	0.92%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Initial Class) (10)	0.64%	--	0.02%	0.66%	--	0.66%
ING T. Rowe Price Equity Income Portfolio (Class S) (8)(9)	0.66%	--	0.26%	0.92%	--	0.92%
ING T. Rowe Price Growth Equity Portfolio (Initial Class)	0.60%	--	0.15%	0.75%	--	0.75%
ING UBS U.S. Large Cap Equity Portfolio (Initial Class)	0.70%	--	0.15%	0.85%	--	0.85%
ING Van Kampen Comstock Portfolio (Initial Class) (11)	0.60%	--	0.35%	0.95%	0.07%	0.88%
ING Van Kampen Equity and Income Portfolio (Initial Class) (10)	0.55%	--	0.02%	0.57%	--	0.57%
ING Van Kampen Growth and Income Portfolio (Class S) (8)(9)	0.66%	--	0.26%	0.92%	--	0.92%
ING VP Balanced Portfolio, Inc. (Class I) (19)	0.50%	--	0.09%	0.59%	--	0.59%
ING VP Disciplined LargeCap Portfolio (Class I) (20)(21)	0.75%	--	0.23%	0.98%	0.08%	0.90%
ING VP Financial Services Portfolio (Class I) (20)(21)	0.75%	--	0.25%	1.00%	0.20%	0.80%
ING VP Global Science and Technology Portfolio (Class I) (19)(22)	0.95%	--	0.10%	1.05%	--	1.05%
ING VP High Yield Bond Portfolio (Class I) (20)(21)	0.63%	--	0.25%	0.88%	0.07%	0.81%
ING VP Index Plus LargeCap Portfolio (Class I) (19)(22)	0.35%	--	0.09%	0.44%	--	0.44%
ING VP Index Plus MidCap Portfolio (Class I) (19)(22)	0.40%	--	0.09%	0.49%	--	0.49%
ING VP Index Plus SmallCap Portfolio (Class I) (19)(22)	0.40%	--	0.09%	0.49%	--	0.49%
ING VP Intermediate Bond Portfolio (Class I) (19)	0.40%	--	0.08%	0.48%	--	0.48%
ING VP International Value Portfolio (Class I)(20)(21)	1.00%	--	0.22%	1.22%	0.22%	1.00%
ING VP MagnaCap Portfolio (Class I) (20)(21)	0.75%	--	0.29%	1.04%	0.14%	0.90%
ING VP MidCap Opportunities Portfolio (Class I) (20)(21)	0.75%	--	0.21%	0.96%	0.02%	0.94%
ING VP Natural Resources Trust (23)(24)	1.00%	--	0.33%	1.33%	--	1.33%

9	PRO.100208-05

Fund Name	Management (Advisory) Fees	12b-1 Fee	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
ING VP Real Estate Portfolio (Class I) (20)(21)	0.80%	--	0.45%	1.25%	0.20%	1.05%
ING VP SmallCap Opportunities Portfolio (Class I) (20)(21)	0.75%	--	0.19%	0.94%	0.04%	0.90%
ING VP Strategic Allocation Balanced Portfolio (Class I) (19)(22)	0.60%	--	0.10%	0.70%	--	0.70%
ING VP Strategic Allocation Growth Portfolio (Class I) (19)(22)	0.60%	--	0.10%	0.70%	--	0.70%
ING VP Strategic Allocation Income Portfolio (Class I) (19)(22)	0.60%	--	0.10%	0.70%	0.05%	0.65%
Janus Aspen International Growth Portfolio (Institutional Shares) (25)	0.64%	--	0.04%	0.68%	--	0.68%
Lord Abbett Series Fund - Growth and Income Portfolio (Class VC)	0.50%	--	0.39%	0.89%	--	0.89%
Lord Abbett Series Fund - Mid-Cap Value Portfolio (Class VC)	0.75%	--	0.42%	1.17%	--	1.17%
Neuberger Berman AMT Limited Maturity Bond Portfolio (Class I)(26)	0.65%	--	0.08%	0.73%	--	0.73%
Neuberger Berman AMT Partners Portfolio (Class I)(26)	0.83%	--	0.08%	0.91%	--	0.91%
Neuberger Berman AMT Socially Responsive Portfolio (Class I)(26)(27)	0.85%	--	0.89%	1.74%	0.24%	1.50%
OpCap Equity Portfolio(28)	0.80%	--	0.23%	1.03%	0.02%	1.01%
OpCap Global Equity Portfolio(28)	0.80%	--	0.46%	1.26%	--	1.26%
OpCap Managed Portfolio(28)	0.80%	--	0.12%	0.92%	--	0.92%
OpCap Small Cap Portfolio(28)	0.80%	--	0.11%	0.91%	--	0.91%
PIMCO VIT - Real Return Portfolio(29)	0.25%	--	0.40%	0.65%	--	0.65%
Pioneer Equity Income VCT Portfolio (Class I)	0.65%	--	0.07%	0.72%	--	0.72%
Pioneer High Yield VCT Portfolio (Class I)	0.65%	--	0.13%	0.78%	--	0.78%
Wanger Select(30)(31)	0.85%	--	0.15%	1.00%	--	1.00%
Wanger U.S. Smaller Companies(32)	0.91%	--	0.08%	0.99%	--	0.99%
Footnotes to "Fund Expense Table"
(1)

The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in this Fund Expense Table and the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments may also be used by the company to finance distribution. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above. See "Fees - Fund Fees and Expenses" for additional information.

(2)

In the case of fund companies affiliated with the Company, where the Company or an affiliated investment adviser employs subadvisers to manage the funds, no direct payments are made to the Company or the affiliated investment adviser by the subadvisers. Subadvisers may provide reimbursement for employees of the Company or its affiliates to attend business meetings or training conferences. The investment management fee shown in the fee table is apportioned between the Company or other affiliated investment adviser and subadviser. This apportionment varies by subadviser, resulting in varying amounts of revenue retained by the investment adviser, including the Company. This apportionment of the investment advisory fee does not increase, directly or indirectly, the fees and expenses shown above. See "Fees - Fund Fees and Expenses" for additional information.

(3)

The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items as discussed in the fund's prospectus) of Series I shares to 1.30% of average daily net assets for each series portfolio of AIM Variable Insurance Funds. The expense limitation agreements are in effect through April 30, 2006. Please refer to the fund's prospectus for more detailed information.

(4)

Effective January 1, 2005 through December 31, 2009, the Fund's advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement. (See "Fund Management-Advisor Compensation" in the Fund's prospectus.)

PRO.100208-05	10

(5)

Effective March 1, 2005, the terms of the fund's expense limit were changed to make it more permanent. Under the new arrangement, management fees for the fund have been reduced to 0.10%, and fund expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees, or extraordinary expenses). Under the new contract, this expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is now required by contract and is no longer voluntary on the fund manager's part. The expense limit does not, however, apply to new funds or classes that may be created in the future.

(6)	While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Board has set the current rate at 0.25% per year.
(7)

The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund. This reduction is required by the fund's Board of Trustees and an exemptive order by the SEC. The Fund's fiscal year end is April 30.

(8)

The amounts shown are estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets based on each Portfolio's actual operating expenses for Class S shares for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which Directed Services, Inc. (DSI) as adviser to each Portfolio, has agreed for each Portfolio for the current fiscal year. Other Expenses for each Portfolio include a Shareholder Services fee of 0.25%. Effective March 1, 2004, the management fee structure for ING JPMorgan Emerging Markets Equity Portfolio was revised. Through a "bundled fee" arrangement, DSI, the Trust's manager, is paid a single fee for advisory, administrative, custodial, transfer agency, auditing and legal services necessary for the ordinary operation of the Portfolios. The Portfolios would also bear any extraordinary expenses.

(9)

A portion of the brokerage commissions that the ING AIM Mid Cap Growth, ING Marsico Growth, ING MFS Total Return, ING T. Rowe Price Capital Appreciation, ING T. Rowe Price Equity Income and ING Van Kampen Growth and Income Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions, the Total Annual Fund Operating Expenses for each Portfolio for the year ended December 31, 2004 would have been 0.87%, 1.00%, 0.88%, 0.90%, 0.91%, and 0.90%, respectively. This arrangement may be discontinued at any time.

(10)

Effective December 1, 2004, Management (Advisory) Fees were restated to reflect a decrease as follows: from 0.80% to 0.64% for ING American Century Select Portfolio; from 0.70% to 0.64% for ING Salomon Brothers Large Cap Growth Portfolio; from 0.85% to 0.64% for ING T. Rowe Price Diversified Mid Cap Growth Portfolio; and from 0.85% to 0.55% for ING Van Kampen Equity and Income Portfolio. Effective December 1, 2004, the administrative fees (included in Other Expenses) were restated to reflect an increase/decrease as follows: from 0.20% to 0.02% for ING American Century Select Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING Van Kampen Equity and Income Portfolio; from 0.60% to 0.06% for ING Oppenheimer Global Portfolio, and from 0.20% to 0.23% for ING Salomon Brothers Large Cap Growth Portfolio.

(11)

The Administrator of the Fund has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expenses for ING American Century Small Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, and ING Van Kampen Comstock Portfolios so that the Net Annual Fund Operating Expenses for these Portfolios shall not exceed 1.30%, 1.20%, and 0.88%, respectively, through May 1, 2006. Without this waiver, the Net Annual Fund Operating Expenses would be 1.40% for ING American Century Small Cap Value, 1.25% for ING Baron Small Cap Growth and 0.95% for ING Van Kampen Comstock Portfolios.

(12)

The amounts shown are estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. Because the Class I shares for these Portfolios had not commenced operations as of December 31, 2004, expenses are based on each Portfolio's actual operating expenses for Class S shares, as adjusted for contractual changes, if any, and fee waivers to which Directed Services, Inc. (DSI), as adviser to each Portfolio, has agreed. Through a "bundled fee" arrangement, DSI, the Trust's manager, is paid a single fee for advisory, administrative, custodial, transfer agency, auditing and legal services necessary for the ordinary operation of the Portfolio. The Portfolios would also bear any extraordinary expenses.

(13)

A portion of the brokerage commissions that the ING JPMorgan Small Cap Equity and ING Legg Mason Value Portfolios pay is used to reduce each Portfolio's expenses. Including those reductions, the Total Annual Fund Operating Expenses for each Portfolio for the year ended December 31, 2004 would have been 0.87% and 0.81%, respectively. This arrangement may be discontinued at any time.

(14)

Directed Services, Inc. (DSI), the adviser, has contractually agreed to waive a portion of the management fee for the Portfolio. Based upon net assets as of December 31, 2004, the management fee waiver would equal 0.03% for ING JPMorgan Small Cap Equity Portfolio. This expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date. This agreement will only renew if DSI elects to renew it.

(15)

The amounts shown are estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for Class I shares for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which DSI, as adviser to each Portfolio, has agreed for each Portfolio for the current fiscal year. Through a "bundled fee" arrangement, DSI, the Trust's manager, is paid a single fee for advisory, administrative, custodial, transfer agency, auditing and legal services necessary for the ordinary operation of the Portfolio. The Portfolios would also bear any extraordinary expenses.

(16)

The amounts shown are estimated operating expenses for Class I shares of the Portfolio as a ratio of expenses to average daily net assets. Operating expenses for the Portfolio are estimated as it had not commenced operations as of December 31, 2004. Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of average daily net assets for the Portfolio. Other Expenses for the Portfolio is estimated because it did not have a full calendar year of operations as of December 31, 2004 (the Portfolios' fiscal year end).

11	PRO.100208-05

(17)

Directed Services, Inc. (DSI), the adviser, has entered into a written expense limitation agreement with respect to ING Marsico International Opportunities Portfolio under which it will limit expenses of the Portfolio, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSI within three years. The amount of the Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading Fees and Expenses Waived or Reimbursed. The expense limitation agreement will continue through at least May 1, 2006. For further information regarding the expense limitation agreements, see the Fund's prospectus.

(18)

The amounts shown are estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets. Operating expenses for each Portfolio are estimated as they had not commenced operations as of December 31, 2004. Other Expenses for each Portfolio include a Shareholder Services fee of 0.25%. Through a "bundled fee" arrangement, DSI, the Trust's manager, is paid a single fee for advisory, administrative, custodial, transfer agency, auditing and legal services necessary for the ordinary operation of the Portfolios. The Portfolios would also bear any extraordinary expenses. Other Expenses for each Portfolio are estimated because the Portfolio did not have a full calendar year of operations as of December 31, 2004 (the Portfolio's fiscal year end).

(19)

The amounts shown are estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year, adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Portfolio, has agreed for each Portfolio. ING Funds Services, LLC receives an annual administrative fee (included in Other Expenses) equal to 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

(20)

The amounts shown are the estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. With the exception of ING VP Financial Services Portfolio and ING VP Real Estate Portfolio, these estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Portfolio, has agreed for each Portfolio for the current fiscal year. For ING VP Financial Services Portfolio and ING VP Real Estate Portfolio, which have not had a full year of operations, as of December 31, 2004, expenses are based on estimated amounts for the current fiscal year.

(21)

ING Funds Services, LLC receives an annual administration fee (included in Other Expenses) equal to 0.10% of each Portfolio's average daily net assets. ING Investments, LLC has entered into a written expense limitation agreement with ING Variable Products Trust under which it will limit expenses of the Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading Fees and Expenses Waived or Reimbursed. The amount of expenses proposed to be waived during the current fiscal year by ING Investments, LLC for ING VP Financial Services Portfolio and ING VP Real Estate Portfolio, are shown under the heading Fees and Expenses Waived or Reimbursed. For each Portfolio, the expense limits will continue through at least May 1, 2006. For further information regarding the expense limitation agreements, see the Fund's prospectus.

(22)

ING Investments, LLC, the investment adviser to each Portfolio, has entered into written expense limitation agreements with each Portfolio under which it will limit expenses of the Portfolios, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading Fees and Expenses Waived or Reimbursed. The expense limits will continue through at least May 1, 2006. For further information regarding the expense limitation agreements, see the Fund's prospectus.

(23)

The amounts shown are the estimated operating expenses for shares of the fund as a ratio of expenses to average daily net assets. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the Fund's investment adviser, has agreed.

(24)

ING Funds Services, LLC receives an annual administration fee (included in Other Expenses) equal to 0.10% of the Fund's average daily net assets. ING Investments, LLC has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of the Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading Fees and Expenses Waived or Reimbursed. The expense limit is 2.50% for the Fund. The expense limits will continue through at least May 1, 2006. In addition, effective January 1, 2005, pursuant to a side agreement which is not reflected in the fund expense table, ING Investments, LLC has lowered the expense limit to 1.18% for ING VP Natural Resources Trust through at least December 31, 2005. There is no guarantee that this side agreement will continue after that date. Any fees waived pursuant to the side agreement shall not be eligible for recoupment. For further information regarding the expense limitation agreements, see the Fund's prospectus.

(25)

All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2004, restated to reflect reductions in the portfolios' management fees effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

(26)

Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2008 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Limited Maturity Bond and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Limited Maturity Bond and Partners Portfolio's average daily net asset value; and 1.50% of the average daily net asset value of the Socially Responsive Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

PRO.100208-05	12

(27)

NBMI has voluntarily committed to waive fees and/or reimburse expenses for an additional 0.20% of the average daily net asset value of the Socially Responsive Portfolio to maintain the Portfolio's net operating expense ratio at 1.30%. NBMI can, at its sole discretion, on at least 30 days' notice terminate this voluntary waiver and/or reimbursement commitment.

(28)

Management (Advisory) Fees reflect effective management fees before taking into effect any fee waiver. Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are shown before expense offsets afforded the Portfolios. The Fund's adviser has contractually agreed to reduce total annual portfolio operating expenses of each Portfolio (except Global Equity) to the extent they would exceed 1.00% (net of any expense offset by earnings credits from the custodian bank) of the Portfolio's average daily net assets and 1.25% (net of any expense offset by earnings credit from the custodian bank) of the Global Equity Portfolio's average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by the Fund's adviser through December 31, 2015. Had expense offsets been included in these figures, the Total Annual Fund Operating Expenses, Fees and Expenses Waived or Reimbursed and Net Annual Fund Operating Expenses would be 1.02%, 0.02%, and 1.00%, respectively, for OpCap Equity Portfolio; and 1.25%, --, and 1.25%, respectively, for OpCap Global Equity Portfolio.

(29)

Other Expenses reflect an administrative fee of 0.25% and a service fee of 0.15%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. Ratio of net expenses to average net assets excluding interest expense is 0.65%.

(30)

Management fees have been restated to reflect contractual changes to the management fee for the Fund as of February 10, 2005. Previously, the Adviser had waived a portion of its fees so that those fees were retained at the following rate: 0.85%. The fee waiver was effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004. If the fee waiver had not been implemented as noted above, actual expenses of the Fund would be as follows: management fee, 0.95%; other expenses, 0.15%; and total operating expenses, 1.10%.

(31)	The Adviser has undertaken to limit Wanger Select's annual expenses to 1.35% of its average net assets. This expense limitation is contractual and will terminate on April 30, 2006.
(32)

Management fees have been restated to reflect contractual changes to the management fee for the Fund as of February 10, 2005. Previously, the Adviser had waived a portion of its fees so that those fees were retained at the following rates: 0.99% of net assets up to $100 million; 0.94% of the next $150 million; and 0.89% of net assets in excess of $250 million. The fee waiver was effective as of February 10, 2005 but applied as if it had gone into effect on December 1, 2004. If the fee waiver had not been implemented as noted above, actual expenses of the Fund would be as follows: management fee, 0.92%; other expenses, 0.08%; and total operating expenses, 1.00%.

13	PRO.100208-05

Hypothetical Examples

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses including the annual maintenance fee of $30 (converted to a percentage of assets equal to 0.028%) and fund fees and expenses.

Example 1: The following Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds as listed in the "Total Annual Fund Operating Expenses" column in the Fund Expense Table above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$349	$1,064	$1,801	$3,745

Example 2: The following Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the minimum fees and expenses of any of the funds listed in the "Total Annual Fund Operating Expenses" column in the Fund Expense Table above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$186	$575	$989	$2,145

PRO.100208-05	14

Condensed Financial Information

Understanding Condensed Financial Information. In Appendix III of this prospectus we provide condensed financial information about Separate Account N subaccounts you may invest in through the contract. The numbers show the year-end unit values of each subaccount from the time purchase payments were first received in the subaccounts under the contracts.

Investment Options

The contracts offer variable investment options and fixed interest options.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Separate Account N, a separate account of the Company. Each subaccount invests in a specific mutual fund. You do not invest directly in or hold shares of the funds.

  Mutual Fund (fund) Descriptions: We provide brief descriptions of the funds in Appendix II. Refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from our administrative service center at the address and phone number listed in "Contract Overview-Questions: Contacting the Company," by accessing the SEC's web site or by contacting the SEC Public Reference Room.

Fixed Interest Options. For a description of the fixed interest options, see Appendix I.

Selecting Investment Options

  Choose options appropriate for you. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

  Understand the risks associated with the options you choose. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.

  Be informed. Read this prospectus, the fund prospectuses and Appendix I.

Limits on Availability of Options. We may add, withdraw or substitute funds, subject to the conditions in your contract and compliance with regulatory requirements. See "Other Topics-Contract Modifications - Addition, Deletion or Substitution of Fund Shares." Some subaccounts or fixed interest options may not be available in all contracts or in some states. In the case of a substitution, the new fund may have different fees and charges, investment objectives or policies than the fund it replaced.

Limits on How Many Investment Options You May Select. Generally you may select no more than 18 investment options at any one time during the accumulation phase of your account. Each subaccount and each fixed account selected counts towards the 18 investment option limit.

Limits Imposed by Underlying Funds. Orders for the purchase of fund shares may be subject to acceptance or rejection by the underlying fund. We reserve the right to reject, without prior notice, any allocation of a purchase payment to a subaccount if the subaccount's investment in its corresponding fund is not accepted by the fund for any reason.

Reinvestment. The funds described in this prospectus have, as a policy, the distribution of income, dividends and capital gains. There is, however, an automatic reinvestment of such distributions under the contracts described in this prospectus.

15	PRO.100208-05

Additional Risks of Investing in the Funds.

Insurance-Dedicated Funds. (Mixed and Shared Funding) The funds described in this prospectus are available only to insurance companies for their variable contracts. Such funds are often referred to as "insurance-dedicated funds," and are used for "mixed" and "shared" funding.

"Mixed funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are bought for variable life insurance contracts issued by us or other insurance companies.

"Shared funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

  Mixed-bought for annuities and life insurance.

  Shared-bought by more than one company.

Possible Conflicts of Interest. It is possible that a conflict of interest may arise due to mixed and shared funding, a change in law affecting the operations of variable annuity separate accounts, differences in the voting instructions of the contract holder and others maintaining a voting interest in the funds, or some other reason. Such a conflict could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund's board of directors or trustees will monitor events in order to identify any material irreconcilable conflicts which may arise and to determine what action, if any, should be taken to address such conflicts. In the event of a conflict, the Company will take any steps necessary to protect contract holders and annuitants maintaining a voting interest in the funds, including the withdrawal of Separate Account N from participation in the funds which are involved in the conflict.

Transfers Among Investment Options

During the accumulation phase you may transfer amounts among the available subaccounts, or among the subaccounts and Fixed Account A. Amounts may be transferred from Fixed Account C to one or more subaccounts only, and requires participation in the dollar cost averaging program. Transfers from Fixed Account C to Fixed Account A are not allowed. Transfers between Fixed Account A and Fixed Account C and from the subaccounts to Fixed Account C are not allowed.

We do not currently charge a transfer fee. However, we reserve the right to charge a fee of $25 for each transfer and to limit the number of transfers.

Transfer Requests. Requests may be made in writing, by telephone and under the dollar cost averaging and automatic reallocations programs.

Limits Imposed by Underlying Funds. Orders for the purchase of fund shares may be subject to acceptance or rejection by the underlying fund. We reserve the right to reject, without prior notice, any allocation of a purchase payment to a subaccount if the subaccount's investment in its corresponding fund is not accepted by the fund for any reason.

Limits on Frequent or Disruptive Transfers. The contract is not designed to serve as a vehicle for frequent trading. Frequent trading can disrupt management of a fund and raise its expenses through: 1) increased trading and transaction costs; 2) forced and unplanned portfolio turnover; 3) lost opportunity costs; and 4) large asset swings that decrease the fund's ability to provide maximum investment return to all contract holders. This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies and make frequent transfers should not purchase the contract.

PRO.100208-05	16

We monitor transfer activity. With regard to frequent transfers, in the event that an individual's or organization's transfer activity:

1) exceeds our then-current monitoring standard for frequent trading;

2) is identified as problematic by an underlying fund even if the activity does not exceed our monitoring standard for frequent trading; or

3) if we determine in our sole discretion that such transfer activity may not be in the best interests of other contract holders, we will take the following actions to deter such transfer activity. Upon the first violation, we will send a one time warning letter. A second violation will result in the suspension of trading privileges via facsimile, telephone, email and internet, and limit trading privileges to submission by regular U.S. mail for a period of six months. At the end of that period, trading privileges will be reinstated. If there is another violation after such rights are reinstated, we will suspend such privileges permanently. We will notify you in writing if we take any of these actions.

Additionally, if such transfer activity is initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract owners, we will also take the following actions, without prior notice: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract holder; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract holder at a time.

Our current definition of frequent trading is more than one purchase and sale of the same underlying fund within a 30-day period. We do not count transfers associated with scheduled dollar cost averaging or automatic rebalancing programs and transfers involving certain de minimis amounts when determining whether trading activity is excessive. We reserve the right to modify our general standard, or the standard as it may apply to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of contract holders and fund investors and/or state or federal regulatory requirements. If we modify such standard, it will be applied uniformly to all contract holders or, as applicable, to all contract holders investing in the underlying fund.

In addition, if, due to the excessive dollar amounts of trades, even though not within our then current definition of frequent trading, an individual's or organization's transfer activity is determined, in our sole discretion, to be disruptive, we will take the same actions as are described above to limit frequent transfers.

The Company does not allow waivers to the above policy. Our excessive trading policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted above.

Value of Your Transferred Dollars. The value of amounts transferred into or out of subaccounts will be based on the subaccount unit values next determined after we receive your transfer request in good order at our administrative service center or, if you are participating in the dollar cost averaging or automatic reallocation programs, after your scheduled transfer or reallocation.

Telephone and Electronic Transactions: Security Measures. Telephone transactions may be available when you complete a telephone reallocation form and a personal identification number (PIN) has been assigned. To prevent fraudulent use of telephone or electronic transactions (including, but not limited to, Internet transactions), we have established security procedures. These include recording calls on voice recording equipment, requiring completion of a "telephone reallocation" form, written confirmation of telephone instructions and use of a PIN to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

17	PRO.100208-05

The Dollar Cost Averaging Program. Dollar cost averaging is an investment strategy whereby you purchase fixed dollar amounts of an investment at regular intervals, regardless of price.

Currently under this program, you may direct us to automatically transfer a fixed dollar amount or a specified percentage from the subaccounts, or from Fixed Account A or Fixed Account C to any of the other subaccounts, subject to the following:

  Transfers from Fixed Account C to Fixed Account A are not allowed. Transfers to Fixed Account C from any subaccount and from Fixed Account A are not allowed.

  Transfers from Fixed Account A may be made on a monthly, quarterly, semi-annual or annual basis. Transfers from Fixed Account C may be made on a monthly basis.

Dollar cost averaging neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. There is no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each account year. To obtain an application form or additional information about this program, contact your sales representative or call us at the number listed in "Contract Overview-Questions: Contacting the Company."

We reserve the right to discontinue, modify or suspend the dollar cost averaging program and to charge a processing fee not to exceed $25 for each transfer made under this program.

The Automatic Reallocation Program (Account Rebalancing). Account rebalancing allows you to reallocate your account value to match the investment allocations you originally selected by reallocating account values from the subaccounts that have increased in value to those subaccounts that have declined in value or increased in value at a slower rate. Only account values invested in the subaccounts may be rebalanced. We automatically reallocate your account value on each quarterly anniversary of the date we established your account (or any other date as we allow). Account rebalancing neither ensures a profit nor guarantees against loss in a declining market.

There is currently no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each account year. You are eligible to participate in this program if your account value is at least $10,000. To apply, you must complete an application you may obtain by writing to us at the address listed in "Contract Overview-Questions: Contacting the Company." You must choose the applicable subaccounts and the percentage of account value to be maintained on a quarterly basis in each subaccount. All values in a selected subaccount will be available for rebalancing.

You may instruct us at any time to terminate this program by written request to us at the address listed in "Contract Overview -- Questions: Contacting the Company." Any value in a subaccount that has not been reallocated will remain in that subaccount regardless of the percentage allocation, unless you instruct us otherwise. If you wish to continue the reallocations after they have been terminated, you must complete an application and have at least $10,000 of account value.

We reserve the right to discontinue, modify or suspend the account rebalancing program and to charge a processing fee not to exceed $25 for each reallocation between the subaccounts or to or from the unloaned account value of Fixed Account A. The account value in Fixed Account C is not eligible for participation in this program.

Transfers from the Fixed Accounts. For information on transfers from the Fixed Accounts, see Appendix I, The Fixed Accounts.

PRO.100208-05	18

Purchase and Rights

Use of an Annuity Contract in your Plan. Under the federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified retirement account (such as a 401, 403(b), 408, 408A, or 457 retirement plan), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the tax qualified account itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) which may be valuable to you. You should discuss your alternatives with your financial representative taking into account the additional fees and expenses you may incur in an annuity.

Valuation Date: Any day that the New York Stock Exchange is open for trading.

How to Purchase.

The contract holder may purchase a contract from us by completing an application and making an initial purchase payment. Upon our approval we will issue a contract and set up an account for the contract holder under the contract.

Purchase Payment Methods.

For nonqualified contracts, the following purchase payment methods are allowed:

  One lump sum;
  Periodic payments; or
  Transfer under Tax Code section 1035.

For qualified contracts, the following purchase payment methods are allowed:

  One lump sum;
  Periodic payments; or

  Transfer or rollover as permitted by the Tax Code. Currently, the contracts do not allow rollovers from a 401(a), 401(k) or 403(b) plan, or an IRA, into contracts used with 457 plans.

The minimum amount we will accept as an initial purchase payment is $25,000 and subsequent purchase payments may not be less than $5,000. The minimum payment to Fixed Account C is $5,000. We reserve the right to reject any purchase payment to an existing account if the purchase payment, together with the account value at the next valuation date, exceeds $1,000,000. Any purchase payment not accepted by the Company will be refunded.

Any reduction of the minimum initial or subsequent purchase payment amount will not be unfairly discriminatory against any person. We will make any such reduction according to our own rules in effect at the time the purchase payment is received. We reserve the right to change these rules from time to time.

Acceptance or Rejection of Your Application. We must accept or reject your application within two business days of receipt. If the application is incomplete, we may hold any forms and accompanying purchase payment(s) for five business days.

19	PRO.100208-05

We may hold purchase payments for longer periods, pending acceptance of the application, only with your permission. If the application is rejected, we will notify you of the reasons and the application and any purchase payments will be returned to you.

Allocating Purchase Payments to the Investment Options. We will allocate your purchase payments among the investment options you select. However, for contracts issued in states that require a refund of all purchase payments made, we will credit the initial purchase payment to the Fidelity VIP Money Market subaccount during the right to cancel period, plus five calendar days. See "Right to Cancel." Allocations must be in whole percentages and there are limits on the number of investment options you may select. When selecting investment options you may find it helpful to review the "Investment Options" section.

Factors to Consider in the Purchase Decision. The decision to purchase or participate in a contract should be discussed with your financial representative, making sure that you understand the investment options it provides, its other features, the risks and potential benefits you will face, and the fees and expenses you will incur. You should pay attention to the following issues, among others:

  Long-Term Investment - The contracts are long-term investments, and are typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Tax Code or your plan, or may expose you to early withdrawal charges or tax penalties. The value of deferred taxation on earnings grows with the amount of time funds are left in a contract. You should not participate in a contract if you are looking for a short-term investment or expect to need to make withdrawals before you are 59 1/2.

  Investment Risk - The value of investment options available under the contracts may fluctuate with the markets and interest rates. You should not participate in this contract in order to invest in these options if you cannot risk getting back less money than you put in.

  Features and Fees - The fees for these contracts reflect costs associated with the features and benefits they provide. As you consider a contract, you should determine the value that these various benefits and features have for you, given your particular circumstances, and consider the charges for those features.

  Exchanges - If a contract will be a replacement for another annuity contract you should compare the two options carefully, compare the costs associated with each, and identify additional benefits available under these contracts. You should consider whether these additional benefits justify incurring a new schedule of early withdrawal charges or any other increased charges that might apply under these contracts. Also, be sure to talk to your financial professional or tax adviser to make sure that the exchange will be handled so that it is tax-free.

Other Products. We and our affiliates offer various other products with different features and terms than these contracts that may offer some or all of the same funds. These products have different benefits, fees and charges, and may offer different share classes of the funds offered in this contract that are less expensive. These other products may or may not better match your needs. You should be aware that there are alternative options available, and, if you are interested in learning more about these other products, contact your registered representative.

Right to Cancel

When and How to Cancel. You may cancel your contract within ten days of receipt (some states require more than ten days) by returning it to our administrative service center or to your sales representative along with a written notice of cancellation.

Refunds. We will issue you a refund within seven calendar days of our receipt of your contract and written notice of cancellation. Unless your state requires otherwise, your refund will equal the purchase payments made plus any earnings or minus any losses attributable to those purchase payments allocated among the subaccounts. In other words, where a refund of contributions is not required, you will bear the entire investment risk for amounts allocated among the subaccounts during this period and the amount refunded could be less than the amount paid. If your state requires, we will refund all purchase payments made.

For contracts issued in states that require a refund of all purchase payments made, we will credit the initial purchase payment to the Fidelity VIP Money Market subaccount during the right to cancel period, plus five calendar days. If you cancel your contract within ten days of receipt, we will refund all purchase payments made or the account value, whichever is greater. If you choose to keep the contract, the purchase payments will be then allocated among the investment options you selected.

PRO.100208-05	20

Fees

The following repeats and adds to information provided in the "Fee Table" section. Please review both sections for information on fees.

MAXIMUM TRANSACTION FEES

Partial Withdrawal Processing Fee

There is no early withdrawal charge for withdrawals from the contracts. However, we reserve the right to charge a partial withdrawal processing fee not to exceed the lesser of 2% of the amount withdrawn or $25.

Annual Maintenance Fee

Maximum Amount. $30.00

When/How. Each year during the accumulation phase we deduct this fee from your account value. We deduct it on your account anniversary and at the time of full withdrawal.

Purpose. This fee reimburses us for our administrative expenses related to the establishment and maintenance of your account.

Waiver. We reserve the right to waive the annual maintenance fee under certain circumstances such as if your account value exceeds $50,000 on the date this fee is to be deducted. However, we reserve the right to reinstate the fee on contracts qualifying for the waiver.

Transfer Charge

Amount. We do not currently charge a transfer fee. However, we reserve the right to charge $25 per transfer for any transfer, including transfers made under the dollar cost averaging program and the automatic reallocation program.

Purpose. This charge reimburses us for administrative expenses associated with transferring your dollars among investment options.

Redemption Fees

If applicable, we may deduct the amount of any redemption fees imposed by the underlying mutual funds as a result of withdrawals, transfers or other fund transactions you initiate. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your account value.

FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

Mortality and Expense Risk Charges

Maximum Amount. The amount of these charges, on an annual basis, is equal to 1.25% of the daily value of amounts invested in the subaccounts.

Types of Fees

There are four types of fees or deductions that may affect your account.

MAXIMUM TRANSACTION FEES

  Partial Withdrawal Processing Fee
  Annual Maintenance Fee
  Transfer Charge
  Redemption Fees

FEES DEDUCTED FROM

INVESTMENTS IN THE

SEPARATE ACCOUNT

  Mortality and Expense Risk Charges
  Administrative Expense Charge
  Monthly Product Charge
  Optional Enhanced Death Benefit Rider Charge

FUND FEES AND EXPENSES

PREMIUM AND OTHER TAXES

Account Year/Account

Anniversary: A period of 12 months measured from the date we established your account and each anniversary of this date. Account anniversaries are measured from this date.

Mortality Risk Charge.............................................................. 0.85%

Expense Risk Charge................................................................ 0.40%

Total Mortality and Expense Risk Charges............................... 1.25%

21	PRO.100208-05

When/How. We deduct these charges daily from the subaccounts corresponding to the funds you select. We do not deduct these charges from the fixed interest options.

Purpose. These charges compensate us for the mortality and expense risks we assume under the contract.

  The mortality risks are those risks associated with our promise to make lifetime income phase payments based on annuity rates specified in the contract.

  The expense risk is the risk that the actual expenses we incur under the contract will exceed the maximum costs that we can charge.

If the amount we deduct for these charges is not enough to cover our mortality costs and expenses under the contract, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from these charges.

Administrative Expense Charge

Maximum Amount. The amount of this charge, on an annual basis, is equal to 0.15% of the daily value of amounts invested in the subaccounts.

When/How. We deduct this charge daily from the subaccounts corresponding to the funds you select. We do not deduct this charge from the fixed interest options.

Purpose. This charge helps defray our administrative expenses that cannot be covered by the mortality and expense risk charges described above. There is not necessarily a relationship between the amount of the charge imposed on any given contract and the amount of expenses that may be attributable to the contract.

Monthly Product Charge Maximum Amount. The amount of this charge, on an annual basis is equal to 0.15% of the average daily value of amounts invested in the subaccounts.

When/How. We deduct this charge monthly from the subaccounts or, if there is no account value invested in the subaccounts as of the deduction date, from the fixed accounts. We will not deduct this charge if there was no amount invested in the subaccounts for the entire month before the deduction date.

Purpose. This charge compensates us for the expenses relating to the sale of the contracts, including distribution costs. We anticipate that the absence of an early withdrawal charge will lead to greater liquidity and therefore greater expenses which will be offset by this charge. If the amount we deduct for this charge is not enough to cover the distribution costs, we will bear the loss. This charge is not intended to exceed these costs. We do not expect to make a profit from this charge.

Optional Enhanced Death Benefit Rider Charge

If you have purchased the optional enhanced death benefit rider, we will charge a fee equal to an annual rate of 0.15% of the average daily value of amounts invested in the subaccounts. See "Death Benefit - Optional Enhanced Death Benefit Rider." This fee will be charged monthly.

REDUCTION OR ELIMINATION OF CERTAIN FEES

When sales of the contract are made to individuals or a group of individuals in a manner that results in savings of sales or administrative expenses, we may reduce or eliminate the annual maintenance fee, the expense risk charge or the administrative expense charge. Our decision to reduce or eliminate any of these fees will be based on one or more of the following:

  The size and type of group to whom the contract is offered;

  The type and frequency of administrative and sales services provided;

  The use by an employer of automated techniques in submitting purchase payments or information related to purchase payments on behalf of its employees; or

  Any other circumstances which reduce distribution or administrative expenses.

The reduction or elimination of any of these fees will not be unfairly discriminatory against any person and will be done according to our rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time. The right to reduce or eliminate any of these fees may be subject to state approval.

PRO.100208-05	22

FUND FEES AND EXPENSES

As shown in the Fund Expense Table which begins of on page 7 of this prospectus, each fund deducts management fees from the amounts allocated to the fund. In addition, each fund deducts other expenses which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and contract owner or participant services provided on behalf of the fund. Furthermore, certain funds deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. For a more complete description of the funds' fees and expenses, review each fund's prospectus.

The Company or its U.S. affiliates receive varying levels of revenue from each of the funds available through the contract. In terms of total dollar amounts received, the greatest amount of revenue generally comes from assets allocated to funds managed by Company affiliates (including but not limited to ING Life Insurance and Annuity Company, ING Investments, LLC and Directed Services, Inc.), which funds may or may not also be subadvised by a Company affiliate. Assets allocated to funds managed by a Company affiliate but subadvised by unaffiliated third parties generally generate the next greatest amount of revenue. Finally, assets allocated to unaffiliated funds generally generate the least amount of revenue.

Types of Revenue Received from Affiliated Funds

Affiliated funds are (a) funds managed by ING Life Investment and Annuity Company, ING Investments, LLC, Directed Services, Inc., or other Company affiliates, which may or may not also be subadvised by another Company affiliate; and (b) funds managed by a Company affiliate but which are subadvised by unaffiliated third parties.

Revenues received by the Company from affiliated funds include:

  Service fees that are deducted from fund assets and included within the "Other Expenses" column of the Fund Expense Table; and

  For certain share classes, the Company or its affiliates may also receive compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 Fees" column of the Fund Expense Table.

Additionally, the Company receives other revenues from affiliated funds which may be based either on an annual percentage of average net assets held in the fund by the Company or a percentage of the management fees shown in the Fund Expense Table. These revenues may be received as cash payments or according to a variety of financial accounting techniques which are used to allocate revenue and profits across the organization. In the case of affiliated funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the affiliated investment adviser and ultimately shared with the Company.

Types of Revenue Received from Unaffiliated Funds

Revenue received from each of the unaffiliated funds or their affiliates is based on an annual percentage of the average net assets held in that fund by the Company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

Revenues received by the Company or its affiliates from unaffiliated funds include:

  For certain funds, compensation paid from 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the Fund Expense Table; and

  Additional payments for administrative, recordkeeping or other services which we provide to the funds or their affiliates or as an incentive for us to make the funds available through the contract. These additional payments are not disclosed in the Fund Expense Table and do not increase directly or indirectly the fees and expenses shown in the Fund Expense Table. These additional payments may be used by us to finance distribution of the contract.

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The following table shows the 11 unaffiliated fund families and/or investment management groups which have funds currently offered through the contract, ranked according to the total amount they paid to the Company or its affiliates in 2004, in connection with the registered variable annuity contracts issued by the Company:

1) Fidelity Investments

2) Janus Funds

3) Fred Alger Management, Inc.

4) PIMCO Funds

5) Neuberger Berman Funds

6) AIM Investments

7) Pioneer Investments

8) Columbia Wanger Asset Management, L.P.

9) Franklin Templeton Investments

10) Lord Abbett Funds

11) OpCap Advisers LLC

If the revenues received from affiliated funds were included in the table above, payments from ING Investments, LLC and other Company affiliates would be sixth on the list.

Please note certain management personnel and other employees of the Company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated funds.

PREMIUM AND OTHER TAXES

Maximum Amount. Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4%, depending upon the jurisdiction.

When/How. We reserve the right to deduct a charge for premium taxes from your account value or from purchase payments to the account at any time, but not before there is a tax liability under state law. For example, we may deduct a charge for premium taxes from purchase payments as they are received, or from the account value immediately before you commence income phase payments, as permitted or required by applicable law.

In addition, we reserve the right to assess a charge for any federal taxes due against the separate account. See "Taxation."

Your Account Value

During the accumulation phase your account value at any given time equals:

  The current dollar value of amounts invested in the subaccounts; plus

  The current dollar values of amounts invested in the fixed interest options, including interest earnings to date.

Subaccount Accumulation Units. When you select a fund as an investment option, your account dollars invest in "accumulation units" of the Separate Account N subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an "accumulation unit value," as described below, for each unit.

Accumulation Unit Value (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The AUV varies daily in relation to the underlying fund's investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charges and the administrative expense charge (if any). We discuss these deductions in more detail in "Fee Table" and "Fees."

Valuation. We determine the AUV every normal business day that the New York Stock Exchange (NYSE) is open, after the close of the NYSE (normally at 4:00 p.m. Eastern Time). At that time we calculate the current AUV by multiplying the AUV last calculated by the "net investment factor" of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

PRO.100208-05	24

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:

  The net assets of the fund held by the subaccount as of the current valuation; minus

  The net assets of the fund held by the subaccount at the preceding valuation; plus or minus

  Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by

  The total value of the subaccount's units at the preceding valuation; minus

  A daily deduction for the mortality and expense risk charges, the administrative expense charge, and any other fees deducted from investments in the separate account. See "Fees."

The net investment rate may be either positive or negative.

Hypothetical Illustration. As a hypothetical illustration assume that your initial purchase payment to a qualified contract is $25,000 and you direct us to invest $13,000 in Fund A and $12,000 in Fund B. Also assume that on the day we receive the purchase payment the applicable AUVs after the next close of business of the New York Stock Exchange are $10 for Subaccount A and $20 for Subaccount B. Your account is credited with 1,300 accumulation units of Subaccount A and 600 accumulation units of Subaccount B.

25,000 Purchase Payment
Step 1: You make an initial purchase payment of $25,000.	Step 1 â

Step 2:	Step 2 â

  You direct us to invest $13,000 in Fund A. The purchase payment purchases 1,300 accumulation units of Subaccount A ($13,000 divided by the current $10 AUV).

  You direct us to invest $12,000 in Fund B. The purchase payment purchases 600 accumulation units of Subaccount B ($12,000 divided by the current $20 AUV).
Separate Account One
Subaccount A 1,300 accumulation units	Subaccount B 600 accumulation units	Etc.
Step 3: The separate account purchases shares of the applicable funds at the then current market value (net asset value or NAV).	â	Step 3	â
Mutual Fund A	Mutual Fund B

Each fund's subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.

Purchase Payments to Your Account. If all or a portion of your initial purchase payment is directed to the subaccounts, it will purchase subaccount accumulation units at the AUV next computed after our acceptance of your application as described in "Purchase and Rights." Subsequent purchase payments or transfers directed to the subaccounts will purchase subaccount accumulation units at the AUV next computed following our receipt of the purchase payment or transfer request in good order. The AUV will vary day to day.

25	PRO.100208-05

Withdrawals

Taxes, Fees and Deductions

Amounts withdrawn may be subject to one or more of the following:

  Annual Maintenance Fee (see "Fees-Annual Maintenance Fee")
  Partial Withdrawal Processing Fee
  Redemption Fees (see "Fees - Redemption Fees")
  Tax Penalty (see "Taxation")
  Tax Withholding (see "Taxation")

To determine which may apply to you, refer to the appropriate sections of this prospectus, contact your sales representative or call us at the number listed in "Contract Overview-Questions: Contacting the Company."

Withdrawal Value: Your account value less any outstanding loan balance.

Subject to any applicable retirement plan or Tax Code restrictions (see "Withdrawal Restrictions" below), you may withdraw all or a portion of your withdrawal value at any time during the accumulation phase. No withdrawals are permitted from Fixed Account C.

Steps for Making A Withdrawal

  Select the withdrawal amount.
  Full and Partial Withdrawal: You may request withdrawal of either:

  A gross amount, in which case the applicable taxes will be deducted from the gross amount requested; or

  A specific amount after deduction of the applicable taxes.

  Partial Withdrawal: Requests for partial withdrawals are subject to the following conditions:

  The minimum amount of any partial withdrawal must be $1,000;

  The account value may not fall below the greater of $25,000 or any outstanding loan balance divided by 85%;

  We may charge a processing fee of $25 or, if less, 2% of the amount partially surrendered;

  Unless otherwise agreed to by us, we will withdraw dollars the same proportion as the values you hold in the investment options in which you have an account value; and

  You must properly complete a disbursement form and deliver it to our administrative service center.

Withdrawal Restrictions. Some plans may have other limits on withdrawals, other than or in addition to those listed below.

  Section 403(b)(11) of the Tax Code generally prohibits withdrawals under 403(b) contracts prior to your death, disability, attainment of age 59 1/2, severance from employment, or financial hardship of the following:

(1) Salary reduction contributions made after December 31, 1988; and

(2) Earnings on those contributions and earnings on amounts held before 1989 and credited after December 31, 1988. Income attributable to salary reduction contributions and credited on or after January 1, 1989, may not be distributed in the case of hardship.

  Participants in the Texas Optional Retirement Program. You may not receive any distribution before retirement, except upon becoming disabled as defined in the Tax Code or terminating employment with Texas public institutions of higher learning. Conditions under which you may exercise the right to withdraw and the right to advance the date on which an income phase payment option is to begin are limited. These restrictions are imposed by reason of the Texas Attorney General's interpretation of Texas law.

  401(k) plans generally prohibit withdrawal of salary reduction contributions and associated earnings prior to your death, disability, attainment of age 59 1/2, severance from employment, or financial hardship. Income attributable to salary reduction contributions and credited on or after January 1, 1989 may not be distributed in the case of hardship.

PRO.100208-05	26

Calculation of Your Withdrawal. We determine your account value every normal business day that the New York Stock Exchange (NYSE) is open, after the close of the NYSE (normally at 4:00 p.m. Eastern Time). We pay withdrawal amounts based on your account value as of the next valuation date after we receive a request for withdrawal in good order at our administrative service center.

Delivery of Payment. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, your withdrawal amount will be sent no later than seven calendar days following our receipt of your properly-completed disbursement form in good order. No interest will accrue on amounts represented by uncashed withdrawal checks.

Loans

Loans Available from Certain Qualified Contracts.

If allowed by the contracts and the plan for which the contract is issued, a loan may be available from the account value prior to your election of an income phase payment option or the annuitant's attainment of age 70 1/2. Loans are only allowed from amounts allocated to subaccounts and certain fixed accounts. Additional restrictions may apply under the Tax Code or due to our administrative practices. We reserve the right not to grant a loan request if you have an outstanding loan in default. Loans are not available from nonqualified contracts or IRAs.

A loan may be requested by properly completing the loan request form and submitting it to our Administrative Office. Read the terms of the loan agreement before submitting any request.

Charges. We reserve the right to charge a processing fee not to exceed $25. Interest will be charged on loaned amounts. The difference between the rate applied and the rate credited on loans under your contract is currently 2.5% per annum (i.e., a 2.5% loan interest rate spread). We reserve the right to apply a loan interest rate spread of up to 3.0% per annum.

Systematic Withdrawals

A systematic withdrawal is a series of automatic partial withdrawals from your account based on a payment method you select. You may elect to withdraw a specified dollar amount or a percentage of the account value on a monthly, quarterly, semiannual or annual basis. The amount of each systematic withdrawal must be at least $100.

Systematic Withdrawal Availability. We reserve the right to modify or discontinue offering systematic withdrawals. However, any such modification or discontinuation will not affect any systematic withdrawals already in effect. We may add additional systematic withdrawal options from time to time.

Requesting a Systematic Withdrawal. To request systematic withdrawals and to assess terms and conditions that may apply, contact your sales representative at the number listed in "Contract Overview-Questions: Contacting the Company."

Terminating Systematic Withdrawals. You may discontinue systematic withdrawals at any time by submitting a written request to our administrative service center.

Features of a Systematic Withdrawal

A systematic withdrawal allows you to receive regular payments from your contract without moving into the income phase. By remaining in the accumulation phase, you retain certain rights and investment flexibility not available during the income phase. Because the account remains in the accumulation phase, all accumulation phase charges continue to apply.

Charges. We reserve the right to charge a processing fee not to exceed the lesser of 2% of each systematic withdrawal payment or $25. We currently do not impose this charge.

Taxation. Systematic withdrawals and revocations of elections may have tax consequences. Amounts withdrawn may be included in your gross income in the year in which the withdrawal occurs, and withdrawals prior to your reaching age 59 1/2 may also be subject to a 10% federal tax penalty. If you are concerned about tax implications, consult a qualified tax adviser.

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Death Benefit

This section provides information about the death benefit during the accumulation phase. For death benefit information applicable to the income phase, see "The Income Phase."

Terms to Understand

Account Year/Account Anniversary: A period of 12 months measured from the date we established your account and each anniversary of this date. Account anniversaries are measured from this date.

Annuitant(s): The person(s) on whose life(lives) or life expectancy(ies) the income phase payments are based.

Beneficiary(ies): The person(s) or entity(ies) entitled to receive death benefit proceeds under the contract.

Claim Date: The date proof of death and the beneficiary's right to receive the death benefit are received in good order at our administrative service center. Please contact our administrative service center to learn what information is required for a request for payment of the death benefit to be in good order. Generally, a request is considered to be in "good order" when it is signed, dated and made with such clarity and completeness that we are not required to exercise any discretion in carrying it out.

During the Accumulation Phase

When is a Death Benefit Payable? During the accumulation phase a death benefit is payable when the contract holder or in certain circumstances, annuitant dies.

Who Receives Death Benefit Proceeds? If you would like certain individuals or entities to receive the death benefit when it becomes payable, you may name them as your beneficiaries and/or contingent beneficiaries. Unless you have instructed us otherwise, if more than one beneficiary has been named, the payment will be paid in equal shares. If you die and no beneficiary or contingent beneficiary exists, or if the beneficiary or contingent beneficiary is not living on the date payment is due, the death benefit will be paid in a lump sum to your estate.

Designating Your Beneficiary. You may designate a beneficiary on your application and may change the designated beneficiary at any time before income phase payments begin by sending us a written request. Upon our receipt of your written request in good order (see "Contract Overview-Questions: Contacting the Company"), we will process the change effective the date it was signed. Any change in beneficiary will not affect any payments made or affect any actions taken by us before the request was received. We are not responsible for the validity of any beneficiary change.

Death Benefit Amount

If you (for contracts owned by a natural person), or the annuitant (for contracts owned by a non-natural person) die prior to the income phase, the person you have chosen to be your beneficiary will receive a death benefit. The death benefit will be the greatest of three amounts: (1) the account value less any outstanding loan balance; (2) the sum of all purchase payments, adjusted for any amounts deducted from your account (including withdrawals, payments made under an income phase payment plan, loans and fees and expenses); or (3) the account value on the sixth account anniversary immediately preceding your death (i.e., the account value on the latest of the 6th, 12th, 18th, etc. account anniversary), adjusted for purchase payments made and for amounts deducted (including withdrawals, payments made under an income phase payment plan, loans and fees and expenses) since that anniversary. If you or the annuitant, as described above, die after age 80, your beneficiary will receive the greater of (1) or (2) above.

Optional Enhanced Death Benefit Rider

For an additional premium, you can purchase a rider that enables you to change the sixth account anniversary immediately preceding your death, in option (3) above, to the anniversary immediately preceding your death. The charge for this rider is equal to an annual rate of 0.15% of the average daily value of amounts invested in the subaccounts, charged on a monthly basis.

For contracts owned by a natural person, if the annuitant dies and is not the same as the contract owner, the contract owner will automatically be named as the new annuitant and no death benefit will be payable.

Payment of the Death Benefit Before Income Phase Payments Begin

The beneficiary may choose one of the following three methods of payment:

(1) Receive a lump-sum payment equal to all or a portion of the account value; or

(2) Apply some or all of the account value to any of the income phase payment options (in no event may payments to a beneficiary extend beyond the beneficiary's life expectancy or any period certain greater than the beneficiary's life expectancy); or

(3) Any other distribution method acceptable to us.

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The timing and manner of payment are subject to the Tax Code's distribution rules (see "Taxation-Required Minimum Distributions"). In general, the death benefit must be applied to either an income phase payment option within one year of the contract holder's or annuitant's death or the entire account value must be distributed within five years of the contract holder's or annuitant's date of death. An exception to this provision applies if the designated beneficiary is the surviving spouse, in which case the beneficiary may continue the contract as the successor contract holder and generally may exercise all rights under the contract.

Requests for payment of the death benefit in a lump-sum will be paid within seven calendar days following the next valuation after we receive proof of death and a request for payment. Requests for continuing income phase payments or another form of distribution method must be in writing and received by us within the time period allowed by the Tax Code or the death benefit will be paid in a lump-sum and the contract will be canceled.

Unless the beneficiary elects otherwise, lump-sum payments will generally be made into an interest bearing account that is backed by our general account. This account can be accessed by the beneficiary through a checkbook feature. The beneficiary may access death benefit proceeds at any time through the checkbook without penalty. Interest credited on this account may be less than under other settlement options available under the contract.

Taxation. In general, payments received by your beneficiary after your death are taxed to the beneficiary in the same manner as if you had received those payments. Additionally, your beneficiary may be subject to tax penalties if he or she does not begin receiving death benefit payments within the timeframe required by the Tax Code. See "Taxation."

The Income Phase

During the income phase you stop contributing dollars to your account and start receiving payments from your accumulated account value.

Initiating Payments. To start receiving income phase payments, you must notify us in writing of all of the following:

  Payment start date;

  Income phase payment option (see the income phase payment options table in this section); and

  Choice of fixed, variable or a combination of both fixed and variable payments.
We may have used the following term in prior prospectuses: Annuity Provisions-Income Phase Annuity Payout Selection-Income Phase Payment Option Annuity Payout-Income Phase Payment

Your account will continue in the accumulation phase until you properly initiate income phase payments. If you have not selected an income phase payment option before the payment start date, we will apply the fixed account values to provide fixed annuity payments and the subaccount values to provide variable annuity payments, both in the form of a Life Income with Payments Guaranteed for 10 years (120 months) to be automatically effective. You may change the income phase payment option by notifying us in writing before the payment start date. Once an income phase option is selected, it may not be changed.

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What Affects Payment Amounts? Some of the factors that may affect the amount of your income phase payments include your age, gender, account value, the income phase payment option selected and whether you select fixed, variable or a combination of both fixed and variable payments.

Fixed Payments. Amounts funding fixed income phase payments will be held in the Company's general account. The amount of fixed payments does not vary with investment performance over time.

Variable Payments. Amounts funding your variable income phase payments will be held in the subaccount(s) you select. Payment amounts will vary depending upon the performance of the subaccounts you select. For more information about how variable income phase payments are determined, call us for a copy of the Statement of Additional Information. See "Contract Overview-Questions: Contacting the Company."

Transfers. After income phase payments begin you may transfer between subaccounts once per year.

Assumed Net Investment Rate. If you elect variable payments, the assumed net investment rate is 3%. If the investment performance of the subaccounts you selected exceeds 3%, your income phase payments will increase. Conversely, if the investment performance of the subaccounts you selected is less than 3%, your income phase payments will decrease.

Minimum Payment Amounts. The income phase payment option you select must result in monthly payments of at least $100. We reserve the right to change the frequency of income phase payments to intervals that will result in payments of at least $100.

If the account value less any outstanding loan balance at the payment start date is less than $5,000, you will receive one lump-sum payment and the contract will be cancelled.

Restrictions on Start Dates and the Duration of Payments. Unless otherwise agreed to by us, the start date must be the first business day of any calendar month. The earliest start date is the first business day of the first month after issue. If the start date you selected does not occur on a valuation date at least 60 days after issue, we reserve the right to adjust the start date to the first valuation date after the start date you selected that is at least 60 days after issue. If you do not select a start date, the start date will be the annuitant's 85th birthday. The latest start date is the annuitant's 99th birthday. If income phase payments start when the annuitant is at an advanced age, such as over 85, it is possible that the contract will not be considered an annuity for federal tax purposes. You may change the start date by notifying us in writing at least 30 days before the start date currently in effect and the new start date. The new start date must satisfy the requirements for a start date.

For qualified contracts only, income phase payments may not extend beyond:

  The life of the annuitant;
  The joint lives of the annuitant and beneficiary;
  A guaranteed period greater than the annuitant's life expectancy; or
  A guaranteed period greater than the joint life expectancies of the annuitant and beneficiary.

See "Taxation" for further discussion of rules relating to income phase payments.

Charges Deducted. When you select an income phase payment option (one of the options listed in the tables immediately below), a mortality and expense risk charge, consisting of a daily deduction of 1.25% on an annual basis, will be deducted from amounts held in the subaccounts. This charge compensates us for mortality and expense risks we assume under income phase payment options and is applicable to all income phase payment options, including variable options under which we do not assume a mortality risk. In this situation, this charge will be used to cover expenses. Although we expect to make a profit from this fee, we do not always do so. For variable options under which we do not assume a mortality risk, we may make a larger profit than under other options. We may also deduct a daily administrative charge of 0.15% annually from amounts held in the subaccounts. We are currently deducting this charge.

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Death Benefit During the Income Phase. The death benefits that may be available to a beneficiary are outlined in the income phase payment options table below. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days following the next valuation date after we receive proof of death acceptable to us and the request for the payment in good order at our administrative service center. If continuing income phase payments are elected, the beneficiary may not elect to receive a lump sum at a future date unless the income phase payment option specifically allows a withdrawal right. We will calculate the value of any death benefit at the next valuation after we receive proof of death and a request for payment. Such value will be reduced by any payments made after the date of death.

Unless the beneficiary elects otherwise, lump-sum payments will generally be made into an interest bearing account that is backed by our general account. This account can be accessed by the beneficiary through a checkbook feature. The beneficiary may access death benefit proceeds at any time through the checkbook without penalty. Interest credited on this account may be less than under other settlement options available under the contract.

Partial Entry into the Income Phase. You may elect an income phase payment option for a portion of your account dollars, while leaving the remaining portion invested in the accumulation phase. Amounts applied to income phase payments are treated as a withdrawal from the contract, and we reserve the right to deduct any premium taxes not already paid under the contract. Whether the Tax Code considers such payments taxable as income phase payments or as withdrawals is currently unclear; therefore, you should consult with a qualified tax adviser before electing this option. The same or a different income phase payment option may be selected for the portion left invested in the accumulation phase.

Taxation. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting an income phase payment option, the Tax Code requires that your expected payments will not exceed certain durations. See "Taxation" for additional information.

Income Phase Payment Options.

The following table lists the income phase payment options and accompanying death benefits available during the income phase. We may offer other income phase payment options under the contract from time to time.

Once income phase payments begin the income phase payment option selected may not be changed.

Terms to understand:

Annuitant(s): The person(s) on whose life expectancy(ies) the income phase payments are based.

Beneficiary(ies): The person(s) or entity(ies) entitled to receive a death benefit under the contract.

Lifetime Income Phase Payment Options
Life Income

Length of Payments: For as long as the annuitant lives. It is possible that only one payment will be made if the annuitant dies prior to the second payment's due date.

Death Benefit-None: All payments end upon the annuitant's death.

Life Income with Payments Guaranteed for 10 Years*

Length of Payments: For as long as the annuitant lives, with payments guaranteed for 10 years (120 months).

Death Benefit-Payment to the Beneficiary: If the annuitant dies before we have made all the guaranteed payments, we will continue to pay the beneficiary the remaining payments.

Life Income- Two Lives

Length of Payments: For as long as either annuitant lives. It is possible that only one payment will be made if both annuitants die before the second payment's due date.

Death Benefit - None: All payments end upon the death of both annuitants.

* Guaranteed period payments may not extend beyond the shorter of your life expectancy or until your age 95.

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Taxation

In this Section

INTRODUCTION

CONTRACT TYPE

WITHDRAWALS AND OTHER

DISTRIBUTIONS

  Taxation of Distributions
  10% Penalty Tax
  Withholding for Federal Income Tax Liability

REQUIRED MINIMUM DISTRIBUTIONS

  Minimum Distribution of Death Benefit Proceeds
  Minimum Distribution of Death Benefit Proceeds

(Nonqualified Contracts)

RULES SPECIFIC TO CERTAIN PLANS

  401(a), 401(k), and 403(b) Plans
  457(b) Plans
  408(b) and 408A IRAs

TAXATION OF

NONQUALIFIED CONTRACTS

POSSIBLE CHANGES IN TAXATION

TAXATION OF THE COMPANY

When consulting a tax adviser, be certain that he or she has expertise in the Tax Code sections applicable to your tax concerns.

INTRODUCTION

This section discusses our understanding of current federal income tax laws affecting the contract. You should keep the following in mind when reading it:

  Your tax position (or the tax position of the designated beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contract;

  Tax laws change. It is possible that a change in the future could affect contracts issued in the past;

  This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions; and

  We do not make any guarantee about the tax treatment of the contract or any transaction involving the contract.

We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax adviser. No attempt is made to provide more than general information about the use of the contract with tax-qualified retirement arrangements. For more comprehensive information contact the Internal Revenue Service (IRS).

Taxation of Gains Prior to Distribution. Under the federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified retirement account (such as a 401, 403(b), 408, 408A or 457 retirement plan), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified retirement account itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) which may be valuable to you. You should discuss your alternatives with your financial representative taking into account the additional fees and expenses you may incur in an annuity.

Investor Control. Although earnings under the contract are generally not taxed until withdrawn, the Internal Revenue Service (IRS) has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances income and gains from the separate account assets would be currently includible in the variable contract owner's gross income. Future guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the contract holder from being considered the federal tax owner of a pro rata share of the assets of the separate account.

Diversification. Tax Code section 817(h) requires that in a nonqualified contract the investments of the funds be "adequately diversified" in accordance with Treasury Regulations in order for the contract to qualify as an annuity contract under federal tax law. The separate account, through the funds, intends to comply with the diversification requirements prescribed by Tax Code section 817(h) and by the Treasury in Reg. Sec. 1.817-5, which affects how the funds' assets may be invested.

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CONTRACT TYPE

The contract is designed for use on a non-tax qualified basis as a nonqualified contract or with certain retirement arrangements that qualify under Tax Code sections 403(b), 408(b), 408A or 457(b). The contracts may also, at our sole discretion, be issued as nonqualified contracts in connection with retirement arrangements under Tax Code sections 401(a) and 401(k).

Tax Rules. The tax rules vary according to whether the contract is a nonqualified contract or used with a qualified retirement arrangement. If used with a qualified retirement arrangement, you need to know the Tax Code section under which your arrangement qualifies. Contact your plan sponsor, sales representative or the Company to learn which Tax Code section applies to your arrangement.

The Contract. Contract holders are responsible for determining that contributions, distributions and other transactions satisfy applicable laws. Legal counsel and a tax adviser should be consulted regarding the suitability of a contract. If a contract is purchased in conjunction with a retirement plan, the plan is not a part of the contract and we are not bound by the plan's terms or conditions.

WITHDRAWALS AND OTHER DISTRIBUTIONS

Certain tax rules apply to distributions from these contracts. A distribution is any amount taken from a contract including withdrawals, income phase payments, rollovers, exchanges and death benefit proceeds. We report the taxable portion of all distributions to the IRS.

Taxation of Distributions

Nonqualified Contracts. A full withdrawal of a nonqualified contract is taxable to the extent that the amount received exceeds the investment in the contract. A partial withdrawal is taxable to the extent that the account value immediately before the withdrawal exceeds the investment in the contract. In other words, a partial withdrawal is treated first as a withdrawal of taxable earnings.

Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the "investment in the contract" in the old contract will carry over to the new contract. You should consult with your tax advisor regarding procedures for making Section 1035 exchanges.

If your contract is purchased through a tax-free exchange of a life insurance, endowment or annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:

  First, from any remaining "investment in the contract" made prior to August 14, 1982 and exchange into the contract;

  Next, from any "income on the contract" attributable to the investment made prior to August 14, 1982;

  Then, from any remaining "income on the contract"; and

  Lastly, from any remaining "investment in the contract."

For income phase payments an exclusion ratio is calculated to determine a portion of each payment which represents the investment in the contract is not taxable.

For fixed income phase payments in general, there is no tax on the portion of each payment which represents the same ratio that the investment in the contract bears to the total dollar amount of the expected payments as defined in Tax Code section 72(c). The entire payment will be taxable once the recipient has recovered the investment in the contract.

For variable income phase payments, an equation is used to establish a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The entire income phase payment will be taxable once the recipient has recovered the investment in the contract.

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All deferred nonqualified annuity contracts that are issued by the Company (or its affiliates) to the same contract holder during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code section 72(e) through the serial purchase of annuity contracts or otherwise.

401(a), 401(k), 403(b) and Governmental 457(b) Plans. All distributions from these plans are taxed as received unless either of the following is true:

  The distribution is an eligible retirement plan and it is rolled over to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code; or

  You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed according to the rules detailed in the Tax Code.

Tax-Exempt 457(b) Plans. All amounts received under a 457(b) plan of a non-governmental tax exempt employer are includible in taxable income when paid or otherwise made available to you, and are subject to mandatory federal income tax withholding as wages, except death benefits. No withholding is required on payments to beneficiaries.

408(b) IRAs. All distributions from a traditional IRA are taxed as received unless either one of the following is true:

  The distribution is rolled over to another traditional IRA or, to a plan eligible to receive rollovers; or

  You made after-tax contributions to the plan. In this case the distribution will be taxed according to rules detailed in the Tax Code.

408A Roth IRAs. A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

  Made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA of the owner; and

  Made after you attain age 59 1/2, die, become disabled as defined in the Tax Code or for a qualified first-time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings. A partial distribution will first be treated as a return of contributions which is not taxable and then as taxable accumulated earnings.

Taxation of Death Benefit Proceeds. In general, payments received by your beneficiaries after your death are taxed in the same manner as if you had received those payments.

10% Penalty Tax

Under certain circumstances the Tax Code may impose a 10% penalty tax on the taxable portion of any distribution from a nonqualified contract or from a contract used with a 401(a), 401(k), 403(b), 408(b) or 408A arrangement.

Nonqualified Contracts. The 10% penalty tax applies to the taxable portion of a distribution from a nonqualified annuity unless certain exceptions apply, including one or more of the following:

  You have attained age 59 1/2;

  You have become disabled as defined in the Tax Code;

  You (or the annuitant if the owner is a non-natural person) have died;

  The distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

  The distribution is allocable to investment in the contract before August 14, 1982.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

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401(a), 401(k), 403(b) or Governmental 457(b) Plans. The Tax Code imposes a 10% penalty tax on the taxable portion of any distribution from a 401(a), 401(k), or 403(b) plan or from amounts distributed from a 457(b) plan that are attributable to rollovers from a 401(a), 401(k), or 403(b) plan, unless certain exceptions, including one or more of the following, have occurred:

  You have attained age 59 1/2;

  You have become disabled, as defined in the Tax Code;

  You have died and the distribution is to your beneficiary;

  You have separated from service with the sponsor at or after age 55;

  The distribution amount is rolled over into another eligible retirement plan or to an IRA in accordance with the terms of the Tax Code;

  You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life or the life expectancy or the joint lives of joint life expectancies of you and your designated beneficiary;

  The distribution is made due to an IRS levy upon your account; or

  The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (QDRO).

In addition, the penalty tax does not apply to the amount of a distribution equal to unreimbursed medical expenses incurred by you during the taxable year that qualify for deduction as specified in the Tax Code. The Tax Code may impose other penalty taxes in other circumstances.

408(b) and 408A IRAs. In general, except for (d) above, the exceptions for 401(a), 401(k), and 403(b) plans also apply to distributions from an IRA, including a distribution from a Roth IRA that is not a qualified distribution or a rollover to a Roth IRA that is not a qualified rollover contribution. The penalty tax is also waived on a distribution made from an IRA to pay for health insurance premiums for certain unemployed individuals or used for a qualified first-time home purchase or for higher education expenses.

Withholding For Federal Income Tax Liability

Any taxable distributions under the contract are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient's tax status.

Nonqualified Contracts. Generally, you or a designated beneficiary may elect not to have tax withheld from distributions.

401(a), 401(k), 403(b) or Governmental 457(b) Plans. Generally, distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, mandatory withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain distributions described in the Tax Code.

408(b) and 408A IRAs. Generally, you or a designated beneficiary may elect not to have tax withheld from distributions.

Tax Exempt 457 Plans. All distributions from a 457(b) plan of a non-governmental tax exempt employer except death benefit proceeds, are subject to mandatory federal income tax withholding as wages. No withholding is required on payments to beneficiaries.

Non-resident Aliens. If you or your designated beneficiary are non-resident aliens, then any withholding is governed by Tax Code section 1441 based on the individual's citizenship, the country of domicile and treaty status.

REQUIRED MINIMUM DISTRIBUTIONS

To avoid certain tax penalties, you and any designated beneficiary must meet the required minimum distributions imposed by the Tax Code. These rules may dictate one or more of the following:

35	PRO.100208-05

  Start date for distributions;

  The time period in which all amounts in your account(s) must be distributed; or

  Distribution amounts.

The requirements do not apply to either nonqualified contracts or Roth IRA contracts, except with regard to Roth IRA death benefits.

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, whichever occurs later, unless:

  You are a 5% owner or the contract is an IRA, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 70 1/2; or

  Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986. In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance be distributed earlier.

Time Period. We must pay out distributions from the contract over a period not extending beyond one of the following time periods:

  Over your life or the joint lives of you and your designated beneficiary; or

  Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

Distribution Amounts. The amount of each periodic distribution must be calculated in accordance with Tax Code Section 401(a)(9).

50% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 50% excise tax may be imposed on the required amount that was not distributed.

The death benefit under the contract may affect the amount of the required minimum distribution that must be taken.

Minimum Distribution of Death Benefit Proceeds (401(a), 401(k), 403(b) and 457 Plans and 408(b) and 408A IRAs)

The following applies to 401(a), 401(k), 403(b), 457 plans and 408(b) and 408(A) IRAs. Different distribution requirements apply if your death occurs:

  On or after you begin receiving minimum distributions under the contract; or

  Before you begin receiving such distributions.

If your death occurs on or after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Tax Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2005, your entire balance must be distributed to the designated beneficiary by December 31, 2010. However, if the distributions begin by December 31 of the calendar year following the calendar year of your death, then payments may be made within one of the following timeframes:

  Over the life of the designated beneficiary; or

  Over a period not extending beyond the life expectancy of the designated beneficiary.

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Start Dates for Spousal Beneficiaries. If the designated beneficiary is your spouse, distributions must begin on or before the later of the following:

  December 31 of the calendar year following the calendar year of your death; or

  December 31 of the calendar year in which you would have attained age 70 1/2.

Special Rule for IRA Spousal Beneficiaries. In lieu of taking a distribution under these rules, a spousal beneficiary may elect to treat the account as his or her own IRA and defer taking a distribution until his or her own start date. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the account or fails to take a distribution within the required time period.

Minimum Distribution of Death Benefit Proceeds (Nonqualified Contracts)

Death of the Contract Holder. The following requirements apply to nonqualified contracts at your death. Different distribution requirements apply if your death occurs:

  After you begin receiving income phase payments under the contract; or

  Before you begin receiving such distributions.

If your death occurs after you begin receiving income phase payments, distributions must be made at least as rapidly as under the method in effect at the time of your death.

If your death occurs before you begin receiving income phase payments, your entire balance must be distributed within five years after the date of your death. For example, if you die on September 1, 2005, your entire balance must be distributed by August 31, 2010. However, if distributions begin within one year of your death, then payments may be made over one of the following timeframes:

  Over the life of the designated beneficiary; or

  Over a period not extending beyond the life expectancy of the designated beneficiary.

Spousal Beneficiaries. If the designated beneficiary is your spouse, the account may be continued with the surviving spouse as the new contract holder.

Death of Annuitant. If the contract holder is a non-natural person and the primary annuitant dies, the same rules apply on the death of the primary annuitant as outlined above for death of a contract holder.

Tax Consequences of Enhanced Death Benefit

The contract offers a death benefit that may exceed the greater of the premium payments and the contract value. It is possible that the IRS could characterize such a death benefit as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to contract owners. Also, the presence of the death benefit as well as certain other contract benefits may affect the amount of required distributions. Finally, certain charges are imposed with respect to some of the available death benefit riders. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the contract.

RULES SPECIFIC TO CERTAIN PLANS

401(a), 401(k) and 403(b) Plans

Tax Code sections 401(a), 401(k) and 403(b) permit certain employers to establish various types of retirement plans for employees and permits self-employed individuals to establish various types of retirement plans for themselves and for their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans.

Assignment or Transfer of Contracts. Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to persons other than:

  A plan participant as a means to provide benefit payments;

  An alternate payee under a qualified domestic relations order in accordance with Tax Code section 414(p); or

  The Company as collateral for a loan.

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Exclusions from Gross Income. In order to be excludable from gross income for federal income tax purposes, total annual contributions made by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $42,000. Compensation means your compensation for the year from the employer sponsoring the plan and, for years beginning after December 31, 1997, includes any elective deferrals under Tax Code section 402(g) and any amounts not includible in gross income under Tax Code sections 125 or 457.

  This limit applies to your contributions as well as to any contributions made by your employer on your behalf. An additional limit specifically limits your salary reduction contributions to a 401(k) or 403(b) plan to generally no more than $14,000 in 2005. This limit is scheduled to increase to $15,000 in 2006 and thereafter.

After 2006 contribution limits are subject to annual adjustments for cost-of-living increases. Your own limit may be higher or lower, depending upon certain conditions.

Purchase payments to your account(s) will be excluded from your gross income only if the plan meets certain nondiscrimination requirements.

Catch-up Contributions. Notwithstanding the contribution limit provided for above, a participant in a 401(k) or 403(b) plan (if allowed by the plan, as applicable) who is at least age 50 by the end of the plan year may contribute an additional amount not to exceed the lesser of:

  The amount provided for in Tax Code Section 414(v)(2)(B) as follows:
    $4,000 in 2005;
    $5,000 in 2006 and thereafter; or

(b) The participant's compensation for the year reduced by any other elective deferrals of the participant for the year.

Depending on the type of plan other catch-up provisions may be available. For advice on using the contribution catch-up provisions please consult with your tax adviser.

Restrictions on Distributions. Subject to the terms of your 401(k) plan, distributions from your 401(k) employee account, and possibly all or a portion of your 401(k) employer account, may only occur upon: retirement, death, attainment of age 59 1/2, disability, severance from employment, financial hardship and termination of the plan in certain circumstances. Such distributions remain subject to other applicable restrictions under the Tax Code.

Distribution of amounts restricted under Tax Code section 403(b)(11) may only occur upon your death, attainment of age 59 1/2, severance from employment, disability or financial hardship. Such distributions remain subject to other applicable restrictions under the Tax Code.

Transfers from 403(b)(7) Custodial Accounts. If, pursuant to Revenue Ruling 90-24, the Company agrees to accept, under any of the contracts, amounts transferred from a Tax Code section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Tax Code section 403(b)(7)(A)(ii).

Proposed Regulations for 403(b) Plans. In November, 2004 the Treasury Department proposed regulations which, if finalized, do not take effect until after 2005. These proposed regulations may not be relied upon until they become final. We reserve the right to modify the contract to comply with these regulations where allowed, or where required by law. The proposed regulations include the ability of a 403(b) plan to be terminated which would entitle a participant to a distribution, a revocation of IRS Revenue Ruling 90-24 which would increase restrictions on a participant's right to transfer his or her 403(b) accounts, the imposition of withdrawal restrictions on non-salary reduction contribution amounts, as well as other changes.

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457(b) Plans

General. Under 457(b) plans maintained by non-governmental, tax-exempt employers, all amounts of deferred compensation, all property and rights purchased with such amounts and all income attributable to such amounts, property and rights remain solely the property and rights of the employer and are subject to the claims of the employer's general creditors, until paid or made available to you or your designated beneficiary. In addition, participation in a 457(b) plan maintained by a non-governmental, tax-exempt employer is generally limited to highly compensated employees and select management (other than 457(b) plans maintained by nonqualified, church-controlled organizations).

Trust Requirement. 457(b) plans maintained by state or local governments, their political subdivisions, agencies, instrumentalities and certain affiliates are required to hold all assets and income of the plan in trust for the exclusive benefit of plan participants and their beneficiaries. For purposes of meeting this requirement, custodial accounts and annuity contracts are treated as trusts.

Contributions to a 457(b) Plan Excluded from Gross Income. In order to be excludable from gross income for federal income tax purposes, total annual contributions made by you and your employer to a 457(b) plan cannot exceed, generally, the lesser of the dollar amount limit set forth below, or 100% of your includible compensation. Generally includible compensation means your compensation for the year from the employer sponsoring the plan, not including deferrals to the employer's Tax Code section 457, 401(k), 403(b) and 125 cafeteria plans.

The annual dollar amount limits are as follows:

  $14,000 in 2005;
  $15,000 in 2006 and thereafter.

After 2006, the annual dollar limits are subject to annual adjustments for cost-of-living increases.

Catch-up Contributions. Notwithstanding the contribution limit provided for above (subject to the terms of the plan), a participant in a 457(b) plan of a governmental employer who is at least age 50 by the end of the plan year may contribute an additional amount not to exceed the lesser of:

  The amount provided for in Tax Code Section 414(v)(2)(B) as follows:

    $4,000 in 2005;

    $5,000 in 2006 and thereafter; or

(b) The participant's compensation for the year reduced by any other elective deferrals of the participant for the year.

Restrictions on Distributions. Under a 457(b) plan, amounts may not be made available to you earlier than (1) the calendar year you attain age 70 1/2; (2) when you experience a severance from employment with your employer; or (3) when you experience an unforeseeable emergency. A one-time in-service distribution may also be permitted if the total amount payable to the participant does not exceed $5,000 and no amounts have been deferred by the participant during the 2-year period ending on the date of distribution.

Tax Penalty. Amounts distributed from a 457(b) plan that are attributable to rollovers from a 401(a), 401(k) or 403(b) plan will be subject to a 10% penalty tax on the taxable portion of any such distribution, unless certain exceptions, including one or more of the following, have occurred:

  You have attained age 59 1/2;

  You have become disabled, as defined in the Tax Code;

  You have died and the distribution is to your beneficiary;

  You have separated from service with the sponsor at or after age 55;

39	PRO.100208-05

  The distribution amount is rolled over into another eligible plan or to an IRA in accordance with the terms of the Tax Code;

  You have separated from service with the plan sponsor, the distribution amount is made in substantially equal periodic payments (at least annually) over your life or the life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

  The distribution is made due to an IRS levy upon your account.

Currently, the contracts do not allow rollovers from a 401(a), 401(k), or 403(b) plans, or an IRA, into a contract used with 457 plans.

  408(b) and 408A IRAs

  Tax Code section 408(b) permits eligible individuals to contribute to a traditional IRA on a pre-tax (deductible) basis. Employers may establish Simplified Employee Pension (SEP) plans and contribute to a traditional IRA owned by the employee. Tax Code section 408A permits eligible individuals to contribute to a Roth IRA on an after-tax (nondeductible) basis.

  Assignment or Transfer of Contracts. Adverse tax consequences may result if you assign or transfer your interest in the contract to persons other than your spouse incident to a divorce. Anyone contemplating such an assignment or transfer should contact a qualified tax adviser regarding the potential tax effects of such a transaction.

  Eligibility. Eligibility to contribute to a traditional IRA on a pre-tax basis or to establish a Roth IRA or to roll over or transfer from a traditional IRA to a Roth IRA depends upon your adjusted gross income.

  Sales of a contract for use with a traditional or Roth IRA may be subject to special requirements of the IRS. The IRS has not reviewed the contracts described in this prospectus for qualification as IRAs and has not addressed, in a ruling of general applicability, whether the contract's death benefit provisions comply with IRS qualification requirements.

  Rollovers and Transfers. Rollovers and direct transfers are permitted from a 401, 403(b) or governmental 457(b) arrangement to a traditional IRA. Distributions from these arrangements are not permitted to be transferred or rolled over to a Roth IRA. A Roth IRA can accept transfers/rollovers only from a traditional IRA, subject to ordinary income tax, or from another Roth IRA.

  TAXATION OF NONQUALIFIED CONTRACTS

  In General. Tax Code section 72 governs taxation of annuities in general. Under a nonqualified contract if you are a natural person you generally are not taxed on increases in the account value until distribution occurs by withdrawing all or part of such account value. The taxable portion of a distribution is taxable as ordinary income.

  Non-Natural Holders of a Nonqualified Contract. If you are not a natural person, a nonqualified contract generally is not treated as an annuity for income tax purposes and the income on the contract for the taxable year is currently taxable as ordinary income. Income on the contract is any increase over the year in the surrender value, adjusted for purchase payments made during the year, amounts previously distributed and amounts previously included in income. There are some exceptions to this rule and a non-natural person should consult with its tax adviser prior to purchasing the contract. A non-natural person exempt from federal income taxes should consult with its tax adviser regarding treatment of income on the contract for purposes of the unrelated business income tax. When the contract holder is not a natural person, a change in annuitant is treated as the death of the contract holder.

  Transfers, Assignments or Exchanges of a Nonqualified Contract. A transfer of ownership of a nonqualified contract, the selection of certain annuity dates or the exchange of a contract may result in certain tax consequences. The assignment, pledge or agreement to assign or pledge any portion of the account value generally will be treated as a distribution. Anyone contemplating any such designation, transfer, assignment, selection or exchange should contact a tax adviser regarding the potential tax effects of such a transaction.

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  POSSIBLE CHANGES IN TAXATION

  Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the contract.

  TAXATION OF THE COMPANY

  We are taxed as a life insurance company under the Tax Code. Separate Account N is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company" but is taxed as part of the Company.

  We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

  In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.

Contract Distribution

  General

  Effective January 1, 2004, our affiliate, ING Financial Advisers, LLC, began serving as the principal underwriter for the contract. ING Financial Advisers, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. ING Financial Advisers is also a member of the National Association of Securities Dealers, Inc. (NASD) and the Securities Investor Protection Corporation. ING Financial Advisers, LLC's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

  Prior to January 1, 2004, the contracts were distributed by Washington Square Securities, Inc. ("WSSI"), a Minnesota corporation and an affiliate of the Company.

  The contracts are offered to the public by individuals who are registered representatives of ING Financial Advisers, LLC or of other broker-dealers which have entered into selling arrangements with ING Financial Advisers, LLC. We refer to ING Financial Advisers, LLC and the other broker-dealers selling the contract as "distributors." All registered representatives selling the contract must be licensed as insurance agents for the Company.

Broker-dealers which have or may enter into selling agreements with ING Financial Advisers, LLC include the following broker-dealers which are affiliated with the Company:

  Banknorth Investment Group, Inc.

  Baring Investment Services, Inc.

  Compulife Investor Services, Inc.

  Directed Services, Inc.

  Financial Network Investment Corporation

  Granite Investment Services, Inc.

  Guaranty Brokerage Services, Inc.

  ING America Equities, Inc.

  ING Barings Corp.

  ING Direct Funds Limited

  ING DIRECT Securities, Inc.

  ING Financial Partners, Inc.

  ING Funds Distributor, Inc.

  Multi-Financial Securities Corporation

  PrimeVest Financial Services, Inc.

  Systematized Benefits Administrators, Inc.

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  Registered representatives of distributors who solicit sales of the contracts typically receive a portion of the compensation paid to the distributor in the form of commissions or other compensation, depending upon the agreement between the distributor and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by contract owners or the separate account. We intend to recoup this compensation and other sales expenses paid to distributors through fees and charges imposed under the contracts.

Commission Payments. Persons who offer and sell the contracts may be paid a commission. The maximum commission based on the assets in the contract ranges up to 1.00% on an annualized basis.

  Individual registered representatives may receive all or a portion of compensation paid to their distributor, depending upon the firm's practices. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may also pay or allow other promotional incentives or payments in the form of cash payments or other compensation to distributors, which may require the registered representative to attain a certain threshold of sales of Company products. Commissions and annual payments, when combined, could exceed 1% of total premium payments.

  We may also enter into special compensation arrangements with certain distributors based on those firms' aggregate or anticipated sales of the contracts or other criteria. These special compensation arrangements will not be offered to all distributors, and the terms of such arrangements may differ among distributors based on various factors. Any such compensation payable to a distributor will not result in any additional direct charge to you by us.

  Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips, and we may also pay for some sales personnel to attend educational and/or business seminars. Any such compensation will be paid in accordance with SEC and NASD rules. Management personnel of the Company, and of its affiliated broker-dealers, may receive additional compensation if the overall amount of investments in funds advised by the Company or its affiliates meets certain target levels or increases over time. Compensation for certain management personnel, including sales management personnel, may be enhanced if the overall amount of investments in the contracts and other products issued or advised by the Company or its affiliates increases over time. Certain sales management personnel may also receive compensation that is a specific percentage of the commissions paid to distributors or of purchase payments received under the contracts.

  In addition to direct cash compensation for sales of contracts described above, distributors may also be paid additional compensation or reimbursement of expenses for their efforts in selling contracts to you and other customers. These amounts may include:

    Wholesaling fees calculated as a percentage of the commissions paid to distributors or of purchase payments received under the contracts;

    Marketing allowances;

    Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products, including holding training programs at our expense;

    Sponsorship payments to support attendance at meetings by registered representatives who sell our products;

    Reimbursement for the cost of attendance by registered representatives at conventions that we sponsor;

    Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to registered representatives). These loans may have advantageous terms, such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which may be conditioned on contract sales.

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  We pay dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the contracts.

  The following is a list of the top 25 selling firms that, during 2004, received the most compensation, in the aggregate, from us in connection with the sale of registered variable annuity contracts issued by the Company, ranked by total dollars received.

1) ING Financial Partners, Inc.	14) National Planning Corporation
2) Planmember Securities Corporation	15) Linsco/Private Ledger Corp.
3) PMG Securities Corporation	16) Pacific West Securities, Inc.
4) T.S. Phillips Investments, Inc.	17) Centaurus Financial, Inc.
5) Lincoln Investment Planning Inc.	18) Raymond James Financial Services, Inc.
6) Royal Alliance Associates, Inc.	19) Oppenheimer & Co. Inc.
7) Stuart Securities Corp.	20) Financial Network Investment Corporation
8) G L P Investment Services, LLC	21) Mutual Service Corporation
9) Dominion Investor Services, Inc.	22) Woodbury Financial Services, Inc.
10) Legend Equities Corporation	23) OneAmerica Securities, Inc.
11) Veritrust Financial, LLC	24) Pan-American Financial Advisors
12) SunAmerica Securities, Inc.	25) Sammons Securities Company, LLC
13) Brecek & Young Advisors, Inc.

If the amounts paid to ING Financial Advisers, LLC, were included in the table above, the amounts paid to ING Financial Advisers, LLC would be second on the list.

  This is a general discussion of the types and levels of compensation paid by us for the sale of our variable annuity contracts. It is important for you to know that the payment of volume or sales-based compensation to a distributor or registered representative may provide that registered representative a financial incentive to promote our contracts over those of another Company, and may also provide a financial incentive to promote one of our contracts over another.

The names of the distributor and the registered representative responsible for your account are stated in your enrollment materials.
Other Topics

  The Company

  We issue the contract described in this prospectus and are responsible for providing each contract's insurance and annuity benefits.

  We are a stock life insurance company organized in 1885 and incorporated under the insurance laws of the State of Minnesota. We are an indirect subsidiary of ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking and asset management.

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We offer individual life insurance and annuities, employee benefits and retirement contracts. We are authorized to do business in the District of Columbia and in all states, except New York.
Our Home Office: 20 Washington Avenue South Minneapolis, Minnesota 55401	Our Administrative Service Center: ING Service Center P.O. Box 5050 Minot, North Dakota 58702-5050

  Prior to October 1, 2002, the contracts were issued by Northern Life Insurance Company ("Northern"), a wholly-owned subsidiary of the Company. On October 1, 2002, Northern merged into ReliaStar Life Insurance Company, and ReliaStar Life Insurance Company assumed responsibilities for Northern's obligations under the contracts.

  We are a charter member of the Insurance Marketplace Standards Association (IMSA). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

  Separate Account N

  We established Separate Account N on October 1, 2002 under the insurance laws of the State of Minnesota. The separate account is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act). It also meets the definition of "separate account" under the federal securities laws. Prior to October 1, 2002, the separate account was known as Separate Account One of Northern Life Insurance Company, which was created in 1994 under Washington law. In connection with the merger of Northern Life Insurance Company and the Company, the separate account was transferred to the Company.

  The separate account is divided into subaccounts. The subaccounts invest directly in shares of a pre-assigned fund.

  Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contract are obligations of the Company.

  We may, if it is in the best interest of our contract holders:

    Manage the separate account as a management investment company under the 1940 Act;
    Deregister the separate account under the 1940 Act, if registration is no longer required;
    Combine the separate accounts of the Company; or
    Reallocate assets of the separate account to another separate account.

PRO.100208-05	44

  Performance Reporting

  We may advertise different types of historical performance for the subaccounts including:

    Standardized average annual total returns; and
    Non-standardized average annual total returns.

  We may also advertise certain ratings, rankings or other information related to the Company, the subaccounts or the funds.

  Standardized Average Annual Total Returns. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccounts over the most recent month end, one, five and ten-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account or from the date the fund was first available under the separate account. As an alternative to providing the most recent month-end performance, we may provide a phone number, website or both where these returns may be obtained.

  We include all recurring charges during each period (e.g., mortality and expense risk charges, annual maintenance fees, administrative expense charges (if any) and any applicable early withdrawal charges).

  Non-Standardized Average Annual Total Returns. We calculate non-standardized average annual total returns in a similar manner as that stated above, except we may exclude the effect of any charges on amounts withdrawn. Some non-standardized returns may also exclude the effect of a maintenance fee. If we reflected these charges in the calculation, it would decrease the level of performance reflected by the calculation. Non-standardized returns may also include performance from the fund's inception date, if that date is earlier than the one we use for standardized returns.

  Voting Rights

  Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the subaccount. If you are a contract holder under the contract, you have a fully vested interest in the contract and may instruct the Company how to cast a certain number of votes. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by written communication before the meeting.

  The number of votes (including fractional votes) you are entitled to direct will be determined as of the record date set by any fund you invest in through the subaccounts.

    During the accumulation phase the number of votes is equal to the portion of your account value invested in the fund, divided by the net asset value of one share of that fund.

    During the income phase the number of votes is equal to the portion of reserves set aside for the contract's share of the fund, divided by the net asset value of one share of that fund.

  We may restrict or eliminate any voting rights of persons who have voting rights as to the separate account.

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  Contract Modifications

  We may change the contract as required by federal or state law or as otherwise permitted in the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

  Addition, Deletion or Substitution of Fund Shares

  The Company, in its sole discretion, reserves the following rights:

    The Company may add to, delete from or substitute shares that may be purchased for or held in the separate account. The Company may establish additional subaccounts, each of which would invest in shares of a new portfolio of a fund or in shares of another investment company having a specified investment objective. Any new subaccounts may be made available to existing contract owners on a basis to be determined by the Company.

    The Company may, in its sole discretion, eliminate one or more subaccounts, or close subaccounts to new premium or transfers, if marketing, tax considerations or investment conditions warrant.

    If the shares of a fund are no longer available for investment or if in the Company's judgment further investment in a fund should become inappropriate in view of the purposes of the separate account, the Company may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.

    The Company may restrict or eliminate any voting privileges of contract owners or other persons who have voting privileges as to the separate account.

    The Company may make any changes required by the 1940 Act.

    In the event any of the foregoing changes or substitutions are made, the Company may endorse the contracts to reflect the change or substitution.

  The Company's reservation of rights is expressly subject to the following when required:

    Applicable Federal and state laws and regulations.
    Notice to contract owners.
    Approval of the SEC and/or state insurance authorities.

  Legal Matters and Proceedings

  We are not aware of any pending legal proceedings which involve the separate account as a party.

  We are, or may be in the future, a defendant in various legal proceedings in connection with the normal conduct of our insurance operations. Some of these cases may seek class action status and may include a demand for punitive damages as well as for compensatory damages. In the opinion of management, the ultimate resolution of any existing legal proceeding is not likely to have a material adverse effect on our ability to meet our obligations under the contract.

PRO.100208-05	46

  ING Financial Advisers, LLC, the principal underwriter and distributor of the contract (the "distributor"), is a party to threatened or pending lawsuits/arbitration that generally arise from the normal conduct of business. Suits against the distributor sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. In a number of pending cases, claims have been made that a former registered representative of the distributor converted client funds to the representatives' personal use. ING Financial Advisers, LLC is not involved in any legal proceeding which, in the opinion of management, is likely to have material adverse effect on its ability to distribute the contract.

  Payment Delay or Suspension

  We reserve the right to suspend or postpone the date of any payment of benefits or values under any one of the following circumstances:

    On any valuation day when the New York Stock Exchange is closed (except customary weekend and holiday closings) or when trading on the New York Stock Exchange is restricted;

    When an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the subaccount's assets; or

    During any other periods the SEC may by order permit for the protection of investors.

  The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

  Transfers, Assignments or Exchanges of a Contract

  A transfer of ownership or assignment of a contract, the designation of an annuitant, payee or other beneficiary who is not also the contract owner, or the exchange of a contract may result in certain tax consequences to the contract owner that are not discussed herein. A contract owner contemplating any such transfer, assignment, or exchange of a contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  Involuntary Terminations

  We reserve the right to terminate a contract if:

    The entire account value is withdrawn on or before income phase payments begin; or
    The outstanding loan balance equals or exceeds the account value.

  Reports to Owners

  At least once in each account year we will mail you, at the last known address of record, a statement of your account value. Written confirmation of every financial transaction made under the contract will be made immediately; however, written confirmation of periodic payments made through salary reduction arrangements will be made quarterly.

  To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the funds, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or one of our affiliates. Call us at the number listed in "Contract Overview-Questions: Contacting the Company" if you need additional copies of financial reports, prospectuses or annual and semi-annual reports or if you would like to receive one copy for each contract in all future mailings.

  Regulatory Matters

  As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

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Contents of the Statement of Additional Information

  The Statement of Additional Information (SAI) contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. The following is a list of the contents of the SAI.

General Information and History		2
Separate Account N		2
Offering and Purchase of Contracts		4
Income Phase Payments		4
Sales Material and Advertising		5
Independent Registered Public Accounting Firm		6
Financial Statements of Separate Account N		S-1
Financial Statements - Statutory Basis of ReliaStar Life Insurance Company		F-1

  You may request an SAI by calling our administrative service center at the number listed in "Contract Overview-Questions: Contacting the Company" or by returning this request to our administrative service center at the address listed in "Contract Overview-Questions: Contacting the Company."

Your name

Address

City	State	Zip

Please send me a copy of the Separate Account N Advantage Century PlusSM Statement of Additional Information.

  No person is authorized to give any information or to make any representations other than those contained in this prospectus or accompanying fund prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized. This prospectus does not constitute an offer or solicitation in any circumstances in which such offer or solicitation would be unlawful.

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Appendix I The Fixed Accounts

General Disclosure.
Fixed Account A and Fixed Account C (collectively, the fixed accounts) are investment options available during the accumulation phase.
Amounts allocated to the fixed accounts are held in the Company's general account which supports insurance and annuity obligations.
All or a portion of your purchase payments may be allocated to the fixed accounts.
Interests in the fixed accounts have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended.
The fixed accounts have not been registered as investment companies under the Investment Company Act of 1940.

  Disclosure in this prospectus regarding the fixed accounts may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements.

Disclosure in this appendix regarding the fixed accounts has not been reviewed by the SEC.
Additional information about the fixed accounts may be found in the contracts.

Interest Rates.

    The fixed accounts have an interest rate that is set periodically by the Company. The minimum guaranteed interest rate is set forth in the contract. We, the Company may credit interest in excess of the guaranteed rate. Amounts applied to the fixed accounts are guaranteed to earn the interest rate in effect at the time money is applied for 12 months from the date a premium is deposited. Subsequent interest rates for that amount are credited with excess interest at the rates in effect for the then current 12 month period. Among other factors, the safety of the interest rate guarantees depends upon the Company's claims-paying ability.

    There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on a number of factors, including investment income earned on invested assets, taxes, persistency and other experience factors. Under this option we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

    The Company is not aware of any statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various contract holders, contract owners and stockholders.

  Transfers from the Fixed Accounts. Subject to the conditions applicable to transfers among subaccounts, transfers of unloaned amounts from Fixed Account A may be made to the subaccounts at any time during the accumulation phase. During the income phase transfers into or between the fixed accounts are not allowed.

Transfers of amounts in Fixed Account C are subject to the following conditions:

    Transfers must begin within 30 days of deposit and must be in substantially equal payments over a 12-month period. Transfers will occur any time before the 29th day of each month (reallocation date). You may instruct us on which day you want the transfer to occur.

    If additional purchase payment(s) are received for allocation to Fixed Account C, the balance of Fixed Account C will be adjusted to reflect the subsequent payment(s) and transfers will be recalculated based on the remaining 12-month period.

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You may change the subaccount(s) receiving Fixed Account C transfers by written request before the reallocation date. Only one transfer from Fixed Account C shall take place at any one time.

If transfers from Fixed Account C are discontinued prior to the end of the 12-month period, the remaining balance of Fixed Account C will be transferred to Fixed Account A.

Transfers from Fixed Account C to Fixed Account A are not allowed.

No transfers are allowed at any time into Fixed Account C.

  After the start of the income phase, reserves supporting fixed income phase payments cannot be reallocated. We reserve the right to allow transfers from Fixed Account C in excess of the limits described above on a non-discriminatory basis.

  Dollar Cost Averaging. Amounts you invest in the fixed accounts may be automatically transferred into the other investment options. Transfers from Fixed Account C to Fixed Account A are not permitted. Transfers from Fixed Account A may be made on a monthly, quarterly, semi-annual or annual basis. Transfers from Fixed Account C may be made on a monthly basis. (See "Transfers Amount Investment Options-The Dollar Cost Averaging Program.")

Withdrawals. Under certain emergency conditions we may defer payment of any withdrawal for a period of up to six months or as provided by federal law.

Loans. Loans are not allowed from Fixed Account C. (See "Loans.")

  Charges. We do not make deductions from amounts in the fixed accounts to cover mortality and expense risks. We consider these risks when determining the credited rate. We expect to derive a profit from the determination of the credited rate. If you make a full withdrawal, the amount available from the fixed accounts will be reduced by the monthly product charge and annual maintenance fee (see "Fee Table" and "Fees").

  Guarantee. We guarantee that the fixed account value will not be less than the amount of purchase payments and transfers allocated to the fixed account; plus interest at the minimum guaranteed rate disclosed in the annuity contract, compounded annually; plus any additional interest which we may, in our discretion, credit to the fixed accounts; less the sum of all annual administrative charges or early withdrawal charges, any applicable premium taxes and any amounts withdrawn or reallocated from the fixed accounts.

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Appendix II Description of Underlying Funds

List of Fund Name Changes

  The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. You should consider the investment objectives, risks and charges, and expenses of the funds carefully before investing. Please refer to the fund prospectuses for additional information. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940. Fund prospectuses may be obtained free of charge at the address and telephone number listed in "Contract Overview - Questions," by accessing the SEC's web site or by contacting the SEC Public Reference Room.

  Certain funds offered under the contracts have investment objectives and policies similar to other funds managed by the fund's investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser.

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
AIM Variable Insurance Funds - AIM V.I. Dent Demographic Trends Fund* (Series I shares) *On or about July 1, 2005, the name will change to AIM V.I. Demographic Trends Fund	A I M Advisors, Inc. Subadviser: H.S. Dent Advisors, Inc.* *The subadvisory agreement will terminate on June 30, 2005

  Seeks long-term growth of capital. Seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market capitalizations.

The Alger American Fund - Alger American Growth Portfolio (Class O shares)	Fred Alger Management, Inc.

  Seeks long-term capital appreciation. Focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

The Alger American Fund - Alger American Leveraged AllCap Portfolio (Class O shares)	Fred Alger Management, Inc.

  Seeks long-term capital appreciation. Under normal circumstances, invests in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.

The Alger American Fund - Alger American MidCap Growth Portfolio (Class O shares)	Fred Alger Management, Inc.

  Seeks long-term capital appreciation. Focuses on midsized companies with promising growth potential. Under normal circumstances, invests primarily in the equity securities of companies having a market capitalization within the range of companies in the Russell Midcap Growth Index or the Standard & Poor's MidCap 400 Index.

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Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
The Alger American Fund - Alger American Small Capitalization Portfolio (Class O shares)	Fred Alger Management, Inc.

  Seeks long-term capital appreciation. Focuses on small fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the companies in the Russell 2000 Growth Index or the Standard & Poor's SmallCap 600 Index.

Fidelity® Variable Insurance Products - Fidelity® VIP Asset Manager: Growth® Portfolio (Initial Class)

  Fidelity Management & Research Company

  Subadvisers: Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; Fidelity Investments Money Management, Inc.; FMR Co., Inc.

  Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments. Assets are allocated among stocks, bonds, and short-term and money market instruments, maintaining a neutral mix over time of 70% of assets in stocks, 25% of assets in bonds, and 5% of assets in short-term and money market instruments.

Fidelity® Variable Insurance Products - Fidelity® VIP Contrafund® Portfolio (Initial Class)	Fidelity Management & Research Company Subadvisers: Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; FMR Co., Inc.	Seeks long-term capital appreciation. Normally invests primarily in common stocks of companies whose value the Portfolio's investment adviser believes is not fully recognized by the public.
Fidelity® Variable Insurance Products - Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity Management & Research Company Subadviser: FMR Co., Inc.

  Seeks reasonable income. Also considers the potential for capital appreciation. Seeks to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500SM Index. Normally invests at least 80% of total assets in income-producing equity securities (which tends to lead to investments in large cap "value" stocks).

Fidelity® Variable Insurance Products - Fidelity® VIP Growth Opportunities Portfolio (Initial Class)	Fidelity Management & Research Company Subadvisers: Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; FMR Co., Inc.	Seeks to provide capital growth. Normally invests primarily in common stocks, investing in both domestic and foreign issuers. Invests in either "growth" stocks or "value" stocks or both.

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Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
Fidelity® Variable Insurance Products - Fidelity® VIP Growth Portfolio (Initial Class)	Fidelity Management & Research Company Subadviser: FMR Co., Inc.	Seeks to achieve capital appreciation. Normally invests primarily in common stocks of companies the investment adviser believes have above-average growth potential (often called "growth" stocks).
Fidelity® Variable Insurance Products - Fidelity® VIP Index 500 Portfolio (Initial Class)	Fidelity Management & Research Company Subadviser: Geode Capital Management, LLC (Geode)

  Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 IndexSM (S&P 500®). Normally invests at least 80% of assets in common stocks included in the S&P 500®.

Fidelity® Variable Insurance Products - Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)	Fidelity Management & Research Company Subadviser: Fidelity Investments Money Management, Inc.

  Seeks as high a level of current income as is consistent with the preservation of capital. Normally invests at least 80% of assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Fidelity® Variable Insurance Products - Fidelity® VIP Money Market Portfolio (Initial Class)	Fidelity Management & Research Company Subadviser: Fidelity Investment Money Management, Inc.

  Seeks as high a level of current income as is consistent with preservation of capital and liquidity. Invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements, and may enter into reverse repurchase agreements. Invests more than 25% of total assets in the financial services industries. Although the Portfolio seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund (Class 2 Shares)	Franklin Advisory Services, LLC

  A nondiversified fund that seeks long-term total return. Normally invests at least 80% of net assets in investments of small capitalization companies that have market capitalization values not exceeding $2.5 billion, at the time of purchase. Invests mainly in equity securities of companies that the fund's manager believes are selling below the underlying value of their assets or their private market value (what a sophisticated investor would pay for the entire company).

ING Investors Trust - ING Alliance Mid Cap Growth Portfolio (Class S shares)	Directed Services, Inc. Subadviser: Alliance Capital Management, L.P.

  Seeks long-term total return. Invests in common stocks of middle capitalization companies. Normally invests substantially all of its assets in high-quality common stocks that the subadviser expects to increase in value.

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Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Partners, Inc. - ING American Century Large Company Value Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: American Century Investment Management, Inc. (American Century)

  Seeks long-term capital growth; income is a secondary objective. Under normal market conditions, invests at least 80% of its assets in equity securities of large capitalization companies. American Century considers large capitalization companies to be companies in the Russell 1000 Index. Under normal market conditions, intends to keep at least 80% of assets in U. S. equity securities at all times, including common stock, preferred stock, and equity-equivalent securities, such as debt securities and preferred stock convertible into common stock, and stock or stock index futures contracts.

ING Partners, Inc. - ING American Century Select Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: American Century Investment Management, Inc. (American Century)

  Seeks long-term capital appreciation. Invests in securities of companies American Century believes will increase in value over time, using a growth investment strategy developed by American Century. Generally invests in larger companies, although may purchase securities of companies of any size. Can also invest in foreign companies.

ING Partners, Inc. - ING American Century Small Cap Value Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: American Century Investment Management, Inc. (American Century)

  Seeks long-term growth of capital; income is a secondary objective. Under normal circumstances, invests at least 80% of net assets in equity securities of small-capitalization companies. American Century considers small-capitalization companies to include those with a market capitalization no larger than that of the largest company in the S&P SmallCap 600 Index or the Russell 2000 Index. Under normal market conditions, intends to keep at least 80% of assets in U. S. equity securities at all times, including common stock, preferred stock, and equity-equivalent securities, such as debt securities and preferred stock convertible into common stock, and stock or stock index futures contracts.

ING Partners, Inc. - ING Baron Small Cap Growth Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: BAMCO, Inc.

  Seeks capital appreciation. Invests primarily (at least 80% of total assets under normal circumstances) in securities of smaller companies with market values under $2.5 billion as measured at the time of purchase.

ING Investors Trust - ING FMRSM Diversified Mid Cap Portfolio (Class S shares)	Directed Services, Inc. Subadviser: Fidelity Management & Research Co.	Seeks long-term growth of capital. Normally invests primarily in common stocks and normally invests at least 80% of assets in securities of companies with medium market capitalizations.

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Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Partners, Inc. - ING Fundamental Research Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: ING Investment Management Co.

  Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. Prior to July 5, 2005, invests at least 80% of assets in stocks included in the S&P 500 Index. Effective July 5, 2005, will invest at least 65% of total assets in common stocks and securities convertible into common stocks. May invest principally in common stocks having significant potential for capital appreciation emphasizing stocks of larger companies. May also invest a portion of assets in stocks of mid-sized companies, and up to 25% of assets in stocks of foreign issuers, depending upon market conditions. May also invest in derivative instruments.

ING Investors Trust - ING JPMorgan Emerging Markets Equity Portfolio (Class S shares)	Directed Services, Inc. Subadviser: J.P. Morgan Investment Management Inc.

  Seeks capital appreciation. Normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. May also invest to a lesser extent in debt securities of issuers in countries with emerging markets. May also invest in high-quality, short-term money market instruments and repurchase agreements.

ING Partners, Inc. - ING JPMorgan Fleming International Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: J.P. Morgan Fleming Asset Management (London) Ltd.

  Seeks long-term growth of capital. Invests primarily (at least 65% of total assets) in the equity securities of foreign companies that the subadviser believes have higher growth potential and which are attractively valued. Will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. May invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

ING Partners, Inc. - ING JPMorgan Mid Cap Value Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: J.P. Morgan Investment Management Inc.

  Seeks growth from capital appreciation. A nondiversified Portfolio that invests primarily (at least 80% of net assets under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the subadviser believes to be undervalued. May invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depository receipts. Also may use derivatives.

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Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Investors Trust - ING JPMorgan Small Cap Equity Portfolio (Class I shares)	Directed Services, Inc. Subadviser: J.P. Morgan Investment Management Inc.

  Seeks capital growth over the long term. Under normal market conditions, invests at least 80% of its total assets in equity securities of small-cap companies. May invest up to 20% of its assets in foreign securities, convertible securities and high quality money market instruments and repurchase agreements. May invest in REITs and derivatives.

ING Investors Trust - ING Julius Baer Foreign Portfolio (Class S shares)	Directed Services, Inc. Subadviser: Julius Baer Investment Management, LLC

  Seeks long-term growth of capital. Under normal conditions, invests in a wide variety of international equity securities issued through the world, normally excluding the United States. Normally invests at least 80% of its assets in equity securities tied economically to countries outside the United States.

ING Investors Trust - ING Legg Mason Value Portfolio (Class I shares)	Directed Services, Inc. Subadviser: Legg Mason Funds Management, Inc.

  A non-diversified portfolio that seeks long-term growth of capital. Normally invests in equity securities, including foreign securities, that offer the potential for capital growth. May also invest in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. May also invest up to 25% of its total assets in long-term debt securities.

ING Investors Trust - ING Limited Maturity Bond Portfolio (Class S shares)	Directed Services, Inc. Subadviser: ING Investment Management Co.

  Seeks highest current income consistent with low risk to principal and liquidity and secondarily, seeks to enhance its total return through capital appreciation when market factors indicate that capital appreciation may be available without significant risk to principal. Under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities.

ING Investors Trust - ING Liquid Assets Portfolio (Class I shares)	Directed Services, Inc. Subadviser: ING Investment Management Co.

  Seeks high level of current income consistent with the preservation of capital and liquidity. Strives to maintain a stable $1 per share net asset value and its investment strategy focuses on safety of principal, liquidity and yield, in order of importance, to achieve this goal.

ING Investors Trust - ING Marsico Growth Portfolio (Class S shares)	Directed Services, Inc. Subadviser: Marsico Capital Management, LLC

  Seeks capital appreciation. Invests primarily in equity securities selected for their growth potential. May invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

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Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Investors Trust - ING Marsico International Opportunities Portfolio (Class I shares)	Directed Services, Inc. Subadviser: Marsico Capital Management, LLC

  Seeks long-term growth of capital. Invests primarily (no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential. May invest in companies of any size throughout the world. Normally invests in issuers from at least three different countries not including the United States and generally maintains a core position of between 35 and 50 common stocks. May invest in common stocks of companies operating in emerging markets.

ING Investors Trust - ING MFS Total Return Portfolio (Class S shares)	Directed Services, Inc. Subadviser: Massachusetts Financial Services Company

  Seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Secondarily seeks reasonable opportunity for growth of capital and income. Invests in a combination of equity and fixed income securities.

ING Partners, Inc. - ING OpCap Balanced Value Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: OpCap Advisors LLC

  Seeks capital growth, and secondarily, investment income. Under normal market conditions, invests at least 25% of total assets in equity securities, including common stocks and preferred stocks and expects to have between 50% to 75% of total assets invested in equities. Also invests at least 25% of total assets in fixed-income senior securities including bonds, debentures, notes, participation interests in loans, convertible securities and U.S. government securities.

ING Partners, Inc. - ING Oppenheimer Global Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: OppenheimerFunds, Inc.

  Seeks capital appreciation. Invests mainly in common stocks of companies in the U.S. and foreign countries. Can invest without limit in foreign securities in any country, including countries with emerging markets. Currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. May invest in companies of any size, but currently focuses its investments in mid- and large-cap companies. Normally will invest in at least three countries (one of which may be the United States).

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Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Partners, Inc. - ING PIMCO Total Return Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: Pacific Investment Management Company LLC

  Seeks maximum total return, consistent with capital preservation and prudent investment management. Invests under normal circumstances at least 65% of net assets plus borrowings for investment purposes in a diversified portfolio of fixed income instruments of varying maturities. Invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by the subadviser to be of comparable quality. May invest up to 30% of assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

ING Investors Trust - ING Pioneer Fund Portfolio (Class S shares)	Directed Services, Inc. Subadviser: Pioneer Investment Management, Inc.

  Seeks reasonable income and capital growth. Invests in a broad list of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests the major portion of its assets in equity securities, primarily of U.S. issuers.

ING Investors Trust - ING Pioneer Mid Cap Value Portfolio (Class S shares)	Directed Services, Inc. Subadviser: Pioneer Investment Management, Inc.

  Seeks capital appreciation. Normally invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index.

ING Partners, Inc. - ING Salomon Brothers Aggressive Growth Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: Salomon Brothers Asset Management Inc

  Seeks long-term growth of capital. Invests primarily (at least 80% of net assets under normal circumstances) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. May invest in foreign securities (including emerging market securities).

ING Partners, Inc. - ING Salomon Brothers Fundamental Value Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: Salomon Brothers Asset Management Inc

  Seeks capital appreciation. A nondiversified Portfolio that invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the subadviser believes are undervalued in the marketplace. Generally invests in securities of large, well-known companies, but may also invest a significant portion of assets in securities of small to medium-sized companies when the subadviser believes smaller companies offer more attractive value opportunities.

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Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Partners, Inc. - ING Salomon Brothers Large Cap Growth Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: Salomon Brothers Asset Management Inc

  Seeks long-term capital appreciation. Normally invests at least 80% of net assets in equity securities of large-cap companies and related investments. For this 80% policy, large cap companies are considered to be companies with market capitalizations at the time of purchase similar to companies in the Russell 1000 Index. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

ING Investors Trust - ING Stock Index Portfolio (Class I shares)	Directed Services, Inc. Subviser: ING Investment Management Co.

  Seeks total return. Normally invests at least 80% of its assets in equity securities of companies included in the S&P's 500 Composite Stock Price Index (the "S&P Index") or equity securities of companies that are representative of the S&P Index (including derivatives).

ING Investors Trust - ING T. Rowe Price Capital Appreciation Portfolio (Class S shares)	Directed Services, Inc. Subadviser: T. Rowe Price Associates, Inc.

  Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and prudent investment risk. Pursues an active asset allocation strategy whereby investments are allocated among three asset classes - equity securities, debt securities and money market instruments. May invest up to 25% of its net assets in foreign equity securities.

ING Partners, Inc. - ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: T. Rowe Price Associates, Inc.

  Seeks long-term capital appreciation. Normally invests at least 80% of total assets in equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index or the Standard & Poor's MidCap 400 Index focusing on mid-size companies whose earnings are expected to grow at a rate faster than the average company.

ING Investors Trust - ING T. Rowe Price Equity Income Portfolio (Class S shares)	Directed Services, Inc. Subadviser: T. Rowe Price Associates, Inc.

  Seeks substantial dividend income as well as long-term growth of capital. Normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. May also invest in convertible securities, warrants and preferred stocks, foreign securities, debt securities including high-yield debt securities and future and options.

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Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Partners, Inc. - ING T. Rowe Price Growth Equity Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: T. Rowe Price Associates, Inc.

  Seeks long-term capital growth, and secondarily, increasing dividend income. Invests primarily (at least 80% of net assets under normal circumstances) in common stocks. Concentrates its investments in growth companies that have the ability to pay increasing dividends through strong cash flows and whose rates of earnings growth are considered above average. May also purchase foreign stocks, hybrid securities, futures and options. Investments in foreign securities are limited to 30% of total assets.

ING Partners, Inc. - ING UBS U.S. Large Cap Equity Portfolio (Initial Class)	ING Life Insurance and Annuity Company Subadviser: UBS Global Asset Management (Americas) Inc.

  Seeks long-term growth of capital and future income. Under normal circumstances, invests at least 80% of net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. Investments in equity securities may include dividend-paying securities, common stock and preferred stock.

ING Partners, Inc. - ING Van Kampen Comstock Portfolio (Initial Class)

  ING Life Insurance and Annuity Company

  Subadviser: Van Kampen*

  * Morgan Stanley Investment Management Inc. does business in certain instances (including in its role as subadviser to the Portfolio) under the name "Van Kampen"

  Seeks capital growth and income. Invests in a portfolio of equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. May invest up to 25% of total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

ING Partners, Inc. - ING Van Kampen Equity and Income Portfolio (Initial Class)

  ING Life Insurance and Annuity Company

  Subadviser: Van Kampen*

  * Morgan Stanley Investment Management Inc. does business in certain instances (including in its role as subadviser to the Portfolio) under the name "Van Kampen"

  Seeks total return, consisting of long-term capital appreciation and current income. Normally invests at least 80% of net assets (plus any borrowings for investment purposes) in equity and income securities at the time of investment. Normally invests at least 65% of assets in income producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. May invest up to 25% of total assets in securities of foreign issuers. May purchase and sell certain derivative instruments, such as options, futures contracts, and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

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Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Investors Trust - ING Van Kampen Growth and Income Portfolio (Class S shares)	Directed Services, Inc. Subadviser: Van Kampen

  Seeks long-term growth of capital and income. Under normal market conditions, investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's or by Moody's Investors Service, Inc.

ING VP Balanced Portfolio, Inc. (Class I Shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

  Seeks to maximize investment return, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects. Typically maintains approximately 60% of total assets in equities and approximately 40% of total assets in debt (including money market instruments). The Portfolio may invest a portion of its total assets in high-yield instruments. May also invest in convertible securities, foreign debt securities and derivatives.

ING Variable Products Trust - ING VP Disciplined LargeCap Portfolio (Class I shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

  Seeks capital appreciation. Normally invests at least 80% of total assets in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). May also invest in certain higher-risk investments, including derivatives (generally these investments will be limited to S&P 500 Index futures and or options on futures of the S&P 500 Index).

ING Variable Products Trust - ING VP Financial Services Portfolio (Class I shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

  Seeks long-term capital appreciation. Under normal conditions, invests at least 80% of assets in equity securities and equity equivalent securities of companies principally engaged in the financial services industry. Equity securities in which the Portfolio invests are normally common stocks, but may also include preferred stocks, warrants and convertible securities. May invest in initial public offerings.

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Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Variable Portfolios, Inc. - ING VP Global Science and Technology Portfolio (Class I Shares)	ING Investments, LLC Subadviser: BlackRock Advisors, Inc.

  Seeks long-term capital appreciation. Normally invests at least 80% of net assets in equity securities issued by science and technology companies in all market capitalization ranges. Will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. May invest up to 25% of its net assets in stocks of issuers in emerging market countries. May also invest in preferred stock, initial public offerings, Rule 144A securities and derivative instruments including foreign currency contracts. May from time to time invest more than 25% of its assets in securities whose issuers are located in a single foreign country.

ING Variable Products Trust - ING VP High Yield Bond Portfolio (Class I shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

  Seeks to provide investors with a high level of current income and total return. Normally invests at least 80% of assets in high yield (high risk) bonds. Any remaining assets may be invested in investment grade debt securities; common and preferred stock; U.S. government securities; money market instruments; and debt securities of foreign issuers (including emerging markets). May purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. May invest in derivatives and companies of any size.

ING Variable Portfolios, Inc. - ING VP Index Plus LargeCap Portfolio (Class I Shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

  Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), while maintaining a market level of risk. Invests at least 80% of assets in stocks included in the S&P 500 Index. The subadviser's objective is to overweight those stocks in the S&P 500 Index that it believes will outperform the index and underweight (or avoid altogether) those stocks that it believes will underperform the index. May invest in derivatives.

ING Variable Portfolios, Inc. - ING VP Index Plus MidCap Portfolio (Class I Shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

  Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), while maintaining a market level of risk. Invests at least 80% of assets in stocks included in the S&P MidCap 400 Index. The subadviser's objective is to overweight those stocks in the S&P MidCap 400 Index that it believes will outperform the index and underweight (or avoid altogether) those stocks that it believes will underperform the index. May invest in derivatives.

PRO.100208-05	62

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Variable Portfolios, Inc. - ING VP Index Plus SmallCap Portfolio (Class I Shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

  Seeks to outperform the total return performance of the Standard and Poor's SmallCap 600 Index (S&P SmallCap 600 Index), while maintaining a market level of risk. Invests at least 80% of assets in stocks included in the S&P SmallCap 600 Index. The subadviser's objective is to overweight those stocks in the S&P SmallCap 600 Index that it believes will outperform the index and underweight (or avoid altogether) those stocks that it believes will underperform the index. May invest in derivatives.

ING VP Intermediate Bond Portfolio (Class I Shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

  Seeks to maximize total return consistent with reasonable risk, through investment in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. Under normal market conditions, the Portfolio invests at least 80% of its assets in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated investment grade or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. May also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt securities of foreign issuers; mortgage- and asset-backed securities; and options and futures contracts involving securities, securities indices and interest rates. Although the portfolio may invest in high yield debt securities rated below investment grade, it seeks to maintain a minimum average portfolio quality of at least investment grade.

ING Variable Products Trust - ING VP International Value Portfolio (Class I shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

  Seeks capital appreciation. Under normal conditions, invests at least 65% of net assets in equity securities of issuers located in countries outside of the U.S. Invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. Generally invests in common and preferred stocks, warrants and convertible securities. May invest in companies located in countries with emerging securities markets when the fund's subadviser believes they present attractive investment opportunities. May invest in government debt securities of developed foreign countries. Also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.

63	PRO.100208-05

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Variable Products Trust - ING VP MagnaCap Portfolio (Class I shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

  Seeks growth of capital, with dividend income as a secondary consideration. Will normally invest at least 80% of assets in common stock of large companies. For this Portfolio, large companies are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1,000 largest companies as measured by equity market capitalization. Equity securities in which the Portfolio may invest include common stocks, convertible securities, and rights or warrants. May invest the remaining 20% in other types of securities, including foreign securities and securities of smaller companies. Although the Portfolio normally will be invested as fully as practicable in equity securities, assets not invested in equity securities may be invested in high quality debt securities.

ING Variable Products Trust - ING VP MidCap Opportunities Portfolio (Class I shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

  Seeks long-term capital appreciation. Normally invests at least 80% of assets in the common stocks of mid-sized U.S. companies that the sub-adviser believes have above average prospects for growth. For this Portfolio, mid-size companies are those with market capitalizations that fall within the range of companies in the Russell MidCap Growth Index.

ING VP Natural Resources Trust	ING Investments, LLC Subadviser: ING Investment Management Co.

  A nondiversified Portfolio that seeks long-term growth of capital primarily through investment in common stocks of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. Capital appreciation will be the primary determinant of total return and income is a secondary consideration. Normally invests at least 80% of assets in companies with substantial natural resource assets or companies that supply goods and services to such companies. May invest the remaining 20% of its assets in common stock of companies that are not natural resource companies. Invests primarily in companies with large market capitalizations, but may also invest in mid- and small-sized companies. May invest up to 100% of its assets in securities principally traded in markets outside the United States.

PRO.100208-05	64

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Variable Products Trust - ING VP Real Estate Portfolio (Class I shares)	ING Investments, LLC Subadviser: ING Clarion Real Estate Securities L.P.

  Seeks total return. Normally invests at least 80% of assets in common and preferred stock of U.S. real estate investment trusts (REITs) and real estate companies. May invest in companies of any market capitalization, but generally will not invest in companies with market capitalizations below $100 million at the time of purchase. May invest in initial public offerings.

ING Variable Products Trust - ING VP SmallCap Opportunities Portfolio (Class I shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

  Seeks long-term capital appreciation. Normally invests at least 80% of assets in the common stock of smaller, lesser-known U.S. companies that the sub-adviser believes have above average prospects for growth. For this Portfolio, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index.

ING Strategic Allocation Portfolios, Inc. - ING VP Strategic Allocation Balanced Portfolio (Class I Shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

  Seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). Managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and a moderate level of risk tolerance. Under normal market conditions, allocates assets among several classes of equities, fixed-income securities (including up to 15% of total assets in high-yield instruments) and money market instruments. The benchmark portfolio is 60% equities, 35% fixed income and 5% money market instruments under neutral market conditions.

ING Strategic Allocation Portfolios, Inc. - ING VP Strategic Allocation Growth Portfolio (Class I Shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

  Seeks to provide capital appreciation. Managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and a high level of risk tolerance. Under normal market conditions, allocates assets among several classes of equities, fixed-income securities (including up to 15% of total assets in high-yield instruments) and money market instruments. The benchmark portfolio is 80% equities and 20% fixed income under neutral market conditions.

65	PRO.100208-05

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Strategic Allocation Portfolios, Inc. - ING VP Strategic Allocation Income Portfolio (Class I Shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

  Seeks to provide total return consistent with preservation of capital. Managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and a low level of risk tolerance. Under normal market conditions, allocates assets among several classes of equities, fixed-income securities (including up to 15% of total assets in high-yield instruments) and money market instruments. The benchmark portfolio is 35% equities, 55% fixed income and 10% money market instruments under neutral market conditions.

Janus Aspen Series - International Growth Portfolio	Janus Capital

  Seeks long-term growth of capital. Under normal circumstances, invests at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country.

Lord Abbett Series Fund, Inc. - Growth and Income Portfolio (Class VC Shares)	Lord, Abbett & Co. LLC (Lord Abbett)

  Seeks long-term growth of capital and income without excessive fluctuations in market value. Primarily purchases equity securities of large, seasoned, U.S. and multinational companies that Lord Abbett believes are undervalued. Under normal circumstances, will invest at least 80% of net assets in equity securities of large companies which are defined as companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely used benchmark for large-cap stock performance. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments.

PRO.100208-05	66

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
Lord Abbett Series Fund, Inc. - Mid-Cap Value Portfolio (Class VC Shares)	Lord, Abbett & Co. LLC (Lord Abbett)

  Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. Normally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies which are defined as companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap Index, a widely used benchmark for mid-cap stock performance. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. Equity securities may include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments.

Neuberger Berman Advisers Management Trust - Limited Maturity Bond Portfolio (Class I Shares)	Neuberger Berman Management Inc. Subadviser: Neuberger Berman, LLC

  Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. Invests mainly in investment-grade bonds and other debt securities form U.S. government and corporate issuers. These may include mortgage- and asset-backed securities. Normally invests at least 80% of net assets in bonds and other debt securities.

Neuberger Berman Advisers Management Trust - Partners Portfolio (Class I Shares)	Neuberger Berman Management Inc. Subadviser: Neuberger Berman, LLC

  Seeks growth of capital. Invests mainly in common stocks of mid- to large-capitalization companies. The manager looks for well-managed companies with strong balance sheets whose stock prices are undervalued.

Neuberger Berman Advisers Management Trust - Socially Responsive Portfolio (Class I Shares)	Neuberger Berman Management Inc. Subadviser: Neuberger Berman, LLC

  Seeks long-term growth of capital by investing primarily in securities of companies that meet the fund's financial criteria and social policy. Invests mainly in common stocks of mid- to large-capitalization companies. The managers employ a research driven and valuation sensitive approach to stock selection seeking to identify stocks in well-positioned businesses that they believe are undervalued in the market.

Premier VIT (fka PIMCO Advisors VIT) - OpCap Equity Portfolio	OpCap Advisors LLC Subadviser: Oppenheimer Capital LLC

  Seeks long term capital appreciation. Under normal conditions, invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities that the investment adviser believes are undervalued in the marketplace.

67	PRO.100208-05

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
Premier VIT (fka PIMCO Advisors VIT) - OpCap Global Equity Portfolio	OpCap Advisors LLC Subadviser: Oppenheimer Capital LLC

  Seeks long term capital appreciation. Under normal conditions, invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located throughout the world that the investment adviser believes are undervalued in the marketplace.

Premier VIT (fka PIMCO Advisors VIT) - OpCap Managed Portfolio	OpCap Advisors LLC Subadviser: Pacific Investment Management Company LLC/Oppenheimer Capital LLC	Seeks growth of capital over time. Invests in common stocks, bonds and cash equivalents, allocated based on the investment adviser's judgment.
Premier VIT (fka PIMCO Advisors VIT) - OpCap Small Cap Portfolio	OpCap Advisors LLC Subadviser: Oppenheimer Capital LLC

  Seeks capital appreciation. Under normal conditions, invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that the investment adviser believes are undervalued in the marketplace.

PIMCO VIT - Real Return Portfolio (Administrative Class)	Pacific Investment Management Company LLC (PIMCO)

  Seeks maximum real return, consistent with preservation of real capital and prudent investment management. Invests primarily in investment grade securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

Pioneer Variable Contracts Trust - Pioneer Equity Income VCT Portfolio (Class I Shares)	Pioneer Investment Management, Inc.

  Seeks current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations. Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks and interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.

Pioneer Variable Contracts Trust - Pioneer High Yield VCT Portfolio (Class I Shares)	Pioneer Investment Management, Inc.

  Seeks to maximize total return through a combination of income and capital appreciation. Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks.

PRO.100208-05	68

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
Wanger Advisors Trust - Wanger Select	Columbia Wanger Asset Management, L.P.

  A nondiversified fund that seeks long-term growth of capital. Invests generally in the stocks of medium- to larger-size U.S. companies. Invests in a limited number of companies (between 20-40) with market capitalizations under $20 billion, offering the potential to provide above-average growth over time.

Wanger Advisors Trust - Wanger U.S. Smaller Companies	Columbia Wanger Asset Management, L.P.

  Seeks long-term growth of capital. Under normal circumstances, invests at least 80% of net assets (plus any borrowings for investment purposes), at market value at the time of investment, in companies with total stock market capitalizations of $5 billion or less at the time of initial purchase. Under normal market conditions, invests at least 80% of its assets (plus any borrowings for investment purposes) in domestic securities.

69	PRO.100208-05
CONDENSED FINANCIAL INFORMATION

  Except for subaccounts which did not commence operations as of December 31, 2004, the following tables give (1) the accumulation unit value (AUV) at the beginning of the period, (2) the AUV at the end of the period and (3) the total number of accumulation units outstanding at the end of the period for each subaccount of Separate Account N available under the contracts for the indicated periods. For those subaccounts that commenced operations during the period ended December 31, 2004 the "Value at beginning of period" shown is the value at first date of investment.  For those subaccounts that ended operations during the period ended December 31, 2004 the "Value at end of period" shown is the value at the last date of investment.

  (Selected data for accumulation units outstanding throughout each period, reflecting total daily separate account charges of 1.40%)

	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
(From May 1, 2000)
Value at beginning of period	$4.75	$3.50	$5.2405	$7.8063	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$5.07	$4.75	$3.50	$5.2405	$7.8063	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	1,339,489	1,338,421	893,894	1,286,292	1,085,862	N/A	N/A	N/A	N/A	N/A
ALGER AMERICAN GROWTH PORTFOLIO
(From October 20, 1995)
Value at beginning of period	$17.19	$12.90	$19.5162	$22.4452	$26.7070	$20.2501	$13.8684	$11.1842	$10.0072	$10.0000
Value at end of period	$17.88	$17.19	$12.90	$19.5162	$22.4452	$26.7070	$20.2501	$13.8684	$11.1842	$10.0072
Number of accumulation units outstanding at end of period	2,817,120	3,114,747	3,120,580	3,504,224	3,335,529	2,319,442	958,685	402,925	162,852	7,531
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
(From October 20, 1995)
Value at beginning of period	$19.45	$14.64	$22.4700	$27.1069	$36.5684	$20.8260	$13.3809	$11.3381	$10.2636	$10.0000
Value at end of period	$20.75	$19.45	$14.64	$22.4700	$27.1069	$36.5684	$20.8260	$13.3809	$11.3381	$10.2636
Number of accumulation units outstanding at end of period	1,576,754	1,758,586	1,824,655	2,084,235	2,021,923	1,165,393	491,436	260,380	130,393	3,864
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
(From October 20, 1995)
Value at beginning of period	$20.78	$14.26	$20.5220	$22.2660	$20.6802	$15.9059	$12.3791	$10.9156	$9.8937	$10.0000
Value at end of period	$23.16	$20.78	$14.26	$20.5220	$22.2660	$20.6802	$15.9059	$12.3791	$10.9156	$9.8937
Number of accumulation units outstanding at end of period	1,7808,130	1,838,810	1,596,873	1,366,163	1,117,532	696,730	590,794	405,580	227,029	2,208
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
(From October 20, 1995)
Value at beginning of period	$9.10	$6.48	$8.9123	$12.8235	$17.8621	$12.6301	$11.0864	$10.0929	$9.8255	$10.0000
Value at end of period	$10.46	$9.10	$6.48	$8.9123	$12.8235	$17.8621	$12.6301	$11.0864	$10.0929	$9.8255
Number of accumulation units outstanding at end of period	1,297,015	1,524,451	1,462,961	1,442,330	1,194,579	885,257	751,967	527,947	261,902	9,498

CFI - 1

Condensed Financial Information (continued)

	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
FIDELITY® VIP ASSET MANAGER: GROWTH® PORTFOLIO
(From October 20, 1995)
Value at beginning of period	$16.39	$14.09	$15.7524	$17.2510	$19.9859	$17.5847	$15.1675	$12.2902	$10.3997	$10.0000
Value at end of period	$17.05	$16.39	$14.09	$15.7524	$17.2510	$19.9860	$17.5847	$15.1675	$12.2982	$10.3997
Number of accumulation units outstanding at end of period	115,080	139,020	193,400	1,101,469	1,090,279	914,250	652,013	293,160	58,201	6,432
FIDELITY® VIP CONTRAFUND® PORTFOLIO
(From October 20, 1995)
Value at beginning of period	$21.36	$16.86	$18.8595	$21.7958	$23.6700	$19.3181	$15.0718	$12.3119	$10.2935	$10.0000
Value at end of period	$24.32	$21.36	$16.86	$18.8595	$21.7958	$23.6700	$19.3181	$15.0718	$12.3119	$10.2935
Number of accumulation units outstanding at end of period	3,603,532	3,473,244	3,239,790	3,526,209	3,586,664	3,267,496	2,090,469	1,124,760	314,103	7,417
FIDELITY® VIP EQUITY-INCOME PORTFOLIO
(From October 20, 1995)
Value at beginning of period	$18.57	$14.45	$17.6426	$18.8258	$17.6078	$16.7931	$15.2559	$12.0764	$10.7172	$10.0000
Value at end of period	$20.42	$18.57	$14.45	$17.6426	$18.8258	$17.6078	$16.7931	$15.2559	$12.0764	$10.7172
Number of accumulation units outstanding at end of period	3,309,785	3,212,895	2,751,230	2,446,660	2,062,886	2,145,169	1,850,470	1,040,329	370,036	3,922
FIDELITY® VIP GROWTH OPPORTUNITIES PORTFOLIO
(From January 1, 1999)
Value at beginning of period	$6.84	$5.34	$6.9310	$8.2139	$10.0435	N/A	N/A	N/A	N/A	N/A
Value at end of period	$7.23	$6.84	$5.34	$6.9310	$8.2139	$10.0435	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	332,281	341,964	289,422	342,720	346,435	337,766	N/A	N/A	N/A	N/A
FIDELITY® VIP GROWTH PORTFOLIO
(From October 20, 1995)
Value at beginning of period	$16.23	$12.39	$17.9767	$22.1395	$25.2203	$18.6089	$13.5286	$11.1104	$9.0237	$10.0000
Value at end of period	$16.55	$16.23	$12.39	$17.9767	$22.1395	$25.2203	$18.6089	$13.5286	$11.1104	$9.8237
Number of accumulation units outstanding at end of period	2,982,736	3,196,211	3,334,640	3,333,948	2,962,362	2,139,958	1,117,355	624,734	210,258	5,112
FIDELITY® VIP INDEX 500 PORTFOLIO
(From October 20, 1995)
Value at beginning of period	$18.98	$14.99	$19.5549	$22.5627	$25.2271	$21.2285	$16.7757	$12.8201	$10.5862	$10.0000
Value at end of period	$20.71	$18.98	$14.99	$19.5549	$22.5627	$25.2271	$21.2285	$16.7757	$12.8201	$10.5862
Number of accumulation units outstanding at end of period	6,284,312	6,480,374	6,274,396	6,125,723	5,629,481	4,831,869	3,336,587	1,310,992	231,904	702
FIDELITY® VIP INVESTMENT GRADE BOND PORTFOLIO
(From April 30, 1999)
Value at beginning of period	$12.97	$12.50	$11.4878	$10.7415	$9.7937	N/A	N/A	N/A	N/A	N/A
Value at end of period	$13.36	$12.97	$12.50	$11.4878	$10.7415	$9.7937	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	1,902,345	1,946,453	2,004,503	1,202,541	489,844	222,858	N/A	N/A	N/A	N/A
FIDELITY® VIP MONEY MARKET PORTFOLIO
(From October 20, 1995)
Value at beginning of period	$12.64	$12.69	$12.6567	$12.3196	$11.7504	$11.3294	$10.8926	$10.4712	$10.0743	$10.0000
Value at end of period	$12.62	$12.64	$12.69	$12.6567	$12.3196	$11.7504	$11.3294	$10.8926	$10.4712	$10.0743
Number of accumulation units outstanding at end of period	1,120,186	1,566,100	4,122,075	2,258,455	1,270,337	1,144,601	605,376	446,458	104,844	N/A

CFI - 2

Condensed Financial Information (continued)

	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
(From October 25, 2002)
Value at beginning of period	$13.38	$9.99	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$16.04	$13.38	$9.99	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	66,036	17,928	129	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING BARON SMALL CAP GROWTH PORTFOLIO
(From October 25, 2002)
Value at beginning of period	$13.22	$10.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$16.73	$13.22	$10.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	51,186	25,188	128	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING JPMORGAN MID CAP VALUE PORTFOLIO
(From January 21, 2003)
Value at beginning of period	$12.88	$9.97	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$15.36	$12.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	176,531	47,245	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING JULIUS BAER FOREIGN PORTFOLIO
(From May 25, 2004)
Value at beginning of period	$9.74	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$11.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	168,617	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING MFS TOTAL RETURN PORTFOLIO
(From June 9, 2003)
Value at beginning of period	$11.28	$10.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$12.36	$11.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	270,367	35,106	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING OPPENHEIMER GLOBAL PORTFOLIO
(From February 6, 2003)
Value at beginning of period	$13.18	$9.55	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$14.98	$13.18	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	43,488	20,002	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING PIMCO TOTAL RETURN PORTFOLIO
(From January 16, 2003)
Value at beginning of period	$10.37	$10.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$10.70	$10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	129,090	64,909	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
(From May 2, 2003)
Value at beginning of period	$12.16	$10.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$13.78	$12.16	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	234,549	45,174	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

CFI - 3

Condensed Financial Information (continued)

	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
ING T. ROWE PRICE GROWTH PORTFOLIO
(From February 25, 2003)
Value at beginning of period	$12.77	$9.45	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$13.85	$12.77	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	110,800	41,737	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING VAN KAMPEN COMSTOCK PORTFOLIO
(From October 25, 2002)
Value at beginning of period	$12.76	$9.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$14.70	$12.76	$9.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	145,290	34,667	128	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING VP DISCIPLINED LARGECAP PORTFOLIO
(From October 20, 1995)
Value at beginning of period	$9.00	$7.29	$9.4926	$10.9693	$12.5874	$12.0629	$12.0694	$11.4374	$10.2402	$10.0000
Value at end of period	$9.94	$9.00	$7.29	$9.4926	$10.9693	$12.5874	$12.0629	$12.0694	$11.4374	$10.2402
Number of accumulation units outstanding at end of period	570,436	574,056	495,982	1,219,276	1,544,098	1,646,856	403,214	238,691	52,791	1,937
ING VP FINANCIAL SERVICES PORTFOLIO
(From May 17, 2004)
Value at beginning of period	$9.69	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$11.11	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	3,427	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO
(From May 13, 2004)
Value at beginning of period	$9.85	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$10.69	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	8,272	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING VP GROWTH + VALUE PORTFOLIO
(From October 20, 1995)
Value at beginning of period	$15.93	$11.73	$18.9839	$27.8993	$31.3606	$16.3103	$13.8613	$12.2601	$10.1010	$10.0000
Value at end of period	$16.37	$15.93	$11.73	$18.9839	$27.8993	$31.3606	$16.3103	$13.8613	$12.2601	$10.1010
Number of accumulation units outstanding at end of period	0	2,210,865	2,455,923	2,879,628	2,465,786	1,501,434	1,333,885	1,118,716	318,138	1,068
ING VP GROWTH OPPORTUNITIES PORTFOLIO
(From May 1, 2000)
Value at beginning of period	$4.75	$3.62	$5.3641	$8.8550	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$9.46	$4.75	$3.62	$5.3641	$8.8550	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	0	343,113	369,905	564,323	364,384	N/A	N/A	N/A	N/A	N/A
ING VP HIGH YIELD BOND PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$9.40	$8.12	$8.3340	$8.3939	$9.6332	$10.0942	$10.1766	$10.0000	N/A	N/A
Value at end of period	$10.01	$9.40	$8.12	$8.3340	$8.3939	$9.6332	$10.0942	$10.1766	N/A	N/A
Number of accumulation units outstanding at end of period	1,330,817	1,405,266	544,596	612,472	597,868	834,113	885,662	105,615	N/A	N/A

CFI - 4

Condensed Financial Information (continued)

	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
ING VP INDEX PLUS LARGECAP PORTFOLIO
(From January 21, 2003)
Value at beginning of period	$12.32	$9.97	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$13.43	$12.32	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	84,437	24,260	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING VP INDEX PLUS MIDCAP PORTFOLIO
(From January 21, 2003)
Value at beginning of period	$13.01	$9.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$14.95	$13.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	163,203	38,815	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING VP INDEX PLUS SMALLCAP PORTFOLIO
(From January 21, 2003)
Value at beginning of period	$13.30	$9.77	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$16.01	$13.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	112,992	20,350	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING VP INTERNATIONAL VALUE PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$16.30	$12.72	$15.2432	$17.5017	$17.2007	$11.6150	$10.0734	$10.0000	N/A	N/A
Value at end of period	$18.87	$16.30	$12.72	$15.2432	$17.5017	$17.2007	$11.6150	$10.0734	N/A	N/A
Number of accumulation units outstanding at end of period	1,365,791	1,088,497	840,626	1,008,480	747,812	488,502	330,553	57,507	N/A	N/A
ING VP MAGNACAP PORTFOLIO
(From May 1, 2000)
Value at beginning of period	$8.75	$6.77	$8.8897	$10.0671	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$9.41	$8.75	$6.77	$8.8897	$10.0671	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	124,566	129,200	223,151	87,749	37,460	N/A	N/A	N/A	N/A	N/A
ING VP MIDCAP OPPORTUNITIES PORTFOLIO
(From May 1, 2000)
Value at beginning of period	$5.85	$4.34	$5.9386	$8.9785	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$6.44	$5.85	$4.34	$5.9386	$8.9785	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	5,981,476	285,276	235,936	224,016	111,372	N/A	N/A	N/A	N/A	N/A
ING VP NATURAL RESOURCES TRUST
(From June 24, 2004)
Value at beginning of period	$10.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$11.89	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	79,443	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING VP REAL ESTATE PORTFOLIO
(From May 14, 2004)
Value at beginning of period	$10.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$13.87	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	68,661	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

CFI - 5

Condensed Financial Information (continued)

	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
ING VP SMALLCAP OPPORTUNIES PORTFOLIO
(From October 20, 1995)
Value at beginning of period	$19.33	$14.15	$25.4319	$36.4083	$36.5246	$15.3663	$13.2845	$11.6519	$10.3844	$10.0000
Value at end of period	$21.00	$19.33	$14.15	$25.4319	$36.4083	$36.5246	$15.3663	$13.2845	$11.6519	$10.3844
Number of accumulation units outstanding at end of period	1,080,775	1,213,477	1,496,658	1,566,266	1,266,605	574,895	338,593	270,968	62,237	2,292
ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO
(From March 10, 2003)
Value at beginning of period	$11.76	$9.52	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$12.79	$11.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	66,100	13,323	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO
(From February 18, 2003)
Value at beginning of period	$12.21	$9.70	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$13.48	$12.21	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	14,629	2,250	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO
(From February 10, 2003)
Value at beginning of period	$11.23	$9.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$11.96	$11.23	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	46,527	20,296	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$12.18	$9.16	$12.4793	$16.4874	$19.8902	$11.0658	$9.5720	$10.0000	N/A	N/A
Value at end of period	$14.29	$12.18	$9.16	$12.4793	$16.4874	$19.8902	$11.0658	$9.5720	N/A	N/A
Number of accumulation units outstanding at end of period	1,485,432	1,479,844	1,520,750	1,550,048	1,071,043	473,654	275,637	81,884	N/A	N/A
JANUS ASPEN LARGE CAP GROWTH PORFOLIO
(From August 8, 1997)
Value at beginning of period	$11.33	$8.72	$12.0324	$16.2138	$19.2421	$13.5522	$10.1307	$10.0000	N/A	N/A
Value at end of period	$11.67	$11.33	$8.72	$12.0324	$16.2138	$19.2421	$13.5522	$10.1307	N/A	N/A
Number of accumulation units outstanding at end of period	2,401,442	2,758,385	3,050,023	3,682,000	3,579,247	1,788,564	662,697	82,286	N/A	N/A
JANUS ASPEN MID CAP GROWTH PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$12.19	$9.15	$12.8742	$21.5646	$32.0747	$14.4299	$10.8993	$10.0000	N/A	N/A
Value at end of period	$14.51	$12.19	$9.15	$12.8742	$21.5646	$32.0747	$14.4299	$10.8993	N/A	N/A
Number of accumulation units outstanding at end of period	2,350,962	2,552,461	2,628,398	2,794,292	2,367,019	868,257	143,611	17,506	N/A	N/A

CFI - 6

Condensed Financial Information (continued)

	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$11.52	$9.42	$12.8257	$16.7705	$20.1668	$12.4357	$9.7818	$10.0000	N/A	N/A
Value at end of period	$11.90	$11.52	$9.42	$12.8257	$16.7705	$20.1668	$12.4357	$9.7818	N/A	N/A
Number of accumulation units outstanding at end of period	4,363,534	4,870,077	5,426,359	6,417,600	6,064,546	4,030,342	2,066,481	295,875	N/A	N/A
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LIMITED MATURITY BOND PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$12.45	$12.32	$11.8644	$11.0612	$10.5041	$10.4971	$10.1973	$10.0000	N/A	N/A
Value at end of period	$12.37	$12.45	$12.32	$11.8644	$11.0612	$10.5041	$10.4971	$10.1973	N/A	N/A
Number of accumulation units outstanding at end of period	981,921	1,095,381	1,264,788	929,272	492,334	407,142	210,709	22,029	N/A	N/A
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST PARTNERS PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$10.59	$7.95	$10.6302	$11.0947	$11.1723	$10.5521	$10.2686	$10.0000	N/A	N/A
Value at end of period	$12.43	$10.59	$7.95	$10.6302	$11.0947	$11.1723	$10.5521	$10.2686	N/A	N/A
Number of accumulation units outstanding at end of period	1,389,783	1,379,084	1,275,104	1,294,471	1,239,100	1,479,974	1,582,048	255,773	N/A	N/A
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO
(From January 1, 1999)
Value at beginning of period	$11.70	$8.83	$10.5004	$11.0445	$11.3827	N/A	N/A	N/A	N/A	N/A
Value at end of period	$13.07	$11.70	$8.83	$10.5004	$11.0445	$11.3827	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	222,168	189,928	139,420	85,042	57,291	32,883	N/A	N/A	N/A	N/A
OPCAP EQUITY PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$11.59	$9.14	$11.7943	$12.8642	$11.8684	$11.7375	$10.6410	$10.0000	N/A	N/A
Value at end of period	$12.79	$11.59	$9.14	$11.7943	$12.8642	$11.8684	$11.7375	$10.6410	N/A	N/A
Number of accumulation units outstanding at end of period	447,329	528,171	417,134	452,038	272,850	281,367	227,143	45,654	N/A	N/A
OPCAP GLOBAL EQUITY PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$12.22	$9.42	$11.5677	$13.6132	$13.1847	$10.5673	$9.4593	$10.0000	N/A	N/A
Value at end of period	$13.56	$12.22	$9.42	$11.5677	$13.6132	$13.1847	$10.5673	$9.4593	N/A	N/A
Number of accumulation units outstanding at end of period	383,867	304,051	189,515	146,807	108,797	86,458	70,138	18,968	N/A	N/A
OPCAP MANAGED PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$11.01	$9.17	$11.1866	$11.9310	$11.0246	$10.6480	$10.0801	$10.0000	N/A	N/A
Value at end of period	$12.02	$11.01	$9.17	$11.1866	$11.9310	$11.0246	$10.6480	$10.0801	N/A	N/A
Number of accumulation units outstanding at end of period	1,550,120	2,179,791	1,735,653	1,405,033	1,201,794	1,595,696	1,659,488	274,773	N/A	N/A

CFI - 7

Condensed Financial Information (continued)

	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
OPCAP SMALL CAP PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$14.62	$10.39	$13.4468	$12.5887	$8.8541	$9.1466	$10.1959	$10.0000	N/A	N/A
Value at end of period	$16.99	$14.62	$10.39	$13.4468	$12.5887	$8.8541	$9.1466	$10.1959	N/A	N/A
Number of accumulation units outstanding at end of period	1,774,661	1,740,800	1,331,258	926,420	563,758	309,634	252,954	48,630	N/A	N/A
PIMCO VIT REAL RETURN PORTFOLIO
(From May 24, 2004)
Value at beginning of period	$10.18	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$10.77	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	71,540	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO HIGH YIELD VCT PORTFOLIO
(From May 24, 2004)
Value at beginning of period	$9.73	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$10.64	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	181,000	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
WANGER SELECT
(From May 11, 2004)
Value at beginning of period	$9.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$11.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	88,350	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
WANGER U.S. SMALLER COMPANIES
(From May 12, 2004)
Value at beginning of period	$9.82	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value at end of period	$11.56	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of accumulation units outstanding at end of period	36,460	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

    The Sub-Accounts investing in the ING VP Growth + Value Portfolio (Class R), ING VP Research Enhanced Index Portfolio (Class R), and ING VP SmallCap Opportunities Portfolio (Class R), The Alger American Fund and Fidelity® Variable Insurance Products were not available through the Variable Account prior to 1995.

    The Sub-Accounts investing in the ING VP High Yield Bond Portfolio (Class R), the ING VP International Value Portfolio (Class R), Janus Aspen Series, Neuberger Berman AMT Limited Maturity Bond Portfolio and Partners Portfolio and PIMCO Advisors Trust were not available through the Variable Account prior to August 8, 1997.

The Sub-Accounts investing in the Fidelity® Variable Insurance Products and Neuberger Berman AMT Socially Responsive Portfolio were not available through the Variable Account prior to January 1, 1999.

The Sub-Account investing in the Fidelity® VIP Investment Grade Bond Portfolio (Initial Class) was not available through the Variable Account prior to April 30, 1999.

    The Sub-Accounts investing in the ING VP Growth Opportunities Portfolio (Class R), ING VP MagnaCap Portfolio (Class R), and ING VP MidCap Opportunities Portfolio (Class R) and the AIM V.I. Dent Demographic Trends Fund (Series I) were not available through the Variable Account prior to May 1, 2000.

    The Sub-Accounts investing in the ING American Century Small Cap Value Portfolio (Initial Class), ING Baron Small Cap Growth Portfolio (Initial Class) and ING Van Kampen Comstock Portfolio (Initial Class) were not available through the Variable Account prior to October 25, 2002.

CFI - 8

  RELIASTAR LIFE
  ADVANTAGE CENTURY PLUSSM ANNUITY

  INDIVIDUAL DEFERRED VARIABLE/FIXED ANNUITY CONTRACTS
  ISSUED BY SEPARATE ACCOUNT N
  AND
  RELIASTAR LIFE INSURANCE COMPANY

  Statement of Additional Information dated April 29, 2005

  This Statement of Additional Information is not a prospectus, and should be read in conjunction with the current prospectus dated April 29, 2005 relating to the individual fixed and variable deferred annuity contracts issued by Separate Account N (the "separate account") and ReliaStar Life Insurance Company (the "Company"). A copy of the prospectus may be obtained from the ING Service Center at P.O. Box 5050, Minot, North Dakota 58702-5050, by calling 1-877-884-5050, or from ING Financial Advisers, LLC, 151 Farmington Avenue, Hartford, Connecticut 06156.

  Read the prospectus before you invest. Capitalized terms used in this Statement of Additional Information that are not otherwise defined herein shall have the same meaning as in the prospectus.

TABLE OF CONTENTS
Page

General Information and History	2
Separate Account N	2
Offering and Purchase of Contracts	4
Income Phase Payments	4
Sales Material and Advertising	5
Independent Registered Public Accounting Firm	6
Financial Statements of Separate Account N	S-1
Financial Statements - Statutory Basis of ReliaStar Life Insurance Company	C-1

1

  GENERAL INFORMATION AND HISTORY

  ReliaStar Life Insurance Company (the "Company," "we," "us," "our") is a stock life insurance company organized in 1885 and incorporated under the insurance laws of the State of Minnesota. Prior to October 1, 2002, the contracts were issued by Northern Life Insurance Company ("Northern"), a wholly-owned subsidiary of the Company. On October 1, 2002, Northern merged into ReliaStar Life Insurance Company, and ReliaStar Life Insurance Company assumed responsibilities for Northern's obligations under the contracts.

  We are an indirect subsidiary of ING Groep N.V. ("ING"). ING is a global financial institution active in the fields of insurance, banking and asset management. The Company is engaged in the business of issuing life insurance policies and annuity contracts. Our home office is located at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

  The assets of the separate account are held by the Company. The separate account has no custodian. However, the funds in whose shares the assets of the separate account are invested each have custodians, as discussed in their respective prospectuses.

  SEPARATE ACCOUNT N

  We established Separate Account N on October 1, 2002 under the insurance laws of the State of Minnesota. The separate account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 40 Act). It also meets the definition of "separate account" under the federal securities laws. Prior to October 1, 2002, the separate account was known as Separate Account One of Northern Life Insurance Company, which was created in 1994 under Washington law. In connection with the merger of Northern Life Insurance Company and the Company, the separate account was transferred to the Company.

  Purchase payments to accounts under the contract may be allocated to one or more of the available subaccounts and/or to any available Fixed Account which for retail series contracts includes Fixed Account A, Fixed Account B and/or Fixed Account C (which are part of the general account of the Company).

  We may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the contract. The availability of the funds is subject to applicable regulatory authorization. Not all funds are available in all jurisdictions, under all contracts, or under all plans. The funds currently available under the contract are as follows:

2

  The Funds

  AIM V.I. Dent Demographic Trends Fund (Series I)

  Alger American Growth Portfolio
  (Class O Shares)

  Alger American Leveraged AllCap Portfolio (Class O Shares)

  Alger American MidCap Growth Portfolio (Class O Shares)

  Alger American Small Capitalization Portfolio (Class O Shares)

  Fidelity® VIP Asset Manager: Growth® Portfolio (Initial Class)

  Fidelity® VIP Contrafund® Portfolio
  (Initial Class)

  Fidelity® VIP Equity-Income Portfolio
  (Initial Class)

  Fidelity® VIP Growth Opportunities Portfolio (Initial Class)

  Fidelity® VIP Growth Portfolio
  (Initial Class)

  Fidelity® VIP Index 500 Portfolio
  (Initial Class)

  Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)

  Fidelity® VIP Money Market Portfolio
  (Initial Class)

  Franklin Small Cap Value Securities Fund (Class 2)

  ING Alliance Mid Cap Growth Portfolio (Class S)

  ING American Century Large Company Value Portfolio (Initial Class)

  ING American Century Select Portfolio (Initial Class)

  ING American Century Small Cap Value Portfolio (Initial Class)

  ING Baron Small Cap Growth Portfolio
  (Initial Class)

  ING FMRSM Diversified Mid Cap Portfolio (Class S)

  ING Fundamental Research Portfolio
  (Initial Class)

  ING JPMorgan Emerging Markets Equity Portfolio (Class S)

  ING JPMorgan Flemming International Portfolio (Initial Class)

  ING JPMorgan Mid Cap Value Portfolio (Initial Class)

  ING JPMorgan Small Cap Equity Portfolio (Class I)

  The Funds (Continued)

  ING Julius Baer Foreign Portfolio
  (Class S)

  ING Legg Mason Value Portfolio (Class I)

  ING Limited Maturity Bond Portfolio
  (Class S)

  ING Liquid Assets Portfolio (Class I)

  ING Marsico Growth Portfolio
  (Class S)

  ING Marsico International Opportunities Portfolio (Class I)

  ING MFS Total Return Portfolio (Class S)

  ING OpCap Balanced Value Portfolio (Initial Class)

  ING Oppenheimer Global Portfolio
  (Initial Class)

  ING PIMCO Total Return Portfolio
  (Initial Class)

  ING Pioneer Fund Portfolio (Class S)

  ING Pioneer Mid Cap Value Portfolio
  (Class S)

  ING Salomon Brothers Aggressive Growth Portfolio (Initial Class)

  ING Salomon Brothers Fundamental Value Portfolio (Initial Class)

  ING Salomon Brothers Large Cap Growth Portfolio (Initial Class)

  ING Stock Index Portfolio (Class I)

  ING T. Rowe Price Capital Appreciation Portfolio (Class S)

  ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Initial Class)

  ING T. Rowe Price Equity Income Portfolio (Class S)

  ING T. Rowe Price Growth Equity Portfolio (Initial Class)

  ING UBS U.S. Large Cap Equity Portfolio (Initial Class)

  ING Van Kampen Comstock Portfolio
  (Initial Class)

  ING Van Kampen Equity and Income Portfolio (Initial Class)

  ING Van Kampen Growth and Income Portfolio (Class S)

  ING VP Balanced Portfolio, Inc. (Class I)

  ING VP Disciplined LargeCap Portfolio (Class I)

  ING VP Financial Services Portfolio
  (Class I)

  ING VP Global Science and Technology Portfolio (Class I)

  The Funds (Continued)

  ING VP High Yield Bond Portfolio
  (Class I)

  ING VP Index Plus LargeCap Portfolio
  (Class I)

  ING VP Index Plus MidCap Portfolio
  (Class I)

  ING VP Index Plus SmallCap Portfolio
  (Class I)

  ING VP Intermediate Bond Portfolio
  (Class I)

  ING VP International Value Portfolio
  (Class I)

  ING VP MagnaCap Portfolio (Class I)

  ING VP MidCap Opportunities Portfolio (Class I)

  ING VP Natural Resources Trust

  ING VP Real Estate Portfolio (Class I)

  ING VP SmallCap Opportunities Portfolio (Class I)

  ING VP Strategic Allocation Balanced Portfolio (Class I)

  ING VP Strategic Allocation Growth Portfolio (Class I)

  ING VP Strategic Allocation Income Portfolio (Class I)

  Janus Aspen International Growth Portfolio (Institutional Shares)

  Lord Abbett Growth and Income Portfolio (Class VC)

  Lord Abbett Mid-Cap Value Portfolio
  (Class VC)

  Neuberger Berman AMT Limited Maturity Bond Portfolio

  Neuberger Berman AMT Partners Portfolio

  Neuberger Berman AMT Socially Responsive Portfolio

  OpCap Equity Portfolio

  OpCap Global Equity Portfolio

  OpCap Managed Portfolio

  OpCap Small Cap Portfolio

  PIMCO VIT Real Return Portfolio (Administrative Class)

  Pioneer Equity Income VCT Portfolio
  (Class I)

  Pioneer High Yield VCT Portfolio (Class I)

  Wanger Select

  Wanger U.S. Smaller Companies

  A complete description of each of the funds, including their investment objectives, policies, risks and fees and expenses, is contained in each fund's prospectus and statement of additional information.

3

  OFFERING AND PURCHASE OF CONTRACTS

  Effective January 1, 2004, the contracts are distributed by ING Financial Advisers, LLC, the principal underwriter for the contracts. ING Financial Advisers, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. ING Financial Advisers, LLC is also a member of the National Association of Securities Dealers, Inc., and the Securities Investor Protection Corporation. ING Financial Advisers, LLC's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. Prior to January 1, 2004, the contracts were distributed by Washington Square Securities, Inc. (WSSI), an affiliate of the Company. The contracts are distributed through life insurance agents who are registered representatives of ING Financial Advisers, LLC or of other broker-dealers who have entered into sales arrangements with ING Financial Advisers, LLC. The offering of the contracts is continuous. A description of the manner in which contracts are purchased may be found in the prospectus under the sections entitled "Purchase and Rights" and "Your Account Value."

  Compensation was paid in the aggregate amount of $1,034,476 to the prior principal underwriter, WSSI, for the period January 1, 2002 through September 30, 2002 by Northern Life Insurance Company, the issuer of Contracts prior to October 1, 2002 in connection with distribution of all registered variable annuity products issued by Separate Account N. For the period October 1, 2002 through December 31, 2002, and the year ended December 31, 2003, WSSI was paid fees by ReliaStar Life Insurance Company in the aggregate of $101,071 and $465,376, respectively, in connection with distribution of all variable annuity products issued by Separate Account N. For the period January 1, 2004 through December 31, 2004, ING Financial Advisers, LLC was paid fees by ReliaStar Life Insurance Company in the aggregate of $6,829,698.77 in connection with the distribution of all registered variable annuity products issued by Separate Account N of ReliaStar Life Insurance Company.

  INCOME PHASE PAYMENTS

  When you begin receiving payments under the contract during the income phase (see "The Income Phase" in the prospectus), the value of your account is determined using accumulation unit values as of the tenth valuation before the first income phase payment is due. Such value (less any applicable premium tax charge) is applied to provide income phase payments to you in accordance with the payment option and investment options elected.

  The Annuity option tables found in the contract show, for each option, the amount of the first income phase payment for each $1,000 of value applied. Thereafter, variable payments fluctuate as the Annuity Unit value(s) fluctuates with the investment experience of the selected investment option(s). The first income phase payment and subsequent income phase payments also vary depending on the assumed net investment rate of 3% per annum.

  If the actual net investment rate on the assets of the separate account is equal to the assumed investment rate, income phase payments will remain level. If the actual net investment rate exceeds the assumed investment rate, income phase payments will increase. Conversely, if it is less, than the payouts will decrease.

  When the income phase begins, the annuitant is credited with a fixed number of Annuity Units (which does not change thereafter) in each of the designated investment options. This number is calculated by dividing (a) by (b), where (a) is the amount of the first income phase payment based upon a particular investment option, and (b) is the then current Annuity Unit value for that investment option. As noted, Annuity Unit values fluctuate from one valuation to the next (see "Your Account Value" in the prospectus); such fluctuations reflect changes in the net investment factor for the appropriate subaccount(s) (with a seven day valuation lag which gives the Company time to process payments) and a mathematical adjustment which offsets the assumed net investment rate of 3% per annum.

4
EXAMPLE:

  Assume that, at the date income phase payments are to begin, there are 3,000 accumulation units credited under a particular contract or account and that the value of an accumulation unit for the tenth valuation prior to retirement was $13.650000. This produces a total value of $40,950.

  Assume also that no premium tax charge is payable and that the annuity table in the contract provides, for the income phase payment option elected, a first monthly variable income phase payment of $6.68 per $1000 of value applied; the annuitant's first monthly income phase payment would thus be 40.950 multiplied by $6.68, or $273.55.

  Assume then that the value of an Annuity Unit upon the valuation on which the first income phase payment was due was $13.400000. When this value is divided into the first monthly income phase payment, the number of Annuity Units is determined to be 20.414. The value of this number of Annuity Units will be paid in each subsequent month.

  Suppose there were 30 days between the initial and second payment valuation dates. If the net investment factor with respect to the appropriate subaccount is 1.0032737 as of the seventh valuation preceding the due date of the second monthly income phase payment, dividing this factor by 1.0024331 = 1.0000810 ^ 30 (to take into account 30 days of the assumed net investment rate of 3.0% per annum built into the number of Annuity Units determined above) produces a result of 1.000839. This is then multiplied by the Annuity Unit value for the prior valuation ($13.400000 from above) to produce an Annuity Unit value of $13.411237 for the valuation occurring when the second income phase payment is due.

  The second monthly income phase payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 20.414 times $13.411237, which produces a payment of $273.78.

SALES MATERIAL AND ADVERTISING

  We may include hypothetical illustrations in our sales literature that explain the mathematical principles of dollar cost averaging, compounded interest, tax deferred accumulation, and the mechanics of variable annuity contracts. We may also discuss the difference between variable annuity contracts and other types of savings or investment products such as personal savings accounts and certificates of deposit.

  We may distribute sales literature that compares the percentage change in accumulation unit values for any of the subaccounts to established market indices such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average or to the percentage change in values of other management investment companies that have investment objectives similar to the subaccount being compared.

  We may publish in advertisements and reports, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Duff & Phelps, Standard & Poor's Corporation and Moody's Investors Service, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. We may also quote ranking services such as Morningstar's Variable Annuity/Life Performance Report and Lipper's Variable Insurance Products Performance Analysis Service (VIPPAS), which rank variable annuity or life subaccounts or their underlying funds by performance and/or investment objective. We may categorize the underlying funds in terms of the asset classes they represent and use such categories in marketing materials for the contracts. We may illustrate in advertisements the performance of the underlying funds, if accompanied by performance which also shows the performance of such funds reduced by applicable charges under the separate account. We may also show in advertisements the portfolio holdings of the underlying funds, updated at various intervals. From time to time, we will quote articles from newspapers and magazines or other publications or reports such as The Wall Street Journal, Money magazine, USA Today and The VARDS Report.

5

  We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to current and prospective contract holders or participants. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparison between the contracts and the characteristics of and market for such financial instruments.

  INDEPENDENT REGISTERED PUBLIC ACCOUNT FIRM

  Ernst & Young LLP, 600 Peachtree Street, Suite 2800, Atlanta, GA 30308, is the independent registered public accounting firm for the separate account and for the Company. The services provided to the separate account include primarily the audit of the separate account's financial statements.

6

  Financial Statements

  ReliaStar Life Insurance Company

  Separate Account N

  Year ended December 31, 2004

  with Report of Independent Registered Public Accounting Firm

  S-1

  This page intentionally left blank.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Financial Statements

  Year ended December 31, 2004

  This page intentionally left blank.

  Report of Independent Registered Public Accounting Firm

  The Board of Directors and Participants

  ReliaStar Life Insurance Company

  We have audited the accompanying statements of assets and liabilities of ReliaStar Life Insurance Company Separate Account N (formerly Northern Life Separate Account One) (the "Account") as of December 31, 2004, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  The Account is comprised of the following Divisions:

  AIM Variable Insurance Funds:

  AIM VI Dent Demographic Trends Fund - Series I Shares

  The Alger American Fund:

  Alger American Growth Portfolio - Class O Shares

  Alger American Leveraged AllCap Portfolio - Class O Shares

  Alger American MidCap Growth Portfolio - Class O Shares

  Alger American Small Capitalization Portfolio - Class O Shares

  Fidelity® Variable Insurance Products Fund:

  Fidelity® VIP Asset ManagerSM Portfolio - Initial Class

  Fidelity® VIP Asset ManagerSM Growth Portfolio - Initial Class

  Fidelity® VIP Contrafund® Portfolio - Initial Class

  Fidelity® VIP Equity-Income Portfolio - Initial Class

  Fidelity® VIP Growth Portfolio - Initial Class

  Fidelity® VIP Growth Opportunities Portfolio - Initial Class

  Fidelity® VIP Index 500 Portfolio - Initial Class

  Fidelity® VIP Investment Grade Bond Portfolio - Initial Class

  Fidelity® VIP Money Market Portfolio - Initial Class

  Fidelity® VIP Overseas Portfolio - Initial Class

  ING Investors Trust:

  ING Julius Baer Foreign

  ING MFS Total Return Portfolio - Service Class

  ING T. Rowe Price Equity Income Portfolio - Service Class

  ING Partners, Inc.:

  ING American Century Small Cap Value Portfolio - Initial Class

  ING Baron Small Cap Growth Portfolio - Initial Class

  ING JPMorgan Mid Cap Value Portfolio - Initial Class

  ING Oppenheimer Global Portfolio - Initial Class

  ING PIMCO Total Return Portfolio - Initial Class

  ING T. Rowe Price Growth Equity Portfolio - Initial Class

  ING Van Kampen Comstock Portfolio - Initial Class

  ING Strategic Allocations Portfolios, Inc.:

  ING VP Strategic Allocation Balanced Portfolio - Class I

  ING VP Strategic Allocation Growth Portfolio - Class I

  ING VP Strategic Allocation Income Portfolio - Class I

  ING VP Natural Resources Trust

  ING Variable Portfolios, Inc.:

  ING VP Global Science and Technology Portfolio - Class I

  ING VP Index Plus LargeCap Portfolio - Class I

  ING VP Index Plus MidCap Portfolio - Class I

  ING VP Index Plus SmallCap Portfolio - Class I

  ING Variable Products Trust:

  ING VP Disciplined LargeCap Portfolio - Class I

  ING VP Financial Services Portfolio - Class I

  ING VP Growth Opportunities Portfolio - Class I

  ING VP Growth + Value Portfolio - Class I

  ING VP High Yield Bond Portfolio - Class I

  ING VP International Value Portfolio - Class I

  ING VP Index Plus MagnaCap Portfolio - Class I

  ING VP Index Plus MidCap Opportunities Portfolio - Class I

  ING VP Real Estate Portfolio - Class I

  ING VP Index Plus SmallCap Opportunities Portfolio - Class I

  Janus Aspen Series:

  Janus Aspen Growth Portfolio - Institutional Shares

  Janus Aspen International Growth Portfolio - Institutional Shares

  Janus Aspen Series (continued):

  Janus Aspen Mid Cap Growth Portfolio - Institutional Shares

  Janus Aspen Worldwide Growth Portfolio - Institutional Shares

  Neuberger Berman Advisers Management Trust:

  Neuberger Berman AMT Limited Maturity Bond Portfolio - Class I

  Neuberger Berman AMT Partners Portfolio - Class I

  Neuberger Berman AMT Socially Responsive Portfolio - Class I

  PIMCO Advisors VIT:

  OpCap Equity Portfolio

  OpCap Global Equity Portfolio

  OpCap Managed Portfolio

  OpCap Small Cap Portfolio

  Real Return Portfolio - Administrative Class

  Pioneer Variable Contracts Trust:

  Pioneer High Yield VCT Portfolio - Administrative Class

  Wanger Advisors Trust:

  Wanger Select

  Wanger U.S. Small Companies

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures also included confirmation of securities owned as of December 31, 2004, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions comprising the ReliaStar Life Insurance Company Separate Account N (formerly Northern Life Separate Account One) at December 31, 2004, and the results of their operations and changes in their net assets for the periods disclosed in the financial statements, in conformity with U.S. generally accepted accounting principles.

  /s/ Ernst & Young

  Atlanta, Georgia

  March 15, 2005

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Assets and Liabilities

  December 31, 2004

  (Dollars in thousands, except for unit data)

	AIM VI		Alger	Alger	Alger
	Dent	Alger	American	American	American
	Demographic	American	Leveraged	MidCap	Small
	Trends	Growth	AllCap	Growth	Capitalization
Assets
Investments in mutual funds
at fair value	$ 6,791	$ 50,370	$ 32,718	$ 39,562	$ 13,567
Total assets	6,791	50,370	32,718	39,562	13,567
Net assets	$ 6,791	$ 50,370	$ 32,718	$ 39,562	$ 13,567

Net assets:
Accumulation units	$ 6,791	$ 50,370	$ 32,718	$ 39,560	$ 13,567
Contracts in payout
(annuitization) period	-	-	-	2	-
Total net assets	$ 6,791	$ 50,370	$ 32,718	$ 39,562	$ 13,567

Accumulation units outstanding	1,339,489.003	2,817,120.485	1,576,754.491	1,708,129.562	1,297,015.315

Value per accumulation unit	$ 5.07	$ 17.88	$ 20.75	$ 23.16	$ 10.46

Total number of mutual fund shares	1,204,115	1,434,229	1,076,593	1,902,036	669,634

Cost of mutual fund shares	$ 6,270	$ 67,774	$ 44,549	$ 31,457	$ 10,055

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Assets and Liabilities

  December 31, 2004

  (Dollars in thousands, except for unit data)

Fidelity® VIP
	Fidelity® VIP	Asset		Fidelity® VIP
	Asset	ManagerSM	Fidelity® VIP	Equity-	Fidelity® VIP
	ManagerSM	Growth	Contrafund®	Income	Growth
Assets
Investments in mutual funds
at fair value	$ 1,962	$ 19,066	$ 87,638	$ 67,588	$ 49,364
Total assets	1,962	19,066	87,638	67,588	49,364
Net assets	$ 1,962	$ 19,066	$ 87,638	$ 67,588	$ 49,364

Net assets:
Accumulation units	$ 1,962	$ 19,066	$ 87,638	$ 67,586	$ 49,364
Contracts in payout
(annuitization) period	-	-	-	2	-
Total net assets	$ 1,962	$ 19,066	$ 87,638	$ 67,588	$ 49,364

Accumulation units outstanding	115,080.219	1,143,022.548	3,603,532.098	3,309,784.604	2,982,735.821

Value per accumulation unit	$ 17.05	$ 16.68	$ 24.32	$ 20.42	$ 16.55

Total number of mutual fund shares	132,129	1,491,832	3,292,183	2,664,087	1,542,152

Cost of mutual fund shares	$ 2,153	$ 20,323	$ 75,196	$ 59,199	$ 61,323

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Assets and Liabilities

  December 31, 2004

  (Dollars in thousands, except for unit data)

	Fidelity® VIP		Fidelity® VIP	Fidelity® VIP
	Growth	Fidelity® VIP	Investment	Money	Fidelity® VIP
	Opportunities	Index 500	Grade Bond	Market	Overseas
Assets
Investments in mutual funds
at fair value	$ 2,402	$ 130,148	$ 25,415	$ 14,311	$ 1,036
Total assets	2,402	130,148	25,415	14,311	1,036
Net assets	$ 2,402	$ 130,148	$ 25,415	$ 14,311	$ 1,036

Net assets:
Accumulation units	$ 2,402	$ 130,148	$ 25,415	$ 14,136	$ 1,036
Contracts in payout
(annuitization) period	-	-	-	175	-
Total net assets	$ 2,402	$ 130,148	$ 25,415	$ 14,311	$ 1,036

Accumulation units outstanding	332,281.254	6,284,311.783	1,902,345.005	1,120,186.161	67,734.682

Value per accumulation unit	$ 7.23	$ 20.71	$ 13.36	$ 12.62	$ 15.29

Total number of mutual fund shares	149,496	944,814	1,918,138	14,311,272	59,113

Cost of mutual fund shares	$ 2,092	$ 122,376	$ 25,243	$ 14,311	$ 1,168

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Assets and Liabilities

  December 31, 2004

  (Dollars in thousands, except for unit data)

ING American
		ING MFS	ING T. Rowe	Century	ING Baron
	ING Julius	Total	Price Equity	Small Cap	Small Cap
	Baer Foreign	Return	Income	Value	Growth
Assets
Investments in mutual funds
at fair value	$ 1,968	$ 3,342	$ 3,232	$ 1,059	$ 856
Total assets	1,968	3,342	3,232	1,059	856
Net assets	$ 1,968	$ 3,342	$ 3,232	$ 1,059	$ 856

Net assets:
Accumulation units	$ 1,968	$ 3,342	$ 3,232	$ 1,059	$ 856
Contracts in payout
(annuitization) period	-	-	-	-	-
Total net assets	$ 1,968	$ 3,342	$ 3,232	$ 1,059	$ 856

Accumulation units outstanding	168,617.348	270,366.592	234,548.795	66,036.226	51,185.904

Value per accumulation unit	$ 11.67	$ 12.36	$ 13.78	$ 16.04	$ 16.73

Total number of mutual fund shares	161,028	177,941	235,232	86,538	56,862

Cost of mutual fund shares	$ 1,727	$ 3,194	$ 2,946	$ 1,009	$ 750

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Assets and Liabilities

  December 31, 2004

  (Dollars in thousands, except for unit data)

	ING	ING
	JPMorgan	Oppenheimer	ING PIMCO	ING T. Rowe	ING Van
	Mid Cap	Global	Total	Price Growth	Kampen
	Value	Portfolio	Return	Equity	Comstock
Assets
Investments in mutual funds
at fair value	$ 2,712	$ 651	$ 1,381	$ 1,535	$ 2,136
Total assets	2,712	651	1,381	1,535	2,136
Net assets	$ 2,712	$ 651	$ 1,381	$ 1,535	$ 2,136

Net assets:
Accumulation units	$ 2,712	$ 651	$ 1,381	$ 1,535	$ 2,136
Contracts in payout
(annuitization) period	-	-	-	-	-
Total net assets	$ 2,712	$ 651	$ 1,381	$ 1,535	$ 2,136

Accumulation units outstanding	176,530.810	43,488.255	129,090.130	110,800.256	145,289.652

Value per accumulation unit	$ 15.36	$ 14.98	$ 10.70	$ 13.85	$ 14.70

Total number of mutual fund shares	194,653	50,895	125,569	30,809	173,216

Cost of mutual fund shares	$ 2,457	$ 572	$ 1,364	$ 1,387	$ 1,944

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Assets and Liabilities

  December 31, 2004

  (Dollars in thousands, except for unit data)

	ING VP	ING VP	ING VP	ING VP	ING VP
	Strategic	Strategic	Strategic	Natural	Global
	Allocation	Allocation	Allocation	Resources	Science &
	Balanced	Growth	Income	Trust	Technology
Assets
Investments in mutual funds
at fair value	$ 845	$ 197	$ 556	$ 945	$ 88
Total assets	845	197	556	945	88
Net assets	$ 845	$ 197	$ 556	$ 945	$ 88

Net assets:
Accumulation units	$ 845	$ 197	$ 556	$ 945	$ 88
Contracts in payout
(annuitization) period	-	-	-	-	-
Total net assets	$ 845	$ 197	$ 556	$ 945	$ 88

Accumulation units outstanding	66,100.298	14,629.157	46,527.348	79,443.283	8,272.330

Value per accumulation unit	$ 12.79	$ 13.48	$ 11.96	$ 11.89	$ 10.69

Total number of mutual fund shares	60,778	13,360	42,674	53,517	23,149

Cost of mutual fund shares	$ 804	$ 183	$ 531	$ 882	$ 83

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Assets and Liabilities

  December 31, 2004

  (Dollars in thousands, except for unit data)

	ING VP	ING VP	ING VP	ING VP	ING VP
	Index Plus	Index Plus	Index Plus	Disciplined	Financial
	LargeCap	MidCap	SmallCap	LargeCap	Services
Assets
Investments in mutual funds
at fair value	$ 1,134	$ 2,440	$ 1,809	$ 5,670	$ 38
Total assets	1,134	2,440	1,809	5,670	38
Net assets	$ 1,134	$ 2,440	$ 1,809	$ 5,670	$ 38

Net assets:
Accumulation units	$ 1,134	$ 2,440	$ 1,809	$ 5,670	$ 38
Contracts in payout
(annuitization) period	-	-	-	-	-
Total net assets	$ 1,134	$ 2,440	$ 1,809	$ 5,670	$ 38

Accumulation units outstanding	84,436.610	163,202.774	112,991.524	570,436.238	3,426.988

Value per accumulation unit	$ 13.43	$ 14.95	$ 16.01	$ 9.94	$ 11.11

Total number of mutual fund shares	76,517	134,355	110,372	1,403,499	3,442

Cost of mutual fund shares	$ 1,061	$ 2,204	$ 1,646	$ 5,361	$ 35

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Assets and Liabilities

  December 31, 2004

  (Dollars in thousands, except for unit data)

ING VP
	ING VP	ING VP	ING VP	Index Plus
	High Yield	International	Index Plus	MidCap	ING VP
	Bond	Value	MagnaCap	Opportunities	Real Estate
Assets
Investments in mutual funds
at fair value	$ 13,321	$ 25,772	$ 1,172	$ 38,521	$ 952
Total assets	13,321	25,772	1,172	38,521	952
Net assets	$ 13,321	$ 25,772	$ 1,172	$ 38,521	$ 952

Net assets:
Accumulation units	$ 13,321	$ 25,772	$ 1,172	$ 38,521	$ 952
Contracts in payout
(annuitization) period	-	-	-	-	-
Total net assets	$ 13,321	$ 25,772	$ 1,172	$ 38,521	$ 952

Accumulation units outstanding	1,330,817.253	1,365,791.458	124,565.681	5,981,476.468	68,660.752

Value per accumulation unit	$ 10.01	$ 18.87	$ 9.41	$ 6.44	$ 13.87

Total number of mutual fund shares	4,197,480	2,019,787	123,516	5,615,264	69,921

Cost of mutual fund shares	$ 13,091	$ 21,334	$ 939	$ 36,157	$ 877

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Assets and Liabilities

  December 31, 2004

  (Dollars in thousands, except for unit data)

ING VP
	Index Plus		Janus Aspen	Janus Aspen	Janus Aspen
	SmallCap	Janus Aspen	International	Mid Cap	Worldwide
	Opportunities	Growth	Growth	Growth	Growth
Assets
Investments in mutual funds
at fair value	$ 22,696	$ 28,025	$ 21,227	$ 34,112	$ 51,930
Total assets	22,696	28,025	21,227	34,112	51,930
Net assets	$ 22,696	$ 28,025	$ 21,227	$ 34,112	$ 51,930

Net assets:
Accumulation units	$ 22,696	$ 28,025	$ 21,227	$ 34,112	$ 51,926
Contracts in payout
(annuitization) period	-	-	-	-	4
Total net assets	$ 22,696	$ 28,025	$ 21,227	$ 34,112	$ 51,930

Accumulation units outstanding	1,080,774.525	2,401,441.674	1,485,432.293	2,350,961.753	4,363,533.888

Value per accumulation unit	$ 21.00	$ 11.67	$ 14.29	$ 14.51	$ 11.90

Total number of mutual fund shares	1,395,834	1,396,354	780,972	1,320,141	1,939,130

Cost of mutual fund shares	$ 15,852	$ 38,382	$ 16,897	$ 54,679	$ 44,150

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Assets and Liabilities

  December 31, 2004

  (Dollars in thousands, except for unit data)

	Neuberger		Neuberger
	Berman AMT	Neuberger	Berman AMT
	Limited	Berman AMT	Socially	OpCap	OpCap
	Maturity Bond	Partners	Responsive	Equity	Global Equity
Assets
Investments in mutual funds
at fair value	$ 12,146	$ 17,275	$ 2,904	$ 5,721	$ 5,205
Total assets	12,146	17,275	2,904	5,721	5,205
Net assets	$ 12,146	$ 17,275	$ 2,904	$ 5,721	$ 5,205

Net assets:
Accumulation units	$ 12,146	$ 17,275	$ 2,904	$ 5,721	$ 5,205
Contracts in payout
(annuitization) period	-	-	-	-	-
Total net assets	$ 12,146	$ 17,275	$ 2,904	$ 5,721	$ 5,205

Accumulation units outstanding	981,921.078	1,389,783.245	222,168.271	447,328.763	383,866.995

Value per accumulation unit	$ 12.37	$ 12.43	$ 13.07	$ 12.79	$ 13.56

Total number of mutual fund shares	947,454	942,959	207,558	158,926	330,911

Cost of mutual fund shares	$ 12,535	$ 14,717	$ 2,255	$ 4,819	$ 4,325

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Assets and Liabilities

  December 31, 2004

  (Dollars in thousands, except for unit data)

Pioneer
	OpCap	OpCap		High Yield	Wanger
	Managed	Small Cap	Real Return	VCT	Select
Assets
Investments in mutual funds
at fair value	$ 18,632	$ 30,151	$ 770	$ 1,926	$ 1,007
Total assets	18,632	30,151	770	1,926	1,007
Net assets	$ 18,632	$ 30,151	$ 770	$ 1,926	$ 1,007

Net assets:
Accumulation units	$ 18,632	$ 30,151	$ 770	$ 1,926	$ 1,007
Contracts in payout
(annuitization) period	-	-	-	-	-
Total net assets	$ 18,632	$ 30,151	$ 770	$ 1,926	$ 1,007

Accumulation units outstanding	1,550,120.268	1,774,660.503	71,539.790	180,999.866	88,349.853

Value per accumulation unit	$ 12.02	$ 16.99	$ 10.77	$ 10.64	$ 11.40

Total number of mutual fund shares	436,051	834,066	59,635	165,025	45,553

Cost of mutual fund shares	$ 16,704	$ 23,211	$ 779	$ 1,891	$ 940

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Assets and Liabilities

  December 31, 2004

  (Dollars in thousands, except for unit data)

Wanger
U.S. Small
Companies
Assets
Investments in mutual funds
at fair value	$ 421
Total assets	421
Net assets	$ 421

Net assets:
Accumulation units	$ 421
Contracts in payout
(annuitization) period	-
Total net assets	$ 421

Accumulation units outstanding	36,459.563

Value per accumulation unit	$ 11.56

Total number of mutual fund shares	13,436

Cost of mutual fund shares	$ 397

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Operations

  For the year ended December 31, 2004

  (Dollars in thousands)

	AIM VI		Alger	Alger	Alger
	Dent	Alger	American	American	American
	Demographic	American	Leveraged	MidCap	Small
	Trends	Growth	AllCap	Growth	Capitalization
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ -	$ -	$ -
Total investment income	-	-	-	-	-
Expenses:
Mortality, expense risk and other charges	94	719	461	542	195
Total expenses	94	719	461	542	195
Net investment income (loss)	(94)	(719)	(461)	(542)	(195)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(1,091)	(3,688)	(3,250)	(1,600)	645
Capital gains distributions	-	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	(1,091)	(3,688)	(3,250)	(1,600)	645
Net unrealized appreciation (depreciation)
of investments	1,638	6,197	5,715	6,162	1,385
Net increase (decrease) in net assets
resulting from operations	$ 453	$ 1,790	$ 2,004	$ 4,020	$ 1,835

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Operations

  For the year ended December 31, 2004

  (Dollars in thousands)

		Fidelity® VIP
	Fidelity® VIP	Asset		Fidelity® VIP
	Asset	ManagerSM	Fidelity® VIP	Equity-	Fidelity® VIP
	ManagerSM	Growth	Contrafund®	Income	Growth
Net investment income (loss)
Income:
Dividends	$ 61	$ 446	$ 259	$ 937	$ 133
Total investment income	61	446	259	937	133
Expenses:
Mortality, expense risk and other charges	29	269	1,093	870	704
Total expenses	29	269	1,093	870	704
Net investment income (loss)	32	177	(834)	67	(571)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(79)	(679)	78	(140)	(2,253)
Capital gains distributions	-	-	-	224	-
Total realized gain (loss) on investments
and capital gains distributions	(79)	(679)	78	84	(2,253)
Net unrealized appreciation (depreciation)
of investments	127	1,311	11,313	5,919	3,678
Net increase (decrease) in net assets
resulting from operations	$ 80	$ 809	$ 10,557	$ 6,070	$ 854

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Operations

  For the year ended December 31, 2004

  (Dollars in thousands)

	Fidelity® VIP		Fidelity® VIP	Fidelity® VIP
	Growth	Fidelity® VIP	Investment	Money	Fidelity® VIP
	Opportunities	Index 500	Grade Bond	Market	Overseas
Net investment income (loss)
Income:
Dividends	$ 12	$ 1,610	$ 1,044	$ 197	$ 13
Total investment income	12	1,610	1,044	197	13
Expenses:
Mortality, expense risk and other charges	32	1,722	354	234	14
Total expenses	32	1,722	354	234	14
Net investment income (loss)	(20)	(112)	690	(37)	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(117)	(1,281)	176	-	(58)
Capital gains distributions	-	-	751	-	-
Total realized gain (loss) on investments
and capital gains distributions	(117)	(1,281)	927	-	(58)
Net unrealized appreciation (depreciation)
of investments	264	12,114	(872)	-	174
Net increase (decrease) in net assets
resulting from operations	$ 127	$ 10,721	$ 745	$ (37)	$ 115

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Operations

  For the year ended December 31, 2004

  (Dollars in thousands)

				ING American
		ING MFS	ING T. Rowe	Century	ING Baron
	ING Julius	Total	Price Equity	Small Cap	Small Cap
	Baer Foreign	Return	Income	Value	Growth
Net investment income (loss)
Income:
Dividends	$ 2	$ 55	$ 26	$ 2	$ -
Total investment income	2	55	26	2	-
Expenses:
Mortality, expense risk and other charges	7	17	23	8	6
Total expenses	7	17	23	8	6
Net investment income (loss)	(5)	38	3	(6)	(6)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	21	10	33	14	38
Capital gains distributions	10	-	15	62	-
Total realized gain (loss) on investments
and capital gains distributions	31	10	48	76	38
Net unrealized appreciation (depreciation)
of investments	241	130	238	46	96
Net increase (decrease) in net assets
resulting from operations	$ 267	$ 178	$ 289	$ 116	$ 128

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Operations

  For the year ended December 31, 2004

  (Dollars in thousands)

	ING	ING
	JPMorgan	Oppenheimer	ING PIMCO	ING T. Rowe	ING Van
	Mid Cap	Global	Total	Price Growth	Kampen
	Value	Portfolio	Return	Equity	Comstock
Net investment income (loss)
Income:
Dividends	$ 7	$ -	$ -	$ 2	$ -
Total investment income	7	-	-	2	-
Expenses:
Mortality, expense risk and other charges	18	6	15	14	14
Total expenses	18	6	15	14	14
Net investment income (loss)	(11)	(6)	(15)	(12)	(14)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	17	8	(5)	26	15
Capital gains distributions	78	5	11	-	5
Total realized gain (loss) on investments
and capital gains distributions	95	13	6	26	20
Net unrealized appreciation (depreciation)
of investments	209	62	33	107	192
Net increase (decrease) in net assets
resulting from operations	$ 293	$ 69	$ 24	$ 121	$ 198

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Operations

  For the year ended December 31, 2004

  (Dollars in thousands)

	ING VP	ING VP	ING VP	ING VP	ING VP
	Strategic	Strategic	Strategic	Natural	Global
	Allocation	Allocation	Allocation	Resources	Science &
	Balanced	Growth	Income	Trust	Technology
Net investment income (loss)
Income:
Dividends	$ 6	$ 1	$ 19	$ -	$ -
Total investment income	6	1	19	-	-
Expenses:
Mortality, expense risk and other charges	8	2	10	3	-
Total expenses	8	2	10	3	-
Net investment income (loss)	(2)	(1)	9	(3)	-

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(14)	2	(5)	20	2
Capital gains distributions	-	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	(14)	2	(5)	20	2
Net unrealized appreciation (depreciation)
of investments	30	13	12	63	5
Net increase (decrease) in net assets
resulting from operations	$ 14	$ 14	$ 16	$ 80	$ 7

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Operations

  For the year ended December 31, 2004

  (Dollars in thousands)

	ING VP	ING VP	ING VP	ING VP	ING VP
	Index Plus	Index Plus	Index Plus	Disciplined	Financial
	LargeCap	MidCap	SmallCap	LargeCap	Services
Net investment income (loss)
Income:
Dividends	$ 8	$ 5	$ 2	$ 66	$ -
Total investment income	8	5	2	66	-
Expenses:
Mortality, expense risk and other charges	12	20	12	77	-
Total expenses	12	20	12	77	-
Net investment income (loss)	(4)	(15)	(10)	(11)	-

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	27	53	20	(333)	-
Capital gains distributions	-	-	3	-	-
Total realized gain (loss) on investments
and capital gains distributions	27	53	23	(333)	-
Net unrealized appreciation (depreciation)
of investments	49	200	144	902	3
Net increase (decrease) in net assets
resulting from operations	$ 72	$ 238	$ 157	$ 558	$ 3

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Operations

  For the year ended December 31, 2004

  (Dollars in thousands)

	ING VP	ING VP	ING VP	ING VP	ING VP
	Growth	Growth +	High Yield	International	Index Plus
	Opportunities	Value	Bond	Value	MagnaCap
Net investment income (loss)
Income:
Dividends	$ -	$ -	$ 542	$ 259	$ 18
Total investment income	-	-	542	259	18
Expenses:
Mortality, expense risk and other charges	7	147	121	274	16
Total expenses	7	147	121	274	16
Net investment income (loss)	(7)	(147)	421	(15)	2

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(39)	(32,520)	182	1,343	44
Capital gains distributions	-	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	(39)	(32,520)	182	1,343	44
Net unrealized appreciation (depreciation)
of investments	110	33,755	24	1,897	37
Net increase (decrease) in net assets
resulting from operations	$ 64	$ 1,088	$ 627	$ 3,225	$ 83

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Operations

  For the year ended December 31, 2004

  (Dollars in thousands)

	ING VP		ING VP
	Index Plus		Index Plus		Janus Aspen
	MidCap	ING VP	SmallCap	Janus Aspen	International
	Opportunities	Real Estate	Opportunities	Growth	Growth
Net investment income (loss)
Income:
Dividends	$ -	$ 10	$ -	$ 41	$ 176
Total investment income	-	10	-	41	176
Expenses:
Mortality, expense risk and other charges	368	3	306	406	266
Total expenses	368	3	306	406	266
Net investment income (loss)	(368)	7	(306)	(365)	(90)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(60)	8	632	(2,738)	1,783
Capital gains distributions	-	10	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	(60)	18	632	(2,738)	1,783
Net unrealized appreciation (depreciation)
of investments	2,353	75	1,402	3,828	1,392
Net increase (decrease) in net assets
resulting from operations	$ 1,925	$ 100	$ 1,728	$ 725	$ 3,085

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Operations

  For the year ended December 31, 2004

  (Dollars in thousands)

			Neuberger		Neuberger
	Janus Aspen	Janus Aspen	Berman AMT	Neuberger	Berman AMT
	Mid Cap	Worldwide	Limited	Berman AMT	Socially
	Growth	Growth	Maturity Bond	Partners	Responsive
Net investment income (loss)
Income:
Dividends	$ -	$ 527	$ 450	$ 2	$ -
Total investment income	-	527	450	2	-
Expenses:
Mortality, expense risk and other charges	445	739	180	218	35
Total expenses	445	739	180	218	35
Net investment income (loss)	(445)	(212)	270	(216)	(35)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(4,176)	647	6	(40)	36
Capital gains distributions	-	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	(4,176)	647	6	(40)	36
Net unrealized appreciation (depreciation)
of investments	10,231	1,079	(356)	2,848	297
Net increase (decrease) in net assets
resulting from operations	$ 5,610	$ 1,514	$ (80)	$ 2,592	$ 298

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Operations

  For the year ended December 31, 2004

  (Dollars in thousands)

	OpCap	OpCap	OpCap	OpCap
	Equity	Global Equity	Managed	Small Cap	Real Return
Net investment income (loss)
Income:
Dividends	$ 52	$ 21	$ 353	$ 12	$ 3
Total investment income	52	21	353	12	3
Expenses:
Mortality, expense risk and other charges	77	60	275	387	3
Total expenses	77	60	275	387	3
Net investment income (loss)	(25)	(39)	78	(375)	-

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	274	85	(153)	1,033	7
Capital gains distributions	-	-	-	-	21
Total realized gain (loss) on investments
and capital gains distributions	274	85	(153)	1,033	28
Net unrealized appreciation (depreciation)
of investments	327	445	1,681	3,494	(9)
Net increase (decrease) in net assets
resulting from operations	$ 576	$ 491	$ 1,606	$ 4,152	$ 19

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Operations

  For the year ended December 31, 2004

  (Dollars in thousands)

	Pioneer		Wanger
	High Yield	Wanger	U.S. Small
	VCT	Select	Companies
Net investment income (loss)
Income:
Dividends	$ 27	$ -	$ -
Total investment income	27	-	-
Expenses:
Mortality, expense risk and other charges	7	2	1
Total expenses	7	2	1
Net investment income (loss)	20	(2)	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	10	-	1
Capital gains distributions	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	10	-	1
Net unrealized appreciation (depreciation)
of investments	35	67	24
Net increase (decrease) in net assets
resulting from operations	$ 65	$ 65	$ 24

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Changes in Net Assets

  For the years ended December 31, 2004 and 2003

  (Dollars in thousands)

	AIM VI		Alger	Alger
	Dent	Alger	American	American
	Demographic	American	Leveraged	MidCap
	Trends	Growth	AllCap	Growth
Net assets at January 1, 2003	$ 3,129	$ 40,255	$ 26,713	$ 22,771

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(59)	(637)	(428)	(407)
Net realized gain (loss) on investments and
capital gains distributions	(1,024)	(3,110)	(5,014)	(6,228)
Net unrealized appreciation (depreciation) of investments	2,298	16,909	13,954	17,352
Net increase (decrease) in net assets from operations	1,215	13,162	8,512	10,717
Changes from principal transactions:
Net premium payments	354	4,446	3,650	3,645
Surrenders	(614)	(3,215)	(2,663)	(3,018)
Policy loans	(5)	(64)	(49)	(60)
Transfers between Divisions (including fixed account), net	2,302	(913)	(1,826)	4,247
Annuity payments	-	-	-	(1)
Death benefits	(19)	(77)	(89)	(62)
Transfers from (to) required reserves	-	-	(4)	3
Administrative charges	(6)	(87)	(65)	(46)
Loan collateral interest	1	35	26	16
Increase (decrease) in net assets derived from principal transactions	2,013	125	(1,020)	4,724
Total increase (decrease)	3,228	13,287	7,492	15,441
Net assets at December 31, 2003	6,357	53,542	34,205	38,212

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(94)	(719)	(461)	(542)
Net realized gain (loss) on investments and
capital gains distributions	(1,091)	(3,688)	(3,250)	(1,600)
Net unrealized appreciation (depreciation) of investments	1,638	6,197	5,715	6,162
Net increase (decrease) in net assets from operations	453	1,790	2,004	4,020
Changes from principal transactions:
Net premium payments	328	3,797	3,153	3,741
Surrenders	(1,198)	(5,391)	(2,750)	(3,502)
Policy loans	(1)	(56)	(23)	(75)
Transfers between Divisions (including fixed account), net	892	(3,186)	(3,803)	(2,702)
Annuity payments	-	-	-	-
Death benefits	(23)	(91)	(43)	(113)
Transfers from (to) required reserves	(13)	8	7	11
Administrative charges	(6)	(79)	(58)	(49)
Loan collateral interest	2	36	26	19
Increase (decrease) in net assets derived from principal transactions	(19)	(4,962)	(3,491)	(2,670)
Total increase (decrease)	434	(3,172)	(1,487)	1,350
Net assets at December 31, 2004	$ 6,791	$ 50,370	$ 32,718	$ 39,562

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Changes in Net Assets

  For the years ended December 31, 2004 and 2003

  (Dollars in thousands)

	Alger		Fidelity® VIP
	American	Fidelity® VIP	Asset
	Small	Asset	ManagerSM	Fidelity® VIP
	Capitalization	ManagerSM	Growth	Contrafund®
Net assets at January 1, 2003	$ 9,480	$ 2,725	$ 15,979	$ 54,623

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(160)	60	245	(591)
Net realized gain (loss) on investments and
capital gains distributions	(4,310)	(254)	(791)	(761)
Net unrealized appreciation (depreciation) of investments	8,286	549	3,954	16,518
Net increase (decrease) in net assets from operations	3,816	355	3,408	15,166
Changes from principal transactions:
Net premium payments	1,308	-	1,535	5,666
Surrenders	(1,138)	(603)	(1,343)	(6,183)
Policy loans	2	(10)	(44)	(40)
Transfers between Divisions (including fixed account), net	474	(178)	(163)	5,222
Annuity payments	-	-	-	-
Death benefits	(64)	(8)	(37)	(209)
Transfers from (to) required reserves	-	-	(5)	(6)
Administrative charges	(15)	(2)	(25)	(93)
Loan collateral interest	10	-	9	42
Increase (decrease) in net assets derived from principal transactions	577	(801)	(73)	4,399
Total increase (decrease)	4,393	(446)	3,335	19,565
Net assets at December 31, 2003	13,873	2,279	19,314	74,188

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(195)	32	177	(834)
Net realized gain (loss) on investments and
capital gains distributions	645	(79)	(679)	78
Net unrealized appreciation (depreciation) of investments	1,385	127	1,311	11,313
Net increase (decrease) in net assets from operations	1,835	80	809	10,557
Changes from principal transactions:
Net premium payments	1,114	-	1,262	6,042
Surrenders	(1,229)	(346)	(1,923)	(7,738)
Policy loans	(9)	(8)	(44)	(259)
Transfers between Divisions (including fixed account), net	(1,995)	(41)	(274)	5,015
Annuity payments	-	-	-	-
Death benefits	(18)	-	(67)	(129)
Transfers from (to) required reserves	1	-	1	8
Administrative charges	(16)	(2)	(23)	(91)
Loan collateral interest	11	-	11	45
Increase (decrease) in net assets derived from principal transactions	(2,141)	(397)	(1,057)	2,893
Total increase (decrease)	(306)	(317)	(248)	13,450
Net assets at December 31, 2004	$ 13,567	$ 1,962	$ 19,066	$ 87,638

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Changes in Net Assets

  For the years ended December 31, 2004 and 2003

  (Dollars in thousands)

	Fidelity® VIP		Fidelity® VIP
	Equity-	Fidelity® VIP	Growth	Fidelity® VIP
	Income	Growth	Opportunities	Index 500
Net assets at January 1, 2003	$ 39,755	$ 41,316	$ 1,546	$ 94,053

Increase (decrease) in net assets
Operations:
Net investment income (loss)	116	(508)	(14)	36
Net realized gain (loss) on investments and
capital gains distributions	(858)	(3,775)	(161)	(4,617)
Net unrealized appreciation (depreciation) of investments	13,377	16,595	677	29,604
Net increase (decrease) in net assets from operations	12,635	12,312	502	25,023
Changes from principal transactions:
Net premium payments	5,499	5,563	275	12,251
Surrenders	(5,044)	(4,304)	(217)	(7,282)
Policy loans	(114)	(133)	(15)	(392)
Transfers between Divisions (including fixed account), net	7,069	(2,638)	253	(354)
Annuity payments	(1)	-	-	-
Death benefits	(102)	(187)	(2)	(179)
Transfers from (to) required reserves	(2)	(1)	-	(13)
Administrative charges	(62)	(92)	(4)	(207)
Loan collateral interest	33	39	1	98
Increase (decrease) in net assets derived from principal transactions	7,276	(1,753)	291	3,922
Total increase (decrease)	19,911	10,559	793	28,945
Net assets at December 31, 2003	59,666	51,875	2,339	122,998

Increase (decrease) in net assets
Operations:
Net investment income (loss)	67	(571)	(20)	(112)
Net realized gain (loss) on investments and
capital gains distributions	84	(2,253)	(117)	(1,281)
Net unrealized appreciation (depreciation) of investments	5,919	3,678	264	12,114
Net increase (decrease) in net assets from operations	6,070	854	127	10,721
Changes from principal transactions:
Net premium payments	5,309	4,472	292	11,534
Surrenders	(6,331)	(4,916)	(218)	(12,207)
Policy loans	(164)	(101)	(6)	(340)
Transfers between Divisions (including fixed account), net	3,185	(2,719)	(125)	(2,180)
Annuity payments	-	-	-	-
Death benefits	(116)	(66)	(4)	(300)
Transfers from (to) required reserves	(1)	7	(1)	12
Administrative charges	(65)	(83)	(4)	(195)
Loan collateral interest	35	41	2	105
Increase (decrease) in net assets derived from principal transactions	1,852	(3,365)	(64)	(3,571)
Total increase (decrease)	7,922	(2,511)	63	7,150
Net assets at December 31, 2004	$ 67,588	$ 49,364	$ 2,402	$ 130,148

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Changes in Net Assets

  For the years ended December 31, 2004 and 2003

  (Dollars in thousands)

	Fidelity® VIP	Fidelity® VIP
	Investment	Money	Fidelity® VIP	ING Julius
	Grade Bond	Market	Overseas	Baer Foreign
Net assets at January 1, 2003	$ 25,056	$ 52,518	$ 906	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,032	(205)	(5)	-
Net realized gain (loss) on investments and
capital gains distributions	639	2	(99)	-
Net unrealized appreciation (depreciation) of investments	(683)	(2)	440	-
Net increase (decrease) in net assets from operations	988	(205)	336	-
Changes from principal transactions:
Net premium payments	3,994	48,021	1	-
Surrenders	(4,019)	(60,813)	(72)	-
Policy loans	(83)	(7)	(4)	-
Transfers between Divisions (including fixed account), net	(628)	(19,224)	(51)	-
Annuity payments	-	(23)	-	-
Death benefits	(46)	(283)	-	-
Transfers from (to) required reserves	1	26	(1)	-
Administrative charges	(27)	(19)	(2)	-
Loan collateral interest	9	17	-	-
Increase (decrease) in net assets derived from principal transactions	(799)	(32,305)	(129)	-
Total increase (decrease)	189	(32,510)	207	-
Net assets at December 31, 2003	25,245	20,008	1,113	-

Increase (decrease) in net assets
Operations:
Net investment income (loss)	690	(37)	(1)	(5)
Net realized gain (loss) on investments and
capital gains distributions	927	-	(58)	31
Net unrealized appreciation (depreciation) of investments	(872)	-	174	241
Net increase (decrease) in net assets from operations	745	(37)	115	267
Changes from principal transactions:
Net premium payments	2,956	27,795	-	69
Surrenders	(3,118)	(5,782)	(153)	(20)
Policy loans	(42)	43	(3)	6
Transfers between Divisions (including fixed account), net	(294)	(27,536)	(34)	1,645
Annuity payments	-	(24)	-	-
Death benefits	(63)	(128)	-	-
Transfers from (to) required reserves	(1)	(28)	-	1
Administrative charges	(24)	(17)	(2)	-
Loan collateral interest	11	17	-	-
Increase (decrease) in net assets derived from principal transactions	(575)	(5,660)	(192)	1,701
Total increase (decrease)	170	(5,697)	(77)	1,968
Net assets at December 31, 2004	$ 25,415	$ 14,311	$ 1,036	$ 1,968

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Changes in Net Assets

  For the years ended December 31, 2004 and 2003

  (Dollars in thousands)

			ING American
	ING MFS	ING T. Rowe	Century	ING Baron
	Total	Price Equity	Small Cap	Small Cap
	Return	Income	Value	Growth
Net assets at January 1, 2003	$ -	$ -	$ 1	$ 1

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	-	5	(3)
Net realized gain (loss) on investments and
capital gains distributions	-	1	27	85
Net unrealized appreciation (depreciation) of investments	18	48	4	10
Net increase (decrease) in net assets from operations	19	49	36	92
Changes from principal transactions:
Net premium payments	4	22	25	25
Surrenders	(9)	(5)	(4)	(4)
Policy loans	-	2	-	-
Transfers between Divisions (including fixed account), net	382	481	182	221
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers from (to) required reserves	-	-	-	(2)
Administrative charges	-	-	-	-
Loan collateral interest	-	-	-	-
Increase (decrease) in net assets derived from principal transactions	377	500	203	240
Total increase (decrease)	396	549	239	332
Net assets at December 31, 2003	396	549	240	333

Increase (decrease) in net assets
Operations:
Net investment income (loss)	38	3	(6)	(6)
Net realized gain (loss) on investments and
capital gains distributions	10	48	76	38
Net unrealized appreciation (depreciation) of investments	130	238	46	96
Net increase (decrease) in net assets from operations	178	289	116	128
Changes from principal transactions:
Net premium payments	149	277	117	119
Surrenders	(125)	(204)	(77)	(28)
Policy loans	(10)	1	(4)	(1)
Transfers between Divisions (including fixed account), net	2,755	2,322	667	305
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers from (to) required reserves	-	(1)	-	-
Administrative charges	(1)	(1)	-	-
Loan collateral interest	-	-	-	-
Increase (decrease) in net assets derived from principal transactions	2,768	2,394	703	395
Total increase (decrease)	2,946	2,683	819	523
Net assets at December 31, 2004	$ 3,342	$ 3,232	$ 1,059	$ 856

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Changes in Net Assets

  For the years ended December 31, 2004 and 2003

  (Dollars in thousands)

	ING	ING
	JPMorgan	Oppenheimer	ING PIMCO	ING T. Rowe
	Mid Cap	Global	Total	Price Growth
	Value	Portfolio	Return	Equity
Net assets at January 1, 2003	$ -	$ -	$ -	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5	(2)	18	(3)
Net realized gain (loss) on investments and
capital gains distributions	4	35	(5)	3
Net unrealized appreciation (depreciation) of investments	46	17	(16)	41
Net increase (decrease) in net assets from operations	55	50	(3)	41
Changes from principal transactions:
Net premium payments	77	58	361	66
Surrenders	(5)	(546)	(157)	(4)
Policy loans	(3)	-	(8)	(1)
Transfers between Divisions (including fixed account), net	485	705	480	431
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers from (to) required reserves	-	(3)	-	-
Administrative charges	-	-	-	-
Loan collateral interest	-	-	-	-
Increase (decrease) in net assets derived from principal transactions	554	214	676	492
Total increase (decrease)	609	264	673	533
Net assets at December 31, 2003	609	264	673	533

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(11)	(6)	(15)	(12)
Net realized gain (loss) on investments and
capital gains distributions	95	13	6	26
Net unrealized appreciation (depreciation) of investments	209	62	33	107
Net increase (decrease) in net assets from operations	293	69	24	121
Changes from principal transactions:
Net premium payments	441	177	286	383
Surrenders	(78)	(16)	(81)	(76)
Policy loans	(5)	(8)	(1)	(5)
Transfers between Divisions (including fixed account), net	1,453	166	481	581
Annuity payments	-	-	-	-
Death benefits	(1)	-	-	-
Transfers from (to) required reserves	-	-	-	(1)
Administrative charges	(1)	(1)	(1)	(1)
Loan collateral interest	1	-	-	-
Increase (decrease) in net assets derived from principal transactions	1,810	318	684	881
Total increase (decrease)	2,103	387	708	1,002
Net assets at December 31, 2004	$ 2,712	$ 651	$ 1,381	$ 1,535

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Changes in Net Assets

  For the years ended December 31, 2004 and 2003

  (Dollars in thousands)

		ING VP	ING VP	ING VP
	ING Van	Strategic	Strategic	Strategic
	Kampen	Allocation	Allocation	Allocation
	Comstock	Balanced	Growth	Income
Net assets at January 1, 2003	$ 1	$ -	$ -	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	1	-	6
Net realized gain (loss) on investments and
capital gains distributions	51	8	-	(4)
Net unrealized appreciation (depreciation) of investments	-	11	1	13
Net increase (decrease) in net assets from operations	59	20	1	15
Changes from principal transactions:
Net premium payments	89	9	26	83
Surrenders	(6)	(1)	-	(8)
Policy loans	-	-	(2)	1
Transfers between Divisions (including fixed account), net	299	129	2	135
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers from (to) required reserves	-	-	-	2
Administrative charges	-	-	-	-
Loan collateral interest	-	-	-	-
Increase (decrease) in net assets derived from principal transactions	382	137	26	213
Total increase (decrease)	441	157	27	228
Net assets at December 31, 2003	442	157	27	228

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(14)	(2)	(1)	9
Net realized gain (loss) on investments and
capital gains distributions	20	(14)	2	(5)
Net unrealized appreciation (depreciation) of investments	192	30	13	12
Net increase (decrease) in net assets from operations	198	14	14	16
Changes from principal transactions:
Net premium payments	489	116	38	203
Surrenders	(74)	(35)	-	(30)
Policy loans	1	(6)	(6)	-
Transfers between Divisions (including fixed account), net	1,081	599	124	141
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers from (to) required reserves	-	-	-	(2)
Administrative charges	(1)	-	-	-
Loan collateral interest	-	-	-	-
Increase (decrease) in net assets derived from principal transactions	1,496	674	156	312
Total increase (decrease)	1,694	688	170	328
Net assets at December 31, 2004	$ 2,136	$ 845	$ 197	$ 556

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Changes in Net Assets

  For the years ended December 31, 2004 and 2003

  (Dollars in thousands)

	ING VP	ING VP
	Natural	Global	ING VP	ING VP
	Resources	Science &	Index Plus	Index Plus
	Trust	Technology	LargeCap	MidCap
Net assets at January 1, 2003	$ -	$ -	$ -	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	-	(1)	(2)
Net realized gain (loss) on investments and
capital gains distributions	-	-	3	5
Net unrealized appreciation (depreciation) of investments	-	-	24	36
Net increase (decrease) in net assets from operations	-	-	26	39
Changes from principal transactions:
Net premium payments	-	-	85	73
Surrenders	-	-	(2)	(2)
Policy loans	-	-	1	1
Transfers between Divisions (including fixed account), net	-	-	191	395
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers from (to) required reserves	-	-	(2)	(1)
Administrative charges	-	-	-	-
Loan collateral interest	-	-	-	-
Increase (decrease) in net assets derived from principal transactions	-	-	273	466
Total increase (decrease)	-	-	299	505
Net assets at December 31, 2003	-	-	299	505

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(3)	-	(4)	(15)
Net realized gain (loss) on investments and
capital gains distributions	20	2	27	53
Net unrealized appreciation (depreciation) of investments	63	5	49	200
Net increase (decrease) in net assets from operations	80	7	72	238
Changes from principal transactions:
Net premium payments	14	3	240	652
Surrenders	(6)	-	(15)	(46)
Policy loans	(10)	-	1	2
Transfers between Divisions (including fixed account), net	859	78	538	1,089
Annuity payments	-	-	-	-
Death benefits	-	-	-	-
Transfers from (to) required reserves	8	-	-	-
Administrative charges	-	-	(1)	(1)
Loan collateral interest	-	-	-	1
Increase (decrease) in net assets derived from principal transactions	865	81	763	1,697
Total increase (decrease)	945	88	835	1,935
Net assets at December 31, 2004	$ 945	$ 88	$ 1,134	$ 2,440

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Changes in Net Assets

  For the years ended December 31, 2004 and 2003

  (Dollars in thousands)

	ING VP	ING VP	ING VP	ING VP
	Index Plus	Disciplined	Financial	Growth
	SmallCap	LargeCap	Services	Opportunities
Net assets at January 1, 2003	$ -	$ 3,616	$ -	$ 1,339

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	(21)	-	(20)
Net realized gain (loss) on investments and
capital gains distributions	17	(471)	-	(446)
Net unrealized appreciation (depreciation) of investments	19	1,337	-	886
Net increase (decrease) in net assets from operations	35	845	-	420
Changes from principal transactions:
Net premium payments	55	175	-	204
Surrenders	(1)	(491)	-	(259)
Policy loans	-	(2)	-	(6)
Transfers between Divisions (including fixed account), net	186	1,046	-	(67)
Annuity payments	-	-	-	-
Death benefits	-	(22)	-	-
Transfers from (to) required reserves	(4)	3	-	-
Administrative charges	-	(4)	-	(2)
Loan collateral interest	-	1	-	1
Increase (decrease) in net assets derived from principal transactions	236	706	-	(129)
Total increase (decrease)	271	1,551	-	291
Net assets at December 31, 2003	271	5,167	-	1,630

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(10)	(11)	-	(7)
Net realized gain (loss) on investments and
capital gains distributions	23	(333)	-	(39)
Net unrealized appreciation (depreciation) of investments	144	902	3	110
Net increase (decrease) in net assets from operations	157	558	3	64
Changes from principal transactions:
Net premium payments	302	152	22	62
Surrenders	(28)	(1,153)	-	(32)
Policy loans	3	7	-	2
Transfers between Divisions (including fixed account), net	1,104	951	13	(1,723)
Annuity payments	-	-	-	-
Death benefits	-	(7)	-	-
Transfers from (to) required reserves	-	(3)	-	(3)
Administrative charges	(1)	(3)	-	-
Loan collateral interest	1	1	-	-
Increase (decrease) in net assets derived from principal transactions	1,381	(55)	35	(1,694)
Total increase (decrease)	1,538	503	38	(1,630)
Net assets at December 31, 2004	$ 1,809	$ 5,670	$ 38	$ -

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Changes in Net Assets

  For the years ended December 31, 2004 and 2003

  (Dollars in thousands)

	ING VP	ING VP	ING VP	ING VP
	Growth +	High Yield	International	Index Plus
	Value	Bond	Value	MagnaCap
Net assets at January 1, 2003	$ 28,808	$ 4,422	$ 10,693	$ 1,511

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(433)	511	-	(4)
Net realized gain (loss) on investments and
capital gains distributions	(8,048)	312	1,734	(227)
Net unrealized appreciation (depreciation) of investments	17,988	562	2,611	456
Net increase (decrease) in net assets from operations	9,507	1,385	4,345	225
Changes from principal transactions:
Net premium payments	3,506	1,057	1,303	165
Surrenders	(3,022)	(963)	(1,803)	(74)
Policy loans	(50)	(37)	7	(8)
Transfers between Divisions (including fixed account), net	(3,407)	7,333	3,208	(690)
Annuity payments	-	-	-	-
Death benefits	(81)	(5)	(43)	-
Transfers from (to) required reserves	(4)	19	41	2
Administrative charges	(64)	(3)	(13)	(1)
Loan collateral interest	26	2	4	-
Increase (decrease) in net assets derived from principal transactions	(3,096)	7,403	2,704	(606)
Total increase (decrease)	6,411	8,788	7,049	(381)
Net assets at December 31, 2003	35,219	13,210	17,742	1,130

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(147)	421	(15)	2
Net realized gain (loss) on investments and
capital gains distributions	(32,520)	182	1,343	44
Net unrealized appreciation (depreciation) of investments	33,755	24	1,897	37
Net increase (decrease) in net assets from operations	1,088	627	3,225	83
Changes from principal transactions:
Net premium payments	915	720	1,775	133
Surrenders	(916)	(1,077)	(1,906)	(132)
Policy loans	(4)	(31)	(32)	(5)
Transfers between Divisions (including fixed account), net	(36,281)	(161)	4,991	(37)
Annuity payments	-	-	-	-
Death benefits	(9)	(4)	(13)	-
Transfers from (to) required reserves	(3)	39	1	-
Administrative charges	(16)	(5)	(16)	(1)
Loan collateral interest	7	3	5	1
Increase (decrease) in net assets derived from principal transactions	(36,307)	(516)	4,805	(41)
Total increase (decrease)	(35,219)	111	8,030	42
Net assets at December 31, 2004	$ -	$ 13,321	$ 25,772	$ 1,172

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Changes in Net Assets

  For the years ended December 31, 2004 and 2003

  (Dollars in thousands)

	ING VP		ING VP
	Index Plus		Index Plus
	MidCap	ING VP	SmallCap	Janus Aspen
	Opportunities	Real Estate	Opportunities	Growth
Net assets at January 1, 2003	$ 1,024	$ -	$ 21,178	$ 26,596

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(18)	-	(297)	(370)
Net realized gain (loss) on investments and
capital gains distributions	(139)	-	(25,176)	(3,689)
Net unrealized appreciation (depreciation) of investments	541	-	31,970	11,594
Net increase (decrease) in net assets from operations	384	-	6,497	7,535
Changes from principal transactions:
Net premium payments	209	-	2,941	3,556
Surrenders	(143)	-	(2,379)	(2,606)
Policy loans	-	-	(27)	(56)
Transfers between Divisions (including fixed account), net	198	-	(4,693)	(3,682)
Annuity payments	-	-	-	-
Death benefits	-	-	(33)	(55)
Transfers from (to) required reserves	(2)	-	1	2
Administrative charges	(2)	-	(40)	(62)
Loan collateral interest	1	-	12	24
Increase (decrease) in net assets derived from principal transactions	261	-	(4,218)	(2,879)
Total increase (decrease)	645	-	2,279	4,656
Net assets at December 31, 2003	1,669	-	23,457	31,252

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(368)	7	(306)	(365)
Net realized gain (loss) on investments and
capital gains distributions	(60)	18	632	(2,738)
Net unrealized appreciation (depreciation) of investments	2,353	75	1,402	3,828
Net increase (decrease) in net assets from operations	1,925	100	1,728	725
Changes from principal transactions:
Net premium payments	2,297	42	2,126	2,669
Surrenders	(2,646)	(22)	(1,998)	(2,830)
Policy loans	(13)	-	(33)	(36)
Transfers between Divisions (including fixed account), net	35,328	830	(2,540)	(3,670)
Annuity payments	-	-	-	-
Death benefits	(19)	-	(25)	(57)
Transfers from (to) required reserves	4	2	4	1
Administrative charges	(46)	-	(36)	(52)
Loan collateral interest	22	-	13	23
Increase (decrease) in net assets derived from principal transactions	34,927	852	(2,489)	(3,952)
Total increase (decrease)	36,852	952	(761)	(3,227)
Net assets at December 31, 2004	$ 38,521	$ 952	$ 22,696	$ 28,025

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Changes in Net Assets

  For the years ended December 31, 2004 and 2003

  (Dollars in thousands)

				Neuberger
	Janus Aspen	Janus Aspen	Janus Aspen	Berman AMT
	International	Mid Cap	Worldwide	Limited
	Growth	Growth	Growth	Maturity Bond
Net assets at January 1, 2003	$ 13,930	$ 24,050	$ 51,116	$ 15,582

Increase (decrease) in net assets
Operations:
Net investment income (loss)	122	(380)	(138)	441
Net realized gain (loss) on investments and
capital gains distributions	5,309	(6,705)	3,754	200
Net unrealized appreciation (depreciation) of investments	3,204	14,961	7,984	(479)
Net increase (decrease) in net assets from operations	8,635	7,876	11,600	162
Changes from principal transactions:
Net premium payments	1,819	4,340	5,811	1,552
Surrenders	(1,885)	(2,716)	(4,180)	(1,871)
Policy loans	(11)	(147)	(93)	(36)
Transfers between Divisions (including fixed account), net	(4,503)	(2,180)	(7,923)	(1,698)
Annuity payments	-	-	(1)	-
Death benefits	(12)	(65)	(184)	(47)
Transfers from (to) required reserves	67	12	17	1
Administrative charges	(25)	(79)	(99)	(13)
Loan collateral interest	10	23	44	5
Increase (decrease) in net assets derived from principal transactions	(4,540)	(812)	(6,608)	(2,107)
Total increase (decrease)	4,095	7,064	4,992	(1,945)
Net assets at December 31, 2003	18,025	31,114	56,108	13,637

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(90)	(445)	(212)	270
Net realized gain (loss) on investments and
capital gains distributions	1,783	(4,176)	647	6
Net unrealized appreciation (depreciation) of investments	1,392	10,231	1,079	(356)
Net increase (decrease) in net assets from operations	3,085	5,610	1,514	(80)
Changes from principal transactions:
Net premium payments	1,659	3,258	4,619	1,202
Surrenders	(1,840)	(2,880)	(4,996)	(1,848)
Policy loans	(70)	(139)	(124)	(31)
Transfers between Divisions (including fixed account), net	405	(2,743)	(5,062)	(692)
Annuity payments	-	-	-	-
Death benefits	(25)	(62)	(95)	(35)
Transfers from (to) required reserves	2	2	10	-
Administrative charges	(24)	(73)	(88)	(13)
Loan collateral interest	10	25	44	6
Increase (decrease) in net assets derived from principal transactions	117	(2,612)	(5,692)	(1,411)
Total increase (decrease)	3,202	2,998	(4,178)	(1,491)
Net assets at December 31, 2004	$ 21,227	$ 34,112	$ 51,930	$ 12,146

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Changes in Net Assets

  For the years ended December 31, 2004 and 2003

  (Dollars in thousands)

		Neuberger
	Neuberger	Berman AMT
	Berman AMT	Socially	OpCap	OpCap
	Partners	Responsive	Equity	Global Equity
Net assets at January 1, 2003	$ 10,137	$ 1,231	$ 3,813	$ 1,785

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(165)	(23)	(11)	(40)
Net realized gain (loss) on investments and
capital gains distributions	(521)	(11)	1	906
Net unrealized appreciation (depreciation) of investments	4,052	488	1,070	434
Net increase (decrease) in net assets from operations	3,366	454	1,060	1,300
Changes from principal transactions:
Net premium payments	1,151	317	634	371
Surrenders	(1,208)	(97)	(336)	(735)
Policy loans	(34)	(6)	(1)	(13)
Transfers between Divisions (including fixed account), net	1,205	325	958	1,003
Annuity payments	-	-	-	-
Death benefits	(2)	-	(1)	-
Transfers from (to) required reserves	-	-	(2)	7
Administrative charges	(19)	(3)	(8)	(3)
Loan collateral interest	9	1	4	1
Increase (decrease) in net assets derived from principal transactions	1,102	537	1,248	631
Total increase (decrease)	4,468	991	2,308	1,931
Net assets at December 31, 2003	14,605	2,222	6,121	3,716

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(216)	(35)	(25)	(39)
Net realized gain (loss) on investments and
capital gains distributions	(40)	36	274	85
Net unrealized appreciation (depreciation) of investments	2,848	297	327	445
Net increase (decrease) in net assets from operations	2,592	298	576	491
Changes from principal transactions:
Net premium payments	1,246	389	578	541
Surrenders	(2,105)	(138)	(524)	(432)
Policy loans	(23)	(23)	(26)	(13)
Transfers between Divisions (including fixed account), net	980	159	(990)	919
Annuity payments	-	-	-	-
Death benefits	(9)	-	(10)	(14)
Transfers from (to) required reserves	(3)	-	-	-
Administrative charges	(18)	(4)	(8)	(5)
Loan collateral interest	10	1	4	2
Increase (decrease) in net assets derived from principal transactions	78	384	(976)	998
Total increase (decrease)	2,670	682	(400)	1,489
Net assets at December 31, 2004	$ 17,275	$ 2,904	$ 5,721	$ 5,205

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Changes in Net Assets

  For the years ended December 31, 2004 and 2003

  (Dollars in thousands)

				Pioneer
	OpCap	OpCap		High Yield
	Managed	Small Cap	Real Return	VCT
Net assets at January 1, 2003	$ 15,916	$ 13,832	$ -	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	57	(251)	-	-
Net realized gain (loss) on investments and
capital gains distributions	(606)	350	-	-
Net unrealized appreciation (depreciation) of investments	3,851	6,268	-	-
Net increase (decrease) in net assets from operations	3,302	6,367	-	-
Changes from principal transactions:
Net premium payments	1,670	2,298	-	-
Surrenders	(1,450)	(1,576)	-	-
Policy loans	(81)	(78)	-	-
Transfers between Divisions (including fixed account), net	4,665	4,644	-	-
Annuity payments	-	-	-	-
Death benefits	(6)	(23)	-	-
Transfers from (to) required reserves	-	5	-	-
Administrative charges	(26)	(27)	-	-
Loan collateral interest	9	8	-	-
Increase (decrease) in net assets derived from principal transactions	4,781	5,251	-	-
Total increase (decrease)	8,083	11,618	-	-
Net assets at December 31, 2003	23,999	25,450	-	-

Increase (decrease) in net assets
Operations:
Net investment income (loss)	78	(375)	-	20
Net realized gain (loss) on investments and
capital gains distributions	(153)	1,033	28	10
Net unrealized appreciation (depreciation) of investments	1,681	3,494	(9)	35
Net increase (decrease) in net assets from operations	1,606	4,152	19	65
Changes from principal transactions:
Net premium payments	1,444	2,560	18	30
Surrenders	(2,158)	(2,590)	(19)	(17)
Policy loans	(52)	(99)	-	-
Transfers between Divisions (including fixed account), net	(6,128)	785	752	1,848
Annuity payments	-	-	-	-
Death benefits	(80)	(86)	-	-
Transfers from (to) required reserves	13	(3)	-	-
Administrative charges	(24)	(29)	-	-
Loan collateral interest	12	11	-	-
Increase (decrease) in net assets derived from principal transactions	(6,973)	549	751	1,861
Total increase (decrease)	(5,367)	4,701	770	1,926
Net assets at December 31, 2004	$ 18,632	$ 30,151	$ 770	$ 1,926

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Statements of Changes in Net Assets

  For the years ended December 31, 2004 and 2003

  (Dollars in thousands)

Wanger
	Wanger	U.S. Small
	Select	Companies
Net assets at January 1, 2003	$ -	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	-
Net realized gain (loss) on investments and capital gains distributions	-	-
Net unrealized appreciation (depreciation) of investments	-	-
Net increase (decrease) in net assets from operations	-	-
Changes from principal transactions:
Net premium payments	-	-
Surrenders	-	-
Policy loans	-	-
Transfers between Divisions (including fixed account), net	-	-
Annuity payments	-	-
Death benefits	-	-
Transfers from (to) required reserves	-	-
Administrative charges	-	-
Loan collateral interest	-	-
Increase (decrease) in net assets derived from principal transactions	-	-
Total increase (decrease)	-	-
Net assets at December 31, 2003	-	-

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	(1)
Net realized gain (loss) on investments and capital gains distributions	-	1
Net unrealized appreciation (depreciation) of investments	67	24
Net increase (decrease) in net assets from operations	65	24
Changes from principal transactions:
Net premium payments	15	6
Surrenders	(8)	(1)
Policy loans	-	-
Transfers between Divisions (including fixed account), net	935	392
Annuity payments	-	-
Death benefits	-	-
Transfers from (to) required reserves	-	-
Administrative charges	-	-
Loan collateral interest	-	-
Increase (decrease) in net assets derived from principal transactions	942	397
Total increase (decrease)	1,007	421
Net assets at December 31, 2004	$ 1,007	$ 421

  The accompanying notes are an integral part of these financial statements.

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Notes to Financial Statements

    Organization

    ReliaStar Life Insurance Company Separate Account N (the "Account"), formerly Northern Life Separate Account One, was established by Northern Life Insurance Company ("Northern Life") to support the operations of variable annuity contracts ("Contracts"). In 2002, Northern Life merged with ReliaStar Life Insurance Company ("ReliaStar Life" or the "Company"). The Company is an indirect wholly owned subsidiary ING America Insurance Holding Inc. ("ING AIH"). ING AIH is a subsidiary of ING Groep, N.V., a global financial services holding company based in The Netherlands.

    The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. ReliaStar Life provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to one or more divisions within the Account or a fixed account, which is not part of the Account, as directed by the Contractowners. The portion of the Account's assets applicable to Contracts will not be charged with liabilities arising out of any other business ReliaStar Life may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of ReliaStar Life. The assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of ReliaStar Life.

    At December 31, 2004, the Account had 56 investment divisions (the "Divisions"), 31 of which invest in independently managed mutual funds and 25 of which invest in mutual funds advised by affiliates, either ING Investments, LLC or ING Life Insurance and Annuity Company. The assets in each Division are invested in shares of a designated mutual fund ("Fund") of various investment trusts (the "Trusts"). Investment Divisions at December 31, 2004, and related Trusts are as follows:

    AIM Variable Insurance Funds:

    AIM VI Dent Demographic Trends Fund - Series I Shares

    The Alger American Fund:

    Alger American Growth Portfolio - Class O Shares

    Alger American Leveraged AllCap Portfolio - Class O Shares

    Alger American MidCap Growth Portfolio - Class O Shares

    Alger American Small Capitalization Portfolio - Class O Shares

    Fidelity® Variable Insurance Products Fund:

    Fidelity® VIP Asset ManagerSM Portfolio - Initial Class

    Fidelity® VIP Asset ManagerSM Growth Portfolio - Initial Class

    Fidelity® VIP Contrafund® Portfolio - Initial Class

    Fidelity® Variable Insurance Products Fund (continued):

    Fidelity® VIP Equity-Income Portfolio - Initial Class

    Fidelity® VIP Growth Portfolio - Initial Class

    Fidelity® VIP Growth Opportunities Portfolio - Initial Class

    Fidelity® VIP Index 500 Portfolio - Initial Class

    Fidelity® VIP Investment Grade Bond Portfolio - Initial Class

    Fidelity® VIP Money Market Portfolio - Initial Class

    Fidelity® VIP Overseas Portfolio - Initial Class

    ING Investors Trust:

    ING Julius Baer Foreign**

    ING MFS Total Return Portfolio - Service Class*

    ING T. Rowe Price Equity Income Portfolio - Service Class*

    RELIASTAR LIFE INSURANCE COMPANY

    SEPARATE ACCOUNT N

    Notes to Financial Statements

    ING Partners, Inc.:

    ING American Century Small Cap Value Portfolio - Initial Class

    ING Baron Small Cap Growth Portfolio - Initial Class

    ING JPMorgan Mid Cap Value Portfolio - Initial Class

    ING Oppenheimer Global Portfolio - Initial Class*

    ING PIMCO Total Return Portfolio - Initial Class*

    ING T. Rowe Price Growth Equity Portfolio - Initial Class*

    ING Van Kampen Comstock Portfolio - Initial Class

    ING Strategic Allocations Portfolios, Inc.:

    ING VP Strategic Allocation Balanced Portfolio - Class I*

    ING VP Strategic Allocation Growth Portfolio - Class I*

    ING VP Strategic Allocation Income Portfolio - Class I*

    ING VP Natural Resources Trust**

    ING Variable Portfolios, Inc.:

    ING VP Global Science and Technology Portfolio - Class I**

    ING VP Index Plus LargeCap Portfolio - Class I*

    ING VP Index Plus MidCap Portfolio - Class I*

    ING VP Index Plus SmallCap Portfolio - Class I*

    ING Variable Products Trust:

    ING VP Disciplined LargeCap Portfolio - Class I

    ING VP Financial Services Portfolio - Class I**

    ING VP High Yield Bond Portfolio - Class I

    ING VP International Value Portfolio - Class I

    ING VP Index Plus MagnaCap Portfolio - Class I

    ING VP Index Plus MidCap Opportunities Portfolio - Class I

    ING VP Real Estate Portfolio - Class I**

    ING VP Index Plus SmallCap Opportunities Portfolio - Class I

    Janus Aspen Series:

    Janus Aspen Growth Portfolio - Institutional Shares

    Janus Aspen International Growth Portfolio - Institutional Shares

    Janus Aspen Mid Cap Growth Portfolio - Institutional Shares

    Janus Aspen Worldwide Growth Portfolio - Institutional Shares

    Neuberger Berman Advisers Management Trust:

    Neuberger Berman AMT Limited Maturity Bond Portfolio - Class I

    Neuberger Berman AMT Partners Portfolio - Class I

    Neuberger Berman AMT Socially Responsive Portfolio - Class I

    PIMCO Advisors VIT:

    OpCap Equity Portfolio

    OpCap Global Equity Portfolio

    OpCap Managed Portfolio

    OpCap Small Cap Portfolio

    Real Return Portfolio - Administrative Class**

    Pioneer Variable Contracts Trust:

    Pioneer High Yield VCT Portfolio - Administrative Class**

    Wanger Advisors Trust:

    Wanger Select**

    Wanger U.S. Small Companies**

    * Division added in 2003

    ** Division added in 2004

    RELIASTAR LIFE INSURANCE COMPANY

    SEPARATE ACCOUNT N

    Notes to Financial Statements

    The names of certain Divisions and Trusts were changed during 2004. The following is a summary of current and former names for those Divisions and Trusts:

Current Name	Former Name
ING Partners, Inc.:	ING Partners, Inc.:
ING Oppenheimer Global Portfolio - Initial Class	ING MFS Global Growth Portfolio - Initial Class
ING Strategic Allocations Portfolios, Inc.:	ING Strategic Allocations Portfolios, Inc.:
ING VP Strategic Allocation Balanced Portfolio - Class I	ING VP Strategic Allocation Balanced Portfolio - Class R
ING VP Strategic Allocation Growth Portfolio - Class I	ING VP Strategic Allocation Growth Portfolio - Class R
ING VP Strategic Allocation Income Portfolio - Class I	ING VP Strategic Allocation Income Portfolio - Class R
ING Variable Portfolios, Inc.:	ING Variable Portfolios, Inc.:
ING VP Index Plus LargeCap Portfolio - Class I	ING VP Index Plus LargeCap Portfolio - Class R
ING VP Index Plus MidCap Portfolio - Class I	ING VP Index Plus MidCap Portfolio - Class R
ING VP Index Plus SmallCap Portfolio - Class I	ING VP Index Plus SmallCap Portfolio - Class R
ING Variable Products Trust:	ING Variable Products Trust:
ING VP Disciplined LargeCap Portfolio - Class I	ING VP Disciplined LargeCap Portfolio - Class R
ING VP Growth + Value Portfolio - Class I	ING VP Growth + Value Portfolio - Class R
ING VP High Yield Bond Portfolio - Class I	ING VP High Yield Bond Portfolio - Class R
ING VP International Value Portfolio - Class I	ING VP International Value Portfolio - Class R
ING VP Index Plus MagnaCap Portfolio - Class I	ING VP MagnaCap Portfolio - Class R
ING VP Index Plus MidCap Opportunities Portfolio -	ING VP MidCap Opportunities Portfolio - Class R
Class I
ING VP Index Plus SmallCap Opportunities Portfolio -	ING VP SmallCap Opportunities Portfolio - Class R
Class I
PIMCO Advisors VIT	PIMCO Accumulation Trust

    During 2004, the following Divisions were closed to Contractowners:

ING VP Growth Opportunities Portfolio - Class I ING VP Growth + Value Portfolio - Class I

    Significant Accounting Policies

    The following is a summary of the significant accounting policies of the Account:

    Use of Estimates

    The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

    RELIASTAR LIFE INSURANCE COMPANY

    SEPARATE ACCOUNT N

    Notes to Financial Statements

    Investments

    Investments are made in shares of a Fund and are recorded at fair value, determined by the net asset value per share of the respective Fund. Investment transactions in each Fund are recorded on the trade date. Distributions of net investment income and capital gains from each Fund are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Fund are determined on a first-in first-out basis. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

    Federal Income Taxes

    Operations of the Account form a part of, and are taxed with, the total operations of ReliaStar Life, which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Contractowners are excluded in the determination of the federal income tax liability of ReliaStar Life.

    Variable Annuity Reserves

    Prior to the annuity date, the Contracts are redeemable for the net cash surrender value of the Contracts. The annuity reserves are equal to the aggregate account values of the Contractowners invested in the Account Divisions. Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 3.5% unless the Contractowner elects otherwise, in which case the rate may vary from 3.5% to 7.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by ReliaStar Life and may result in additional amounts being transferred into the Account by ReliaStar Life to cover greater longevity of Contractowners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to ReliaStar Life.

    Transfers

    Transfers from (to) required reserves on the Statement of Changes in Net Assets relate to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by ReliaStar Life), Contractowner transfers between ReliaStar Life and the Divisions, and other Contractowner activity, including Contract deposits and withdrawals. Unsettled transactions as of the reporting date appear on a net basis in the line Due to ReliaStar Life Insurance Company on the Statement of Assets and Liabilities.

    Reclassifications

    Certain reclassifications have been made to prior year financial information to conform to the current year classifications.

    RELIASTAR LIFE INSURANCE COMPANY

    SEPARATE ACCOUNT N

    Notes to Financial Statements

    Charges and Fees

    Under the terms of the Contracts, certain charges are allocated to the Contracts to cover ReliaStar Life's expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges:

    Mortality and Expense Risk Charges

    ReliaStar Life assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of 1.25% of the average daily net asset value of each Division of the Account to cover these risks.

    Administrative Charges

    A daily charge at an annual rate of 0.15% of the assets attributable to the Contracts is deducted for administrative charges.

    Contract Maintenance Charges

    An annual Contract charge of $30 is deducted from each Contract on the anniversary date or at the time of surrender, if surrender is at a time other than the anniversary date.

    Sales and Surrender Charges

    No deduction is made for a sales charge from the purchase payments made for the Contracts. However, on certain surrenders, ReliaStar Life will deduct from the Contract value a surrender charge of up to 8%, as set forth in the Contract.

    Premium Taxes

    Various states and other governmental units levy a premium tax on variable annuity considerations. If the Contractowner lives in a state which levies such a tax, ReliaStar Life may deduct the amount of the tax from the premiums payments.

    RELIASTAR LIFE INSURANCE COMPANY

    SEPARATE ACCOUNT N

    Notes to Financial Statements

    Related Party Transactions

    During the year ended December 31, 2004, management fees were paid indirectly to ING Life Insurance and Annuity Company, an affiliate of the Company, in its capacity as investment adviser to ING Partners, Inc. The Funds' advisory agreement provided for a fee at annual rates ranging from 0.50% to 1.00% of the average net assets of each respective Fund of the Trust. In addition, management fees were paid to ING Investments, LLC, an affiliate of the Company, in its capacity as investment adviser to ING Variable Products Trust. The Funds' advisory agreement provided for a fee at annual rates ranging from 0.40% to 1.00% of the average net assets of each respective Fund of the Trust.

    RELIASTAR LIFE INSURANCE COMPANY

    SEPARATE ACCOUNT N

    Notes to Financial Statements

    Purchases and Sales of Investment Securities

    The aggregate cost of purchases and proceeds from sales of investments follow:

	Year ended December 31
	2004		2003
	Purchases	Sales	Purchases	Sales
	(Dollars In Thousands)
AIM Variable Insurance Funds:
AIM VI Dent Demographic Trends	$ 1,635	$ 1,748	$ 2,977	$ 1,023
The Alger American Fund:
Alger American Growth	881	6,562	2,851	3,363
Alger American Leveraged AllCap	987	4,939	3,775	5,223
Alger American MidCap Growth	2,417	5,628	16,422	12,106
Alger American Small Capitalization	686	3,022	39,952	39,535
Fidelity® Variable Insurance Products Fund:
Fidelity® VIP Asset ManagerSM	62	427	95	836
Fidelity® VIP Asset ManagerSM Growth	1,476	2,356	1,969	1,797
Fidelity® VIP Contrafund®	5,666	3,607	7,047	3,239
Fidelity® VIP Equity-Income	6,392	4,247	10,581	3,191
Fidelity® VIP Growth	1,529	5,465	2,969	5,230
Fidelity® VIP Growth Opportunities	317	401	573	296
Fidelity® VIP Index 500	8,068	11,751	17,475	13,517
Fidelity® VIP Investment Grade Bond	6,849	5,983	9,936	9,703
Fidelity® VIP Money Market	24,206	29,881	897,945	930,485
Fidelity® VIP Overseas	19	212	11	145
ING Investors Trust:
ING Julius Baer Foreign	1,978	272	-	-
ING MFS Total Return	2,934	128	388	10
ING T. Rowe Price Equity Income	2,614	202	546	46
ING Partners, Inc.:
ING American Century Small Cap Value	978	219	413	205
ING Baron Small Cap Growth	733	344	5,400	5,163
ING JPMorgan Mid Cap Value	1,964	87	586	27
ING Oppenheimer Global Portfolio	379	62	10,280	10,068
ING PIMCO Total Return	1,557	877	2,926	2,232
ING T. Rowe Price Growth Equity	1,082	213	1,826	1,337
ING Van Kampen Comstock	1,997	510	1,577	1,187
ING Strategic Allocations Portfolios, Inc.:
ING VP Strategic Allocation Balanced	2,137	1,465	765	627
ING VP Strategic Allocation Growth	181	26	28	2
ING VP Strategic Allocation Income	1,116	795	1,573	1,354
ING VP Natural Resources Trust	1,084	222	-	-

    RELIASTAR LIFE INSURANCE COMPANY

    SEPARATE ACCOUNT N

    Notes to Financial Statements

	Year ended December 31
	2004		2003
	Purchases	Sales	Purchases	Sales
	(Dollars In Thousands)
ING Variable Portfolios, Inc.:
ING VP Global Science and Technology	$ 135	$ 54	-	-
ING VP Index Plus LargeCap	1,262	503	294	22
ING VP Index Plus MidCap	2,177	495	496	32
ING VP Index Plus SmallCap	2,025	651	2,645	2,410
ING Variable Products Trust:
ING VP Disciplined LargeCap	1,335	1,401	1,646	961
ING VP Financial Services	37	2	-	-
ING VP Growth Opportunities	73	1,774	420	569
ING VP Growth + Value	228	36,685	1,471	4,997
ING VP High Yield Bond	10,075	10,170	47,039	39,125
ING VP International Value	11,444	6,654	85,112	82,408
ING VP Index Plus MagnaCap	190	229	300	910
ING VP Index Plus MidCap Opportunities	38,510	3,951	530	287
ING VP Real Estate	1,158	289	-	-
ING VP Index Plus SmallCap Opportunities	626	3,421	16,173	20,688
Janus Aspen Series:
Janus Aspen Growth	657	4,974	1,390	4,639
Janus Aspen International Growth	8,222	8,195	419,079	423,497
Janus Aspen Mid Cap Growth	547	3,604	2,504	3,696
Janus Aspen Worldwide Growth	1,339	7,242	195,632	202,379
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Limited Maturity Bond	1,399	2,540	3,317	4,983
Neuberger Berman AMT Partners	1,742	1,880	2,395	1,458
Neuberger Berman AMT Socially Responsive	574	225	723	209
PIMCO Advisors VIT:
OpCap Equity	860	1,861	9,093	7,856
OpCap Global Equity	1,476	517	110,718	110,127
OpCap Managed	7,286	14,181	8,106	3,268
OpCap Small Cap	4,650	4,476	40,861	35,861
Real Return	1,747	975	-	-
Pioneer Variable Contracts Trust:
Pioneer High Yield VCT	2,442	561	-	-
Wanger Advisors Trust:
Wanger Select	957	17	-	-
Wanger U.S. Small Companies	411	15	-	-

    RELIASTAR LIFE INSURANCE COMPANY

    SEPARATE ACCOUNT N

    Notes to Financial Statements

    Changes in Units

    The net changes in units outstanding follow:

	Year ended December 31,
	2004			2003
				Net Units
	Net Increase	Units	Units	Issued
	(Decrease)	Issued	Redeemed	(Redeemed)
AIM Variable Insurance Funds:
AIM VI Dent Demographic Trends	1,068	355,535	(354,467)	444,527
The Alger American Fund:
Alger American Growth	(297,626)	62,074	(359,700)	(5,834)
Alger American Leveraged AllCap	(181,832)	57,171	(239,003)	(66,069)
Alger American MidCap Growth	(130,680)	124,614	(255,294)	241,936
Alger American Small Capitalization	(227,435)	81,061	(308,496)	61,489
Fidelity® Variable Insurance Products Fund:
Fidelity® VIP Asset ManagerSM	(23,940)	100	(24,040)	(54,380)
Fidelity® VIP Asset ManagerSM Growth	(67,159)	71,368	(138,527)	(7,710)
Fidelity® VIP Contrafund®	130,288	272,719	(142,431)	233,454
Fidelity® VIP Equity-Income	96,890	301,270	(204,380)	461,665
Fidelity® VIP Growth	(213,475)	101,886	(315,361)	(138,429)
Fidelity® VIP Growth Opportunities	(9,683)	47,896	(57,579)	52,542
Fidelity® VIP Index 500	(196,062)	366,316	(562,378)	205,979
Fidelity® VIP Investment Grade Bond	(44,108)	399,542	(443,650)	(58,049)
Fidelity® VIP Money Market	(445,914)	1,898,849	(2,344,763)	(2,555,975)
Fidelity® VIP Overseas	(13,793)	441	(14,234)	(12,378)
ING Investors Trust:
ING Julius Baer Foreign	168,617	194,208	(25,591)	-
ING MFS Total Return	235,260	236,087	(827)	35,106
ING T. Rowe Price Equity Income	189,375	195,249	(5,874)	45,174
ING Partners, Inc.:
ING American Century Small Cap Value	48,109	63,744	(15,635)	17,799
ING Baron Small Cap Growth	25,998	50,004	(24,006)	25,059
ING JPMorgan Mid Cap Value	129,286	135,423	(6,137)	47,245
ING Oppenheimer Global Portfolio	23,486	27,993	(4,507)	20,002
ING PIMCO Total Return	64,181	146,371	(82,190)	64,909
ING T. Rowe Price Growth Equity	69,063	85,446	(16,383)	41,737
ING Van Kampen Comstock	110,622	149,344	(38,722)	34,539
ING Strategic Allocations Portfolios, Inc.:
ING VP Strategic Allocation Balanced	52,777	175,992	(123,215)	13,323
ING VP Strategic Allocation Growth	12,379	14,335	(1,956)	2,250
ING VP Strategic Allocation Income	26,232	96,132	(69,900)	20,296
ING VP Natural Resources Trust	79,443	99,261	(19,818)	-

    RELIASTAR LIFE INSURANCE COMPANY

    SEPARATE ACCOUNT N

    Notes to Financial Statements

	Year ended December 31,
	2004			2003
				Net Units
	Net Increase	Units	Units	Issued
	(Decrease)	Issued	Redeemed	(Redeemed)
ING Variable Portfolios, Inc.:
ING VP Global Science and Technology	8,272	13,614	(5,342)	-
ING VP Index Plus LargeCap	60,176	100,471	(40,295)	24,260
ING VP Index Plus MidCap	124,388	161,255	(36,867)	38,815
ING VP Index Plus SmallCap	92,641	140,270	(47,629)	20,350
ING Variable Products Trust:
ING VP Disciplined LargeCap	(3,619)	142,131	(145,750)	78,074
ING VP Financial Services	3,427	3,652	(225)	-
ING VP Growth Opportunities	(343,113)	15,942	(359,055)	(26,792)
ING VP Growth + Value	(2,210,865)	16,837	(2,227,702)	(245,058)
ING VP High Yield Bond	(74,449)	991,021	(1,065,470)	860,670
ING VP International Value	277,295	665,007	(387,712)	247,871
ING VP Index Plus MagnaCap	(4,634)	20,761	(25,395)	(93,951)
ING VP Index Plus MidCap Opportunities	5,696,200	6,333,364	(637,164)	49,340
ING VP Real Estate	68,661	93,185	(24,524)	-
ING VP Index Plus SmallCap Opportunities	(132,702)	38,273	(170,975)	(283,181)
Janus Aspen Series:
Janus Aspen Growth	(356,943)	66,602	(423,545)	(291,638)
Janus Aspen International Growth	5,588	639,640	(634,052)	(40,906)
Janus Aspen Mid Cap Growth	(201,499)	52,847	(254,346)	(75,937)
Janus Aspen Worldwide Growth	(506,543)	81,946	(588,489)	(556,282)
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Limited Maturity Bond	(113,460)	83,551	(197,011)	(169,406)
Neuberger Berman AMT Partners	10,699	168,671	(157,972)	103,980
Neuberger Berman AMT Socially Responsive	32,241	50,657	(18,416)	50,507
PIMCO Advisors VIT:
OpCap Equity	(80,842)	72,625	(153,467)	111,037
OpCap Global Equity	79,816	120,148	(40,332)	114,536
OpCap Managed	(629,671)	606,947	(1,236,618)	444,138
OpCap Small Cap	33,860	317,846	(283,986)	409,543
Real Return	71,540	164,492	(92,952)	-
Pioneer Variable Contracts Trust:
Pioneer High Yield VCT	181,000	234,238	(53,238)	-
Wanger Advisors Trust:
Wanger Select	88,350	90,021	(1,671)	-
Wanger U.S. Small Companies	36,460	37,943	(1,483)	-

    RELIASTAR LIFE INSURANCE COMPANY

    SEPARATE ACCOUNT N

    Notes to Financial Statements

    Financial Highlights

  A summary of unit values and units outstanding for variable annuity Contracts, expense ratios, excluding expenses of underlying Funds, investment income ratios, and total return for the years ended December 31, 2004, 2003, 2002 and 2001, along with units outstanding and unit values for the year ended December 31, 2000, follows:

				Investment
	Units		Net Assets	Income
Division	(000's)	Unit Fair Value	(000's)	RatioA	Expense RatioB	Total ReturnC
AIM VI Dent Demographic Trends
2004	1,339	$5.07	$ 6,791	-%	1.40%	6.74%
2003	1,338	$4.75	6,357	-	1.40%	35.71%
2002	894	$3.50	3,129	-	1.40%	-33.21%
2001	1,286	$5.24	6,741	-	1.40%	-32.87%
2000	1,086	$7.81	8,476	(a)	(a)	(a)
Alger American Growth
2004	2,817	$17.88	50,370	-	1.40%	4.01%
2003	3,115	$17.19	53,542	-	1.40%	33.26%
2002	3,121	$12.90	40,255	0.04	1.40%	-33.91%
2001	3,504	$19.52	68,389	(23.00)	1.40%	-13.05%
2000	3,336	$22.45	74,867	(a)	(a)	(a)
Alger American Leveraged AllCap
2004	1,577	$20.75	32,718	-	1.40%	6.68%
2003	1,759	$19.45	34,205	-	1.40%	32.86%
2002	1,825	$14.64	26,713	0.01	1.40%	-34.85%
2001	2,084	$22.47	46,833	-	1.40%	-17.11%
2000	2,022	$27.11	54,808	(a)	(a)	(a)
Alger American MidCap Growth
2004	1,708	$23.16	39,562	-	1.40%	11.45%
2003	1,839	$20.78	38,212	-	1.40%	45.72%
2002	1,597	$14.26	22,771	-	1.40%	-30.51%
2001	1,366	$20.52	28,036	-	1.40%	-7.83%
2000	1,118	$22.27	24,885	(a)	(a)	(a)

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Notes to Financial Statements

				Investment
	Units		Net Assets	Income
Division	(000's)	Unit Fair Value	(000's)	RatioA	Expense RatioB	Total ReturnC
Alger American Small Capitalization
2004	1,297	$10.46	$ 13,567	-%	1.40%	14.95%
2003	1,524	$9.10	13,873	-	1.40%	40.43%
2002	1,463	$6.48	9,480	-	1.40%	-27.27%
2001	1,442	$8.91	12,855	(0.05)	1.40%	-30.50%
2000	1,195	$12.82	15,320	(a)	(a)	(a)
Fidelity® VIP Asset ManagerSM
2004	115	$17.05	1,962	2.88	1.40%	4.03%
2003	139	$16.39	2,279	3.72	1.40%	16.32%
2002	193	$14.09	2,725	4.30	1.40%	-10.03%
2001	258	$15.66	4,046	(4.54)	1.40%	-5.45%
2000	322	$16.56	5,338	(a)	(a)	(a)
Fidelity® VIP Asset ManagerSM Growth
2004	1,143	$16.68	19,066	2.32	1.40%	4.51%
2003	1,210	$15.96	19,314	2.75	1.40%	21.65%
2002	1,218	$13.12	15,979	2.59	1.40%	-16.70%
2001	1,101	$15.75	17,351	(2.90)	1.40%	-8.69%
2000	1,090	$17.25	18,808	(a)	(a)	(a)
Fidelity® VIP Contrafund®
2004	3,604	$24.32	87,638	0.32	1.40%	13.86%
2003	3,473	$21.36	74,188	0.42	1.40%	26.69%
2002	3,240	$16.86	54,623	0.84	1.40%	-10.60%
2001	3,526	$18.86	66,502	(0.81)	1.40%	-13.47%
2000	3,587	$21.80	78,175	(a)	(a)	(a)
Fidelity® VIP Equity-Income
2004	3,310	$20.42	67,588	1.47	1.40%	9.96%
2003	3,213	$18.57	59,666	1.56	1.40%	28.51%
2002	2,751	$14.45	39,755	1.60	1.40%	-18.08%
2001	2,447	$17.64	43,165	(1.58)	1.40%	-6.29%
2000	2,063	$18.83	38,836	(a)	(a)	(a)

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Notes to Financial Statements

				Investment
	Units		Net Assets	Income
Division	(000's)	Unit Fair Value	(000's)	RatioA	Expense RatioB	Total ReturnC
Fidelity® VIP Growth
2004	2,983	$16.55	$ 49,364	0.26%	1.40%	1.97%
2003	3,196	$16.23	51,875	0.26	1.40%	30.99%
2002	3,335	$12.39	41,316	0.24	1.40%	-31.09%
2001	3,334	$17.98	59,933	(0.08)	1.40%	-18.80%
2000	2,962	$22.14	65,584	(a)	(a)	(a)
Fidelity® VIP Growth Opportunities
2004	332	$7.23	2,402	0.51	1.40%	5.70%
2003	342	$6.84	2,339	0.67	1.40%	28.09%
2002	289	$5.34	1,546	1.04	1.40%	-22.94%
2001	343	$6.93	2,375	(0.38)	1.40%	-15.62%
2000	346	$8.21	2,844	(a)	(a)	(a)
Fidelity® VIP Index 500
2004	6,284	$20.71	130,148	1.27	1.40%	9.11%
2003	6,480	$18.98	122,998	1.38	1.40%	26.62%
2002	6,274	$14.99	94,053	1.26	1.40%	-23.32%
2001	6,126	$19.55	119,788	(1.13)	1.40%	-13.33%
2000	5,629	$22.56	127,016	(a)	(a)	(a)
Fidelity® VIP Investment Grade Bond
2004	1,902	$13.36	25,415	4.12	1.40%	3.01%
2003	1,946	$12.97	25,245	5.64	1.40%	3.76%
2002	2,005	$12.50	25,056	3.06	1.40%	8.79%
2001	1,203	$11.49	13,815	(3.42)	1.40%	6.95%
2000	490	$10.74	5,262	(a)	(a)	(a)
Fidelity® VIP Money Market
2004	1,120	$12.62	14,311	1.15	1.40%	-0.16%
2003	1,566	$12.64	20,008	1.20	1.40%	-0.39%
2002	4,122	$12.69	52,518	1.65	1.40%	0.24%
2001	2,258	$12.66	28,819	(3.91)	1.40%	2.74%
2000	1,270	$12.32	15,592	(a)	(a)	(a)

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Notes to Financial Statements

				Investment
	Units		Net Assets	Income
Division	(000's)	Unit Fair Value	(000's)	RatioA	Expense RatioB	Total ReturnC
Fidelity® VIP Overseas
2004	68	$15.29	$ 1,036	1.21%	1.40%	12.01%
2003	82	$13.65	1,113	0.79	1.40%	41.45%
2002	94	$9.65	906	0.80	1.40%	-21.42%
2001	113	$12.28	1,383	(5.60)	1.40%	-17.02%
2000	125	$14.80	1,981	(a)	(a)	(a)
ING Julius Baer Foreign
2004	169	$11.67	1,968	(d)	1.40%	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
2000	(d)	(d)	(d)	(d)	(d)	(d)
ING MFS Total Return
2004	270	$12.36	3,342	2.94	1.40%	9.57%
2003	35	$11.28	396	(c)	1.40%	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
2000	(c)	(c)	(c)	(c)	(c)	(c)
ING T. Rowe Price Equity Income
2004	235	$13.78	3,232	1.38	1.40%	13.32%
2003	45	$12.16	549	(c)	1.40%	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
2000	(c)	(c)	(c)	(c)	(c)	(c)
ING American Century Small Cap Value
2004	66	$16.04	1,059	0.31	1.40%	19.88%
2003	18	$13.38	240	4.98	1.40%	33.93%
2002	-	$9.99	1	(b)	1.40%	(b)
2001	(b)	(b)	(b)	(b)	(b)	(b)
2000	(b)	(b)	(b)	(b)	(b)	(b)

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Notes to Financial Statements

				Investment
	Units		Net Assets	Income
Division	(000's)	Unit Fair Value	(000's)	RatioA	Expense RatioB	Total ReturnC
ING Baron Small Cap Growth
2004	51	$16.73	$ 856	-%	1.40%	26.55%
2003	25	$13.22	333	-	1.40%	31.94%
2002	-	$10.02	1	(b)	1.40%	(b)
2001	(b)	(b)	(b)	(b)	(b)	(b)
2000	(b)	(b)	(b)	(b)	(b)	(b)
ING JPMorgan Mid Cap Value
2004	177	$15.36	2,712	0.42	1.40%	19.25%
2003	47	$12.88	609	(c)	1.40%	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
2000	(c)	(c)	(c)	(c)	(c)	(c)
ING Oppenheimer Global Portfolio
2004	43	$14.98	651	-	1.40%	13.66%
2003	20	$13.18	264	(c)	1.40%	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
2000	(c)	(c)	(c)	(c)	(c)	(c)
ING PIMCO Total Return
2004	129	$10.70	1,381	-	1.40%	3.18%
2003	65	$10.37	673	(c)	1.40%	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
2000	(c)	(c)	(c)	(c)	(c)	(c)
ING T. Rowe Price Growth Equity
2004	111	$13.85	1,535	0.19	1.40%	8.46%
2003	42	$12.77	533	(c)	1.40%	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
2000	(c)	(c)	(c)	(c)	(c)	(c)

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Notes to Financial Statements

				Investment
	Units		Net Assets	Income
Division	(000's)	Unit Fair Value	(000's)	RatioA	Expense RatioB	Total ReturnC
ING Van Kampen Comstock
2004	145	$14.70	$ 2,136	-%	1.40%	15.20%
2003	35	$12.76	442	4.51	1.40%	28.11%
2002	-	$9.96	1	(b)	1.40%	(b)
2001	(b)	(b)	(b)	(b)	(b)	(b)
2000	(b)	(b)	(b)	(b)	(b)	(b)
ING VP Strategic Allocation Balanced
2004	66	$12.79	845	1.20	1.40%	8.76%
2003	13	$11.76	157	(c)	1.40%	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
2000	(c)	(c)	(c)	(c)	(c)	(c)
ING VP Strategic Allocation Growth
2004	15	$13.48	197	0.89	1.40%	10.40%
2003	2	$12.21	27	(c)	1.40%	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
2000	(c)	(c)	(c)	(c)	(c)	(c)
ING VP Strategic Allocation Income
2004	47	$11.96	556	4.85	1.40%	6.50%
2003	20	$11.23	228	(c)	1.40%	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
2000	(c)	(c)	(c)	(c)	(c)	(c)
ING VP Natural Resources Trust
2004	79	$11.89	945	(d)	1.40%	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
2000	(d)	(d)	(d)	(d)	(d)	(d)

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Notes to Financial Statements

				Investment
	Units		Net Assets	Income
Division	(000's)	Unit Fair Value	(000's)	RatioA	Expense RatioB	Total ReturnC
ING VP Global Science and Technology Portfolio
2004	8	$10.69	$ 88	(d)%	1.40%	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
2000	(d)	(d)	(d)	(d)	(d)	(d)
ING VP Index Plus LargeCap
2004	84	$13.43	1,134	1.12	1.40%	9.01%
2003	24	$12.32	299	(c)	1.40%	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
2000	(c)	(c)	(c)	(c)	(c)	(c)
ING VP Index Plus MidCap
2004	163	$14.95	2,440	0.34	1.40%	14.91%
2003	39	$13.01	505	(c)	1.40%	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
2000	(c)	(c)	(c)	(c)	(c)	(c)
ING VP Index Plus SmallCap
2004	113	$16.01	1,809	0.19	1.40%	20.38%
2003	20	$13.30	271	(c)	1.40%	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
2000	(c)	(c)	(c)	(c)	(c)	(c)
ING VP Disciplined LargeCap
2004	570	$9.94	5,670	1.22	1.40%	10.44%
2003	574	$9.00	5,167	0.75	1.40%	23.46%
2002	496	$7.29	3,616	0.92	1.40%	-23.18%
2001	1,219	$9.49	11,574	(0.51)	1.40%	-13.46%
2000	1,544	$10.97	16,939	(a)	(a)	(a)

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Notes to Financial Statements

				Investment
	Units		Net Assets	Income
Division	(000's)	Unit Fair Value	(000's)	RatioA	Expense RatioB	Total ReturnC
ING VP Financial Services
2004	3	$11.11	$ 38	(d)%	1.40%	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
2000	(d)	(d)	(d)	(d)	(d)	(d)
ING VP High Yield Bond
2004	1,331	$10.01	13,321	4.09	1.40%	6.49%
2003	1,405	$9.40	13,210	7.10	1.40%	15.76%
2002	545	$8.12	4,422	6.62	1.40%	-2.52%
2001	612	$8.33	5,104	(9.58)	1.40%	-0.71%
2000	598	$8.39	5,019	(a)	(a)	(a)
ING VP International Value
2004	1,366	$18.87	25,772	1.19	1.40%	15.77%
2003	1,088	$16.30	17,742	1.46	1.40%	28.14%
2002	841	$12.72	10,693	0.87	1.40%	-16.54%
2001	1,008	$15.24	15,372	(1.55)	1.40%	-12.90%
2000	748	$17.50	13,087	(a)	(a)	(a)
ING VP Index Plus MagnaCap
2004	125	$9.41	1,172	1.56	1.40%	7.54%
2003	129	$8.75	1,130	0.83	1.40%	29.25%
2002	223	$6.77	1,511	1.22	1.40%	-23.85%
2001	88	$8.89	780	(1.40)	1.40%	-11.70%
2000	37	$10.07	377	(a)	(a)	(a)
ING VP Index Plus MidCap Opportunities
2004	5,981	$6.44	38,521	-	1.40%	10.09%
2003	285	$5.85	1,669	-	1.40%	34.79%
2002	236	$4.34	1,024	-	1.40%	-26.94%
2001	224	$5.94	1,330	-	1.40%	-33.86%
2000	111	$8.98	1,001	(a)	(a)	(a)

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Notes to Financial Statements

				Investment
	Units		Net Assets	Income
Division	(000's)	Unit Fair Value	(000's)	RatioA	Expense RatioB	Total ReturnC
ING VP Real Estate
2004	69	$13.87	$ 952	(d)%	1.40%	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
2000	(d)	(d)	(d)	(d)	(d)	(d)
ING VP Index Plus SmallCap Opportunities
2004	1,081	$21.00	22,696	-	1.40%	8.64%
2003	1,213	$19.33	23,457	-	1.40%	36.61%
2002	1,497	$14.15	21,178	-	1.40%	-44.36%
2001	1,566	$25.43	39,833	-	1.40%	-30.15%
2000	1,267	$36.41	46,114	(a)	(a)	(a)
Janus Aspen Growth
2004	2,401	$11.67	28,025	0.14	1.40%	3.00%
2003	2,758	$11.33	31,252	0.09	1.40%	29.93%
2002	3,050	$8.72	26,596	-	1.40%	-27.51%
2001	3,682	$12.03	44,303	(0.07)	1.40%	-25.79%
2000	3,579	$16.21	58,033	(a)	(a)	(a)
Janus Aspen International Growth
2004	1,485	$14.29	21,227	0.90	1.40%	17.32%
2003	1,480	$12.18	18,025	2.43	1.40%	32.97%
2002	1,521	$9.16	13,930	0.80	1.40%	-26.60%
2001	1,550	$12.48	19,344	(1.02)	1.40%	-24.31%
2000	1,071	$16.49	17,658	(a)	(a)	(a)
Janus Aspen Mid Cap Growth
2004	2,351	$14.51	34,112	-	1.40%	19.03%
2003	2,552	$12.19	31,114	-	1.40%	33.22%
2002	2,628	$9.15	24,050	-	1.40%	-28.90%
2001	2,794	$12.87	35,974	-	1.40%	-40.30%
2000	2,367	$21.56	51,045	(a)	(a)	(a)

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Notes to Financial Statements

				Investment
	Units		Net Assets	Income
Division	(000's)	Unit Fair Value	(000's)	RatioA	Expense RatioB	Total ReturnC
Janus Aspen Worldwide Growth
2004	4,364	$11.90	$ 51,930	0.98%	1.40%	3.30%
2003	4,870	$11.52	56,108	1.15	1.40%	22.29%
2002	5,426	$9.42	51,116	0.85	1.40%	-26.58%
2001	6,418	$12.83	82,310	(0.48)	1.40%	-23.52%
2000	6,065	$16.77	101,705	(a)	(a)	(a)
Neuberger Berman AMT Limited Maturity Bond
2004	982	$12.37	12,146	3.49	1.40%	-0.64%
2003	1,095	$12.45	13,637	4.49	1.40%	1.06%
2002	1,265	$12.32	15,582	4.05	1.40%	3.88%
2001	929	$11.86	11,025	(4.43)	1.40%	7.26%
2000	492	$11.06	5,445	(a)	(a)	(a)
Neuberger Berman AMT Partners
2004	1,390	$12.43	17,275	0.01	1.40%	17.37%
2003	1,379	$10.59	14,605	-	1.40%	33.21%
2002	1,275	$7.95	10,137	0.51	1.40%	-25.21%
2001	1,295	$10.63	13,771	(0.39)	1.40%	-4.19%
2000	1,239	$11.09	13,749	(a)	(a)	(a)
Neuberger Berman AMT Socially Responsive
2004	222	$13.07	2,904	-	1.40%	11.71%
2003	190	$11.70	2,222	-	1.40%	32.50%
2002	139	$8.83	1,231	-	1.40%	-15.90%
2001	85	$10.50	893	-	1.40%	-4.93%
2000	57	$11.04	634	(a)	(a)	(a)
OpCap Equity
2004	447	$12.79	5,721	0.88	1.40%	10.35%
2003	528	$11.59	6,121	1.11	1.40%	26.81%
2002	417	$9.14	3,813	0.88	1.40%	-22.48%
2001	452	$11.79	5,331	(0.53)	1.40%	-8.32%
2000	273	$12.86	3,508	(a)	(a)	(a)

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Notes to Financial Statements

				Investment
	Units		Net Assets	Income
Division	(000's)	Unit Fair Value	(000's)	RatioA	Expense RatioB	Total ReturnC
OpCap Global Equity
2004	384	$13.56	$ 5,205	0.47%	1.40%	10.97%
2003	304	$12.22	3,716	0.47	1.40%	29.72%
2002	190	$9.42	1,785	0.41	1.40%	-18.58%
2001	147	$11.57	1,698	-	1.40%	-15.03%
2000	109	$13.61	1,479	(a)	(a)	(a)
OpCap Managed
2004	1,550	$12.02	18,632	1.66	1.40%	9.17%
2003	2,180	$11.01	23,999	1.51	1.40%	20.07%
2002	1,736	$9.17	15,916	1.66	1.40%	-18.05%
2001	1,405	$11.19	15,718	(2.13)	1.40%	-6.24%
2000	1,202	$11.93	14,338	(a)	(a)	(a)
OpCap Small Cap
2004	1,775	$16.99	30,151	0.04	1.40%	16.21%
2003	1,741	$14.62	25,450	0.04	1.40%	40.71%
2002	1,331	$10.39	13,832	0.06	1.40%	-22.75%
2001	926	$13.45	12,457	(0.59)	1.40%	6.82%
2000	564	$12.59	7,095	(a)	(a)	(a)
Real Return
2004	72	$10.77	770	(d)	1.40%	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
2000	(d)	(d)	(d)	(d)	(d)	(d)
Pioneer High Yield VCT
2004	181	$10.64	1,926	(d)	1.40%	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
2000	(d)	(d)	(d)	(d)	(d)	(d)

  RELIASTAR LIFE INSURANCE COMPANY

  SEPARATE ACCOUNT N

  Notes to Financial Statements

Investment
		Units		Net Assets	Income
Division		(000's)	Unit Fair Value	(000's)	RatioA	Expense RatioB	Total ReturnC
Wanger Select
	2004	88	$11.40	$ 1,007	(d)%	1.40%	(d)
	2003	(d)	(d)	(d)	(d)	(d)	(d)
	2002	(d)	(d)	(d)	(d)	(d)	(d)
	2001	(d)	(d)	(d)	(d)	(d)	(d)
	2000	(d)	(d)	(d)	(d)	(d)	(d)
Wanger U.S. Small Companies
	2004	36	$11.56	421	(d)	1.40%	(d)
	2003	(d)	(d)	(d)	(d)	(d)	(d)
	2002	(d)	(d)	(d)	(d)	(d)	(d)
	2001	(d)	(d)	(d)	(d)	(d)	(d)
	2000	(d)	(d)	(d)	(d)	(d)	(d)

(a)	Not provided for 2000.
(b)	As this investment Division was not available until 2002, this data is not meaningful and is therefore not presented.
(c)	As this investment Division was not available until 2003, this data is not meaningful and is therefore not presented.
(d)	As this investment Division was not available until 2004, this data is not meaningful and is therefore not presented.

A	The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets.
The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the Division invests.
B	The Expense Ratio considers only the expenses borne directly by the Account and is equal to the mortality and expense charge and administrative charges, as defined in Note 3. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.
C	Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

RELIASTAR LIFE INSURANCE COMPANY
Financial Statements - Statutory Basis
Years ended December 31, 2004 and 2003

Contents

Page
Report of Independent Registered Public Accounting Firm	C-2

Audited Financial Statements - Statutory Basis

Balance Sheets - Statutory Basis	C-4
Statements of Operations - Statutory Basis	C-6
Statements of Changes in Capital and Surplus - Statutory Basis	C-7
Statements of Cash Flows - Statutory Basis	C-8
Notes to Financial Statements - Statutory Basis	C-9

C-1

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholder
ReliaStar Life Insurance Company

  We have audited the accompanying statutory-basis balance sheets of ReliaStar Life Insurance Company (the "Company," and a wholly owned subsidiary of ING America Insurance Holdings, Inc.), as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Minnesota Department of Commerce, Division of Insurance ("Minnesota Division of Insurance"), which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of ReliaStar Life Insurance Company at December 31, 2004 and 2003, or the results of its operations or its cash flows for the years then ended.

C-2

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ReliaStar Life Insurance Company at December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Minnesota Division of Insurance.

/s/ Ernst & Young LLP

Atlanta, Georgia
April 5, 2005

C-3
RELIASTAR Life Insurance Company
Balance Sheets - Statutory Basis

	December 31
	2004	2003
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$ 12,704,457	$ 12,084,537
Preferred stocks	50,508	44,479
Common stocks	1,243	1,072
Subsidiaries	312,928	318,350
Mortgage loans	2,231,587	2,169,371
Real estate, less accumulated depreciation (2004 - $99,733; 2003 - $98,185)	93,582	98,913
Contract loans	663,678	671,241
Other invested assets	310,879	191,167
Cash and short-term investments	181,389	74,739
Total cash and invested assets	16,550,251	15,653,869
Deferred and uncollected premiums, less loading (2004-$20,953; 2003-$20,115)	130,108	160,726
Accrued investment income	156,443	144,744
Reinsurance balances recoverable	164,607	151,965
Data processing equipment, less accumulated
depreciation (2004-$52,805; 2003-$63,702)	492	1,571
Indebtedness from related parties	5,706	2,267
Federal income tax recoverable (including $90,451 and $88,815 net deferred
tax assets at December 31, 2004 and 2003, respectively)	105,000	88,815
Separate account assets	4,386,414	4,368,512
Other assets	25,149	8,960
Total admitted assets	$ 21,524,170	$ 20,581,429

The accompanying notes are an integral part of these financial statements.

C-4

RELIASTAR Life Insurance Company
Balance Sheets - Statutory Basis

	December 31
	2004	2003
	(In Thousands, except share amounts)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$ 12,440,023	$ 11,611,490
Accident and health reserves	1,162,954	1,113,314
Deposit type contracts	625,919	693,225
Policyholders' funds	958	802
Dividends left on deposit	16	307
Dividends payable	12,575	15,010
Unpaid claims	410,469	440,749
Total policy and contract liabilities	14,652,914	13,874,897
Interest maintenance reserve	62,026	47,042
Accounts payable and accrued expenses	136,965	150,927
Reinsurance balances due	97,491	95,736
Indebtedness to related parties	25,935	57,383
Contingency reserve	38,038	39,790
Asset valuation reserve	127,226	105,622
Borrowed money	576,613	415,041
Separate account transfers	(257,459)	(269,816)
Other liabilities	147,024	135,552
Separate account liabilities	4,378,905	4,360,753
Total liabilities	19,985,678	19,012,927
Capital and surplus:
Common stock: authorized 25,000,000 shares of $1.25 par value;
2,000,000 shares issued and outstanding	2,500	2,500
Preferred capital stock	100	100
Surplus note	100,000	100,000
Paid-in and contributed surplus	1,272,125	1,272,125
Unassigned surplus	163,867	193,877
Preferred capital stock, less treasury stock, at December 31, 2004 and 2003	(100)	(100)
Total capital and surplus	1,538,492	1,568,502
Total liabilities and capital and surplus	$ 21,524,170	$ 20,581,429
The accompanying notes are an integral part of these financial statements.

C-5
RELIASTAR Life Insurance Company
Statements of Operations - Statutory Basis
	Year ended December 31
	2004	2003
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$ 3,313,755	$ 3,114,621
Policy proceeds and dividends left on deposit	1,899	1,087
Net investment income	931,789	921,050
Amortization of interest maintenance reserve	4,496	(10,719)
Commissions, expense allowances and reserve adjustments
on reinsurance ceded	68,098	70,894
Miscellaneous income	172,511	179,612
Total premiums and other revenues	4,492,548	4,276,545
Benefits paid or provided:
Death benefits	847,563	798,873
Annuity benefits	142,637	163,286
Surrender benefits	1,522,230	1,435,730
Interest on policy or contract funds	28,685	5,614
Accident and health benefits	399,156	379,273
Other benefits	6,051	4,395
Increase in life, annuity and accident and health reserves	746,086	688,720
Net transfers from separate accounts	(200,390)	(179,705)
Total benefits paid or provided	3,492,018	3,296,186
Insurance expenses:
Commissions	346,012	299,845
General expenses	331,688	330,682
Insurance taxes, licenses and fees, excluding federal income taxes	43,363	37,851
Miscellaneous expenses	16,962	(588)
Total insurance expenses	738,025	667,790
Gain from operations before policyholder dividends, federal income
taxes and net realized capital losses	262,505	312,569
Dividends to policyholders	17,494	20,975
Gain from operations before federal income taxes
and net realized capital losses	245,011	291,594
Federal income tax expense	34,491	58,198
Gain from operations before net realized capital losses	210,520	233,396
Net realized capital losses, net of income tax benefit: 2004 - $21,183 and 2003 - $2,659; and excluding net transfers to the interest maintenance
reserve 2004 - $19,480 and 2003- $26,415	(24,997)	(13,739)
Net income	$ 185,523	$ 219,657
The accompanying notes are an integral part of these financial statements.

C-6

RELIASTAR Life Insurance Company
Statements of Changes in Capital and Surplus - Statutory Basis

	Year ended December 31
	2004	2003
	(In Thousands)
Common stock:
Balance at beginning and end of year	$ 2,500	$ 2,500
Preferred capital stock less treasury stock:
Balance at beginning and end of year	-	-
Surplus note:
Balance of beginning and end of year	100,000	100,000
Paid-in and contributed surplus:
Balance at beginning of year	1,272,125	1,272,125
Unassigned surplus:
Balance at beginning of year	193,877	(17,000)
Net income	185,523	219,657
Change in net unrealized capital gains and losses	26,860	46,662
Change in nonadmitted assets	(2,755)	13,158
Change in liability for reinsurance in unauthorized companies	7,016	(4,424)
Change in asset valuation reserve	(21,604)	(31,792)
Change in reserve on account of change in valuation basis	-	6,987
Other changes in surplus in separate account statement	1,078	2,538
Change in net deferred income tax	3,432	(39,162)
Change in surplus as a result of reinsurance	(2,237)	(5,719)
Dividends to stockholder	(220,000)	(2,000)
Additional minimum pension liability	(9,323)	-
Other changes	2,000	4,972
Balance at end of year	163,867	193,877
Total capital and surplus	$ 1,538,492	$ 1,568,502

The accompanying notes are an integral part of these financial statements.

C-7
RELIASTAR Life Insurance Company
Statements of Cash Flows - Statutory Basis
	Year ended December 31
	2004	2003
	(In Thousands)
Operations
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$ 3,355,022	$ 2,815,933
Net investment income received	1,007,258	1,108,729
Commission, expenses paid and miscellaneous expenses	(790,086)	(620,354)
Benefits paid	(2,921,144)	(2,629,668)
Net transfers from separate accounts	198,417	139,817
Dividends paid to policyholders	(20,220)	(22,680)
Federal income taxes paid	(102,973)	(138,342)
Other revenues	291,086	261,508
Net cash provided by operations	1,017,360	914,943
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	13,174,427	14,661,328
Stocks	3,014	33,828
Mortgage loans	261,420	216,855
Real estate	2,869	260
Other invested assets	40,585	20,579
Net (loss) gain on cash and short-term investments	(21,542)	871
Miscellaneous proceeds	38,761	749
Net proceeds from sales, maturities, or repayments of investments	13,499,534	14,934,470
Cost of investments acquired:
Bonds	13,867,680	15,357,341
Stocks	7,442	2,208
Mortgage loans	318,843	454,559
Real estate	713	754
Other invested assets	194,964	33,050
Miscellaneous applications	2,813	52,050
Total cost of investments acquired	14,392,455	15,899,962
Net change in contract loans	(7,563)	(8,163)
Net cash used in investment activities	(885,358)	(957,329)
Financing and miscellaneous activities
Cash provided (used):
Borrowed money	161,556	(69,041)
Net deposits on deposit-type contract funds	74,775	49,832
Dividends to stockholder	(220,000)	-
Other uses	(41,683)	(4,690)
Net cash used in financing and miscellaneous activities	(25,352)	(23,899)
Net change in cash and short-term investments	106,650	(66,285)
Cash and short-term investments:
Beginning of year	74,739	141,024
End of year	$ 181,389	$ 74,739

The accompanying notes are an integral part of these financial statements.

C-8
RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

1. Nature of Operations and Significant Accounting Policies

  ReliaStar Life Insurance Company (the "Company") is domiciled in Minnesota and is a wholly owned subsidiary of Lion Connecticut Holdings, Inc. ("Lion"), a Connecticut holding and management company. Lion, in turn, is a wholly owned subsidiary of ING America Insurance Holdings, Inc. ("ING AIH"). ING AIH's ultimate parent is ING Groep, N.V. ("ING"), a global financial services company based in The Netherlands. The Company is principally engaged in the business of providing individual life insurance and annuities, employee benefit products and services, retirement plans, and life and health reinsurance. The Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia, Guam, Puerto Rico and Canada.

  An affiliate, Security-Connecticut Life Insurance Company ("Security-Connecticut"), merged with and into the Company on October 1, 2003. The transaction was approved by the Minnesota Department of Commerce, Division of Insurance ("Minnesota Division of Insurance") and was accounted for as a statutory merger. No consideration was paid and no common stock was issued in exchange for all of the common shares of Security-Connecticut. The accompanying financial statements have been restated as though the merger took place prior to all periods presented. Pre-merger separate company revenue, net income, and other surplus adjustments for the nine months ended September 30, 2003 were $2,626,600, $87,900,000 and $72,900,000, respectively, for the Company and $272,800,000, $17,600,000 and ($2,500,000), respectively, for Security-Connecticut.

Basis of Presentation

  The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

  The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Minnesota Division of Insurance, which practices differ from U.S. generally accepted accounting principles ("GAAP"). The most significant variances from GAAP are as follows:

  Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income in stockholder's equity for those designated as available-for-sale.

C-9

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

  In addition, the Company invests in structured securities, including mortgage-backed securities/collateralized mortgage obligations, asset-backed securities, collateralized debt obligations, and commercial mortgage-backed securities. For these structured securities, management compares the undiscounted cash flows to the carrying value. An other than temporary impairment is considered to have occurred when the undiscounted cash flows are less than the carrying value.

  For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted cash flows are less than current book value), an other than temporary impairment is considered to have occurred and the asset is written down to the value of the undiscounted cash flows. For GAAP, assets are re-evaluated based on the discounted cash flows using a current market rate. Impairments are recognized when there has been an adverse change in cash flows and the fair value is less than book value. The asset is then written down to fair value. When a decline in fair value is determined to be other than temporary, the individual security is written down to fair value and the loss is accounted for as a realized loss.

  Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of these properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

  Statement of Statutory Accounting Principles ("SSAP") No. 31, Derivative Instruments, applies to derivative transactions prior to January 1, 2003. The Company also follows the hedge accounting guidance in SSAP No. 86, Accounting for Derivative Instruments and Hedging, for derivative transactions entered into or modified on or after January 1, 2003. Under this guidance, derivatives that are deemed effective hedges are accounted for in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of stockholders' equity rather than to income as required for fair value hedges.

  Redeemable preferred stocks rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the Securities Valuation Office of the NAIC ("SVO").

C-10

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

  Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/losses are reported in unassigned surplus along with the related adjustment for federal income taxes.

  Valuation Reserves: The asset valuation reserve ("AVR") is determined by an NAIC-prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

  Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed-income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates, and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral or interest maintenance reserve ("IMR") is reported as a liability in the accompanying balance sheets.

  Realized gains and losses on investments are reported in operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case the provision for such declines is charged to income.

  Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

  The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

  Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

C-11

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

  Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

  Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

  Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners' Reserve Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest-sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

  Reinsurance: For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

C-12

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

  Nonadmitted Assets: Certain assets designated as "nonadmitted," principally deferred federal income tax assets, disallowed interest maintenance reserves, non-operating software, past-due agents' balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

  Employee Benefits: For purposes of calculating the Company's postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently vested are also included.

  Universal Life and Annuity Policies: Revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

  Deferred Income Taxes: Deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

  Surplus Notes: Surplus notes are reported as a component of surplus. Under statutory accounting practices, no interest is recorded on the surplus notes until payment has been approved by the Minnesota Division of Insurance. Under GAAP, surplus notes are reported as liabilities and the related interest is reported as a charge to earnings over the term of the note.

  Statements of Cash Flows: Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Participation Fund Account

  On January 3, 1989, the Minnesota Division of Insurance approved a Plan of Conversion and Reorganization ("the Plan"), which provided, among other things, for the conversion of the Company from a combined stock and mutual life insurance company to a stock life insurance company.

C-13

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

  The Plan provided for the establishment of a Participation Fund Account ("PFA") for the benefit of certain participating individual life insurance policies and annuities issued by the Company prior to the effective date of the Plan. Under the terms of the PFA, the insurance liabilities and assets (approximately $305,927,000 as of December 31, 2004) with respect to such policies are included in the Company's financial statements but are segregated in the accounting records of the Company to assure the continuation of policyholder dividend practices.

Reconciliation to GAAP

The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

  Single class and multi-class mortgage backed/asset backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher risk asset backed securities, which are valued using the prospective method. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective method to securities purchased prior to that date where historical cash flows are not readily available.

  Redeemable preferred stocks rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the SVO.

  Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/losses are reported in unassigned surplus along with the adjustment for federal income taxes.

  The Company analyzes the general account investments to determine whether there has been an other than temporary decline in fair value below the amortized cost basis. Management considers the length of time and the extent to which the market value has been less than cost, the financial condition and near-term prospects of the issuer,

C-14

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

  future economic conditions and market forecasts, and the Company's intent and ability to retain the investment in the issuer for a period of time sufficient to allow for recovery in market value. If it is probable that all amounts due according to the contractual terms of a debt security will not be collected, an other than temporary impairment is considered to have occurred.

  The Company uses derivatives such as interest rate swaps, caps and floors, forwards and options as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

  Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

  Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreement is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged items.

  All derivatives are reported at amortized cost with the exception of S&P Options. S&P Options are reported at fair value since the liabilities that are being hedged are reported at fair value. The unrealized gains or losses from S&P Options are reported in investment income. Upon termination of a derivative that qualified for hedge accounting, the gain or loss is deferred in IMR or adjusts the basis of the hedged item.

  The Company's insurance subsidiaries are reported at their underlying statutory basis net assets, and the Company's noninsurance subsidiaries are reported at the GAAP-basis of their net assets. Dividends from subsidiaries are included in net investment income. The total net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses.

Mortgage loans are reported at amortized cost, less allowance for impairments.

C-15

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

Contract loans are reported at unpaid principal balances.

  Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost; other real estate is reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

  For reverse repurchase agreements, Company policies require a minimum of 102% of the fair value of securities purchased under reverse repurchase agreements to be maintained as collateral. Cash collateral received is invested in short-term investments and the offsetting collateral liability is included in miscellaneous liabilities.

Reverse dollar repurchase agreements are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

  The Company engages in securities lending whereby certain domestic bonds from its portfolio are loaned to other institutions for short periods of time. Collateral, primarily cash, which is in excess of the market value of the loaned securities, is deposited by the borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The Company does not have access to the collateral. The Company's policy requires a minimum of 102% of the fair value of securities loaned to be maintained as collateral. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. At December 31, 2004 and 2003, the Company had loaned securities (which are reflected as invested assets on the balance sheets) with a market value of approximately $153,596,000 and $21,819,000, respectively.

Short-term investments are reported at amortized cost. Short-term investments include investments with maturities of less than one year at the date of acquisition.

Partnership interests, which are included in other invested assets on the balance sheets, are reported at the underlying audited GAAP equity of the investee.

Residual collateralized mortgage obligations, which are included in other invested assets on the balance sheets, are reported at amortized cost using the effective interest method.

Realized capital gains and losses are determined using the first-in first-out method.

Cash on hand includes cash equivalents. Cash equivalents are short-term investments that are both readily convertible to cash and have an original maturity date of three months or less.

C-16

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

Aggregate Reserve for Life Policies and Contracts

  Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 2.0% to 13.25%.

  The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company's practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

The methods used in the valuation of substandard policies are as follows:

  For life, endowment and term policies issued substandard, the standard reserve during the premium-paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

  For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating. For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

  The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Minnesota Division of Insurance, is $16,766,849,000 and $17,079,672,000 at December 31, 2004 and December 31, 2003, respectively. The amount of premium deficiency reserves for policies on which gross premiums are less than the net premiums is $519,815,000 and $340,363,000 at December 31, 2004 and December 31, 2003, respectively.

The Company anticipates investment income as a factor in the premium deficiency calculation in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

  The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

C-17

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

Reinsurance

  Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

Real Estate and Electronic Data Processing Equipment

  Electronic data processing equipment is carried at cost less accumulated depreciation. Depreciation for major classes of assets is calculated on a straight-line basis over the estimated useful life of the assets.

Participating Insurance

  Participating business approximates less than 1.0% of the Company's ordinary life insurance in force and 7.6% of premium income. The amount of dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividend expense of $17,494,000 and $20,975,000 was incurred in 2004 and 2003, respectively.

Pension Plans

  The Company provides noncontributory retirement plans for substantially all employees and certain agents. Pension costs are charged to operations as contributions are made to the plan. The Company also provides a contributory retirement plan for substantially all employees.

C-18

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

Nonadmitted Assets

Nonadmitted assets are summarized as follows:

	December 31
	2004	2003
	(In Thousands)
Bonds	$ 6,500	$ 2,034
Deferred and uncollected premium	3,295	4,441
Net deferred tax asset	224,538	229,550
Electronic data processing equipment and software	844	3,292
Furniture and equipment	4,994	7,489
Health care and other amounts receivable	1,630	1,439
Aggregate write-ins for other than invested assets	7,282	7,138
Other	15,868	6,813
Total nonadmitted assets	$ 264,951	$ 262,196

Changes in nonadmitted assets are generally reported directly in surplus as an increase or decrease in nonadmitted assets.

Claims and Claims Adjustment Expenses

  Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2004. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claims payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31, 2004.

Cash Flow Information

Cash and short-term investments include cash on hand, demand deposits and short-term fixed maturity instruments with a maturity of less than one year at the date of acquisition.

Separate Accounts

  Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company's variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders' account values. The assets of these accounts are carried at fair value.

C-19

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

  Certain other separate accounts relate to experience-rated group annuity contracts that fund defined contribution pension plans. These contracts provide guaranteed interest returns for one year only, where the guaranteed interest rate is re-established each year based on the investment experience of the separate account. In no event can the interest rate be less than zero. The assets and liabilities of these separate accounts are carried at book value.

  Reserves related to the Company's mortality risk associated with these policies are included in life and annuity reserves. These reserves include reserves for guaranteed minimum death benefits (before reinsurance) that totaled $14.3 million and $21.3 million at December 31, 2004 and 2003, respectively. The operations of the separate accounts are not included in the accompanying statements of operations.

Reclassifications

Certain prior year amounts in the Company's statutory basis financial statements have been reclassified to conform to the 2004 financial statement presentation.

2. Permitted Statutory Basis Accounting Practices

  The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Minnesota Division of Insurance. The Minnesota Division of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the Minnesota Insurance Laws. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the state of Minnesota. The Commissioner of Commerce has the right to permit other specific practices that deviate from prescribed practices.

  The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the Minnesota Division of Insurance. As of December 31, 2004 and 2003, the Company had no such permitted accounting practices.

C-20

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

3. Investments
The amortized cost and fair value of bonds and equity securities are as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2004:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$ 138,912	$ 1,460	$ 1,903	$ 138,469
States, municipalities, and political
subdivisions	18,144	571	118	18,597
Foreign government	213,994	19,516	863	232,647
Foreign other	1,418,206	59,430	7,563	1,470,073
Public utilities securities	1,184,139	65,415	3,612	1,245,942
Corporate securities	4,552,939	212,062	17,346	4,747,655
Residential-backed securities	3,284,512	41,525	50,488	3,275,549
Commercial mortgage-backed
securities	807,576	30,971	2,448	836,099
Other asset-backed securities	1,093,041	29,460	15,423	1,107,078

Total fixed maturities	12,711,463	460,410	99,764	13,072,109
Preferred stocks	50,508	413	-	50,921
Common stocks	900	442	99	1,243
Total equity securities	51,408	855	99	52,164
Total	$ 12,762,871	$ 461,265	$ 99,863	$ 13,124,273

C-21

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2003:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$ 291,926	$ 716	$ 2,601	$ 290,041
States, municipalities, and political
subdivisions	19,685	594	303	19,976
Foreign government	206,351	19,965	320	225,996
Foreign other	1,016,479	53,285	14,258	1,055,506
Public utilities securities	965,279	65,016	5,597	1,024,698
Corporate securities	4,876,884	278,679	32,599	5,122,964
Residential-backed securities	2,998,019	62,076	43,204	3,016,891
Commercial mortgage-backed
securities	618,813	40,864	1,844	657,833
Other asset-backed securities	1,097,221	41,266	26,330	1,112,157

Total fixed maturities	12,090,657	562,461	127,056	12,526,062
Preferred stocks	44,624	67	704	43,987
Common stocks	900	282	110	1,072
Total equity securities	45,524	349	814	45,059
Total	$ 12,136,181	$ 562,810	$ 127,870	$ 12,571,121

Reconciliation of bonds from amortized cost to carrying value as of December 31, 2004 and 2003 is as follows:

	December 31
	2004	2003
	(In Thousands)
Amortized cost	$ 12,711,463	$ 12,090,657
Less nonadmitted bonds	(7,006)	(6,120)
Carrying value	$ 12,704,457	$ 12,084,537

C-22

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

As of December 31, 2004, the aggregate fair values of debt securities with unrealized losses and the time period that cost exceeded fair value are as follows:

More than 6
	Less than	months and less
	6 months	than 12 months	More than 12
	below cost	below cost	months below cost	Total
(In Thousands)
Fair value	$ 1,854,837	$ 1,363,630	$ 704,109	$ 3,922,576
Unrealized loss	20,453	29,338	49,973	99,764

  Of the unrealized losses less than 6 months in duration of $20,453,000, there was $17,489,000 as of December 31, 2004, related to securities under the guidance prescribed by SSAP No. 43 Loan-backed and Structured Securities. This category includes U.S. government-backed securities, principal protected securities and structured securities which did not have an adverse change in cash flows for which the carrying amount was $1,522,610,000. The remaining unrealized losses of $2,964,000 are primarily related to interest rate movement or spread widening for other than credit-related reasons. Business and operating fundamentals are performing as expected.

  Of the losses more than 6 months and less than 12 months in duration of $29,338,000, there was $22,365,000 as of December 31, 2004, related to securities reviewed for impairment under the guidance prescribed by SSAP No. 43. This category includes U.S. government-backed securities, principal protected securities and structured securities which did not have an adverse change in cash flows for which the carrying amount was $1,116,867,000. The remaining unrealized losses of $6,973,000 are primarily related to interest rate movement or spread widening for other than credit-related reasons. Business and operating fundamentals are performing as expected.

  Of the losses more than 12 months in duration of $49,973,000, there was $41,366,000 as of December 31, 2004, related to securities reviewed for impairment under the guidance prescribed by SSAP No. 43. This category includes U.S. government-backed securities, principal protected securities and structured securities which did not have an adverse change in cash flows for which the carrying amount was $563,402,000. The remaining unrealized losses of $8,607,000 are primarily related to interest rate movement or spread widening for other than credit-related reasons. Business and operating fundamentals are performing as expected.

  The amortized cost and fair value of investments in bonds at December 31, 2004, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

C-23

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

	Amortized	Fair
	Cost	Value
	(In Thousands)
Maturity:
Due in 1 year or less	$ 257,254	$ 262,024
Due after 1 year through 5 years	2,576,424	2,662,437
Due after 5 years through 10 years	2,792,865	2,920,555
Due after 10 years	1,899,791	2,008,367
Total	7,526,334	7,853,383
Residential-backed securities	3,284,512	3,275,549
Commercial mortgage-backed securities	1,093,041	1,107,078
Other asset-backed securities	807,576	836,099
Total	$ 12,711,463	$ 13,072,109

  At December 31, 2004, investments in certificates of deposit and bonds, with an admitted asset value of $195,750,000, were on deposit with state insurance departments to satisfy regulatory requirements.

Proceeds from the sale of investments in bonds and other fixed maturity interest securities were $6,804,502,000 and $8,252,957,000 in 2004 and 2003, respectively.

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

	December 31
	2004	2003
	(In Thousands)
Realized capital gains	$ 15,666	$ 15,335
Less amount transferred to IMR (net of related taxes of
$10,489 in 2004 and $14,223 in 2003)	(19,480)	(26,415)
Less federal income taxes on realized capital gains	(21,183)	(2,659)
Net realized capital losses	$ (24,997)	$ (13,739)

C-24

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2004	2003
	(In Thousands)
Income:
Equity securities - affiliated	$ 27,942	$ 27,600
Equity securities - unaffiliated	3,137	3,060
Bonds	748,100	742,698
Mortgage loans	164,827	154,819
Derivatives	(4,579)	3,160
Contract loans	45,131	34,862
Company-occupied property	23,744	14,826
Other	13,651	28,613
Total investment income	1,021,953	1,009,638
Investment expenses	(90,164)	(88,588)
Net investment income	$ 931,789	$ 921,050

  The Company entered into reverse dollar repurchase agreements to increase its return on investments and improve liquidity. Reverse dollar repurchases involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. The reverse dollar repurchases are accounted for as short-term collateralized financing and the repurchase obligation is reported in borrowed money. The repurchase obligation totaled $444,994,000 and $398,538,000 at December 31, 2004 and 2003, respectively. The securities underlying these agreements are mortgage-backed securities with a book value of $445,262,000 and $398,479,000 and fair value of $445,975,000 and $400,498,000 at December 31, 2004 and 2003, respectively. The securities have a weighted average coupon rate of 5.5% and have maturities ranging from December 2019 through December 2034. The primary risk associated with short-term collateralized borrowings is that the counterparty may be unable to perform under the terms of the contract. The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments, which was not material at December 31, 2004. The Company believes the counterparties to the reverse dollar repurchase agreements are financially responsible and that the counterparty risk is minimal.

  The Company participates in reverse repurchase transactions. Such transactions include the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same securities in the near term. The proceeds are invested in new securities of intermediate durations. The terms of the reverse repurchase agreements call for payment on interest at a rate of 1.45%. The agreements mature prior to the end of January 2005. As of December 31, 2004 and 2003, the amount outstanding on these agreements was $131,600,000 and $16,500,000, respectively. The securities underlying these agreements are mortgage-backed securities with a book value of $133,186,000 and $16,164,000 and fair value of $133,873,000 and $16,811,000 at December 31, 2004 and 2003, respectively. The securities have a weighted average coupon rate of 5.0% and have maturities ranging from October 2015 through January 2035.

C-25

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

  The maximum and minimum lending rates for long-term mortgage loans during 2004 were 6.58% and 3.55%. Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

  The maximum percentage of a loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75.5% on commercial properties. As of December 31, 2004, the Company held no mortgages with interest more than 180 days overdue. No interest was past due as of December 31, 2004.

The Company had impaired mortgage loans without an allowance for credit losses of $836,000 and $6,420,000 as of December 31, 2004 and 2003, respectively.

  In the course of the Company's asset management activities, securities are sold and reacquired within 30 days of the sale date to enhance the Company's return on its investment portfolio or to manage interest rate risk. The table below summarizes the number of transactions, the book value, and the gain or loss of the Company's financial instruments with respect to securities sold and reacquired within 30 days of the sale date as of and for the year ended December 31, 2004:

			Cost of
	Number of		Securities
Bonds	Transactions	Book Value	Repurchased	Gain
	(In Thousands)
NAIC 3	11	$ 12,912	$ 17,022	$ 321
NAIC 4	2	2,000	2,000	17

4. Derivative Financial Instruments Held for Purposes Other than Trading

  The Company utilizes derivatives such as swaps, caps, floors, and options to reduce and manage risks, which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows which the Company has acquired or incurred. Hedge accounting practices are in accordance with the requirements set forth in SSAP No. 86.

  The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities. Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreements without an exchange of the underlying principal amount.

C-26

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

  Interest rate cap and interest rate floor agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

  The Company uses S&P Options to hedge against an increase in the S&P Index. Such increases result in increased reserve liabilities, and the options offset this increased expense. The options are accounted for in a consistent manner with the underlying reserve liabilities, which are carried at fair value with the change in value recorded in the statements of operations. If the options mature in the money, the amount received is recorded in income to offset the increased expense for the reserve liabilities.

  Premiums paid for the purchase of interest rate contracts are included in other invested assets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged.

  Amounts paid or received, if any, from such contracts are included in interest expense or income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other invested assets. Gains or losses realized as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

  Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated, or if the interest rate contracts cease to be effective hedges. Changes in the fair value of derivatives are recorded as investment income. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.

  The Company is exposed to credit loss in the event of nonperformance by counterparties on derivative contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts.

C-27

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

The table below summarizes the Company's interest rate contracts included in other invested assets at December 31, 2004 and 2003:

	Notional	Carrying	Fair
	Amount	Value	Value
	(In Thousands)
December 31, 2004
Interest rate contracts:
Swaps	$ 1,173,426	$ 97	$ (9,456)
Caps owned	100,000	321	-
Options owned	75,789	5,042	5,042
Forwards owned	65,293	(808)	(808)
Total derivatives	$ 1,414,508	$ 4,652	$ (5,222)

December 31, 2003
Interest rate contracts:
Swaps	$ 369,203	$ -	$ (4,313)
Caps owned	375,000	2,067	63
Options owned	72,204	6,270	6,270
Forwards owned	66,714	323	323
Total derivatives	$ 883,121	$ 8,660	$ 2,343

5. Concentrations of Credit Risk

  The Company held less-than-investment-grade corporate bonds with an aggregate book value of $700,190,000 and $926,069,000 and an aggregate market value of $734,880,000 and $949,663,000 at December 31, 2004 and 2003, respectively. Those holdings amounted to 5.5% of the Company's investments in bonds and 4.1% of total admitted assets at December 31, 2004. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

  The Company held unrated bonds of $403,776,000 and $200,056,000, with an aggregate NAIC market value of $406,939,000 and $196,679,000 at December 31, 2004 and 2003, respectively. The carrying value of these holdings amounted to 3.2% of the Company's investment in bonds and 2.4% of the Company's total admitted assets at December 31, 2004.

  At December 31, 2004, the Company's commercial mortgages involved a concentration of properties located in California (18.8%) and Washington (6.6%). The remaining commercial mortgages relate to properties located in 36 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $38,559,000.

C-28

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

6. Annuity Reserves

  At December 31, 2004 and 2003, the Company's annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In Thousands)
December 31, 2004
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 366,073	3.0%
At book value less surrender charge	1,521,063	12.4
At fair value	2,895,908	23.6
Subtotal	4,783,044	39.0
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	6,647,953	54.3
Not subject to discretionary withdrawal	821,070	6.7
Total annuity reserves and deposit fund liabilities
before reinsurance	12,252,067	100.0%
Less reinsurance ceded	13,042
Net annuity reserves and deposit fund liabilities	$ 12,239,025

December 31, 2003
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 354,927	3.0%
At book value less surrender charge	1,858,390	15.9
At fair value	2,945,708	25.1
Subtotal	5,159,025	44.0
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	5,709,734	48.8
Not subject to discretionary withdrawal	841,734	7.2
Total annuity reserves and deposit fund liabilities
before reinsurance	11,710,493	100.0%
Less reinsurance ceded	13,899
Net annuity reserves and deposit fund liabilities	$ 11,696,594

  Of the total net annuity reserves and deposit fund liabilities at December 31, 2004 of $12,239,025,000, $9,165,951,000 is included in the general account, and $3,073,074,000 is included in the separate account at December 31, 2004.

C-29

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

7. Employee Benefit Plans
Pension Plan and Postretirement Benefits

  Effective December 31, 2001 the qualified plan of the Company, along with certain other U.S. subsidiaries of ING AIH, were merged into one plan which will be recognized in ING AIH's financial statements. As a result of this plan merger, the Company transferred its qualified pension asset to ING North America Insurance Corporation, an affiliate. In addition, the Company maintains a nonqualified unfunded Supplemental Employees Retirement Plan ("SERP").

A summary of assets, obligations and assumptions of the Pension and Other Postretirement Benefits Plans are as follows:

	Pension Benefits		Other Benefits
	2004	2003	2004	2003
	(In Thousands)
Change in benefit obligation
Benefit obligation at beginning of year	$ 38,254	$ 30,107	$ 12,005	$ 18,384
Service cost	-	-	1,530	1,326
Interest cost	2,296	1,952	732	1,183
Contribution by plan participants	-	-	1,527	1,419
Actuarial (loss) gain	(5,741)	8,997	3,571	(7,203)
Benefits paid	(2,838)	(2,802)	(2,989)	(3,104)
Benefit obligation at end of year	$ 31,971	$ 38,254	$ 16,376	$ 12,005

Change in plan assets
Fair value of plan assets at beginning of year	$ -	$ -	$ -	$ -
Employer contributions	2,838	2,802	1,462	1,685
Plan participants' contributions	-	-	1,527	1,419
Benefits paid	(2,838)	(2,802)	(2,989)	(3,104)
Fair value of plan assets at end of year	$ -	$ -	$ -	$ -

Funded status	$ (31,971)	$ (38,254)	$ (16,376)	$ (12,005)
Unamortized prior service credit	(35)	(40)	(2,175)	(2,107)
Unrecognized net gains / (loss)	9,366	16,208	(1,705)	(5,692)
Remaining net obligation	18,341	19,488	-	-
Total funded status	$ (4,299)	$ (2,598)	$ (20,256)	$ (19,804)

C-30

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

Component of net periodic benefit cost
Service cost	$ -	$ -	$ 1,530	$ 1,326
Interest cost	2,296	1,952	732	1,183
Expected return on plan assets	-	-	-	-
Amortization of unrecognized transition
obligations or transition asset	1,144	1,146	-	-
Amount of unrecognized gains (losses)	1,101	194	(454)	87
Amount of prior service cost recognized	(5)	(5)	68	68
Temporary deviation cost	-	-	39	-
Total net periodic benefit cost	$ 4,536	$ 3,287	$ 1,915	$ 2,664

	Pension Benefits		Other Benefits
	2004	2003	2004	2003
	(In Thousands)
Amounts recognized in the statement of
operations consist of:
Accrued benefit cost	$ (31,956)	$ (37,867)	$ (20,256)	$ (19,804)
Intangible assets	18,333	19,448	-	-
Surplus adjustment for additional minimum
pension liability	9,324	15,821	-	-
Net amount recognized	$ (4,299)	$ (2,598)	$ (20,256)	$ (19,804)

  In addition, the Company had pension benefit obligation and other benefit obligation for non-vested employees as of December 31, 2004 and 2003 in the amount of $3,802,000 and $11,049,000, respectively.

Assumptions used in determining the accounting for the defined benefit plans and other benefit plan as of December 31, 2004 and 2003 were as follows:

	2004	2003

Weighted-average discount rate	6.00%	6.25%
Rate of increase in compensation level	4.00%	3.75%
Expected long-term rate of return on assets	8.25%	8.75%

  The annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) for the medical plan is 10% graded to 5% over 6 years. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 2004 by $259,000. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation for the medical plan as of December 31, 2004 by $248,000.

C-31

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

401(k) Plan

  The ING Savings Plan and ESOP is a defined contribution plan sponsored by ING AIH, which is available to substantially all home office employees. Participants may make contributions to the plan through salary reductions up to a maximum of $13,000 for 2004 and $12,000 for 2003. Such contributions are not currently taxable to the participants. ING AIH matches up to 6% of pre-tax eligible pay at 100% and allocates expenses to the Company for their portion of the match. Amounts allocated to the Company related to this plan were $5,731,000 and $4,278,000 for 2004 and 2003, respectively.

8. Separate Accounts

  Separate account assets and liabilities primarily represent funds segregated by the Company for the benefit of certain policy and contract holders, who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid or payable to the separate account policy and contract holders.

The general nature and characteristics of the separate account business follows:

	Non-Indexed	Non-
	Guarantee	Guaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
(In Thousands)
December 31, 2004
Premium, consideration or deposits for the year	$ -	$ 531,858	$ 531,858

Reserves for separate accounts with assets at:
Fair value	$ 168,016	$ 3,992,672	$ 4,160,688
Amortized cost	-	-	-
Total reserves	$ 168,016	$ 3,992,672	$ 4,160,688

Reserves for separate accounts by
withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$ 168,016	$ -	$ 168,016
At market value	-	3,977,174	3,977,174
Subtotal	168,016	3,977,174	4,145,190

Not subject to discretionary withdrawal	-	15,498	15,498
Total separate account liabilities	$ 168,016	$ 3,992,672	$ 4,160,688

C-32

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

	Non-Indexed	Non-
	Guarantee	Guaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
(In Thousands)
December 31, 2003
Premium, consideration or deposits for the year	$ -	$ 331,182	$ 331,182

Reserves for separate accounts with assets at:
Fair value	$ -	$ 3,916,434	$ 3,916,434
Amortized cost	174,758	-	174,758

Total reserves	$ 174,758	$ 3,916,434	$ 4,091,192

Reserves for separate accounts by
withdrawal characteristics:
Subject to descretionary withdrawal:
With market value adjustment	$ 174,758	$ -	$ 174,758
At market value	-	3,893,950	3,893,950
Subtotal	174,758	3,893,950	4,068,708

Not subject to discretionary withdrawal	-	22,484	22,484
Total separate account liabilities	$ 174,758	$ 3,916,434	$ 4,091,192

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	2004	2003
	(In Thousands)
Transfers as reported in the Summary of Operations
of the Separate Accounts Statement:
Transfers to separate accounts	$ 534,265	$ 334,233
Transfers from separate accounts	(735,510)	(518,851)
Net transfers from separate accounts	(201,245)	(184,618)

Reconciling adjustments:
Miscellaneous transfers	855	4,913
Transfers as reported in the statements of operations	$ (200,390)	$ (179,705)

C-33

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

9. Reinsurance

  The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

Assumed premiums amounted to $564,289,000 and $610,961,000 for the years ended December 31, 2004 and 2003, respectively.

The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	December 31
	2004	2003
	(In Thousands)

Premiums	$ 402,496	$ 366,893
Benefits paid or provided	347,818	320,630
Policy and contract liabilities at year end	2,007,190	1,659,984

10. Federal Income Taxes

  The Company and its subsidiaries file a consolidated federal income tax return. The method of tax allocation is governed by a written tax sharing agreement. The tax sharing agreement provides that each member of the consolidated return shall reimburse the Company for its respective share of the consolidated federal income tax liability and shall receive a benefit for its losses at the statutory rate.

The components of the net deferred tax assets are as follows:

	December 31
	2004	2003
	(In Thousands)
Total deferred tax assets	$ 429,428	$ 411,332
Total deferred tax liabilities	(114,439)	(92,967)

Net deferred tax assets	314,989	318,365
Deferred tax asset nonadmitted	(224,538)	(229,550)
Net admitted deferred tax asset	$ 90,451	$ 88,815
Decrease in nonadmitted asset	$ 5,012	$ 18,090

C-34

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

Current income taxes incurred consist of the following major components:

	Year ended December 31
	2004	2003
	(In Thousands)
Federal taxes on operations	$ 34,491	$ 58,198
Federal taxes on capital gains	21,183	2,659
Total current taxes incurred	$ 55,674	$ 60,857

The main components of deferred tax assets and deferred tax liabilities are as follows:

	December 31
	2004	2003
	(In Thousands)
Deferred tax assets resulting from book/tax differences in:
Deferred acquisition costs	$ 123,201	$ 124,142
Insurance reserves	166,983	145,537
Investments	37,959	33,000
Compensation and benefits	39,325	26,278
Due and deferred premium	19,668	-
Nonadmitted assets and other surplus items	13,313	21,623
Unrealized loss on investments	6,551	-
Litigation accruals	2,430	13,927
Costs of collection and loading	-	4,440
Other	19,998	42,385
Total deferred tax assets	429,428	411,332
Deferred tax assets nonadmitted	(224,538)	(229,550)
Admitted deferred tax assets	204,890	181,782

Deferred tax liabilities resulting from book/tax differences in:
Investments	20,039	13,599
Due and deferred premium	49,193	42,075
Depreciable assets	26,030	26,815
Unrealized gain on investments	12,977	6,169
Insurance reserves	3,696	1,088
Other	2,504	3,221
Total deferred tax liabilities	114,439	92,967
Net admitted deferred tax asset	$ 90,451	$ 88,815

C-35

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

The change in net deferred income taxes is comprised of the following:

	December 31
	2004	2003	Change
	(In Thousands)
Total deferred tax assets	$ 429,428	$ 411,332	$ 18,096
Total deferred tax liabilities	(114,439)	(92,967)	(21,472)
Net deferred tax asset	$ 314,989	$ 318,365	$ (3,376)
Remove current year change in unrealized gains			6,808
Change in net deferred income tax			3,432
Remove other items in surplus:
Additional minimum pension liability			(3,263)
Current year change in non-admitted assets			(1,085)
Other			3,039
Change in deferred taxes for rate reconciliation			$ 2,123

  The provision for federal income taxes incurred and change in deferred taxes is different from that which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes. The significant items causing this difference are:

Year Ended
December 31, 2004
(In Thousands)
Ordinary income	$ 245,011
Capital gains	(3,814)
Total pre-tax book income	$ 241,197
Provision computed at statutory rate	$ 84,419
Refinement of current tax balances	(13,606)
Refinement of deferred tax balances	(9,281)
Dividends received deduction	(12,668)
Interest Maintenance Reserve	5,244
Other	(557)
Total	$ 53,551
Federal income taxes incurred	$ 55,674
Change in net deferred income taxes	(2,123)
Total statutory income taxes	$ 53,551

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $14,143,000 and $100,559,000 from 2004 and 2003, respectively.

C-36

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

The Company has a receivable of $14,549,000 and a payable of $32,750,000 at December 31, 2004 and 2003, respectively, for federal income taxes under the intercompany tax sharing agreement.

  Under prior law, life insurance companies were allowed to defer from taxation a portion of income. The deferred income was accumulated in the Policyholders' Surplus Account. This deferred income only becomes taxable under certain conditions, which management believes to be remote. Furthermore, the American Jobs Creation Act of 2004 allows certain tax-free distributions from the Policyholders' Surplus Account during 2005 and 2006. Therefore, based on currently available information, no federal income taxes have been provided on the Company's Policyholders' Surplus Account accumulated balance of $32,641,000.

11. Investment in and Advances to Subsidiaries

  The Company has two wholly owned insurance subsidiaries at December 31, 2004, ReliaStar Life Insurance Company of New York ("RNY") and ReliaStar Reinsurance Group "UK" LTD. The Company also has two wholly owned noninsurance subsidiaries: NWNL Benefits Corporation and Norlic, Inc. and one partially owned noninsurance subsidiary Superior Vision Services ("SVS").

Amounts invested in and advanced to the Company's subsidiaries are summarized as follows:

	December 31
	2004	2003
	(In Thousands)
Preferred stock (cost $0 in 2004 and $4,664 in 2003)	$ -	$ 4,664
Common stock (cost $216,223 in 2004 and $213,573 in 2003)	312,928	313,686

Summarized financial information for these subsidiaries is as follows:

	December 31
	2004	2003
	(In Thousands)
Revenues	$ 424,758	$ 367,867
Income before net realized gains on investments	30,414	52,473
Net income	27,976	52,502
Admitted assets	2,733,665	2,712,832
Liabilities	2,427,479	2,399,298

C-37

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

The Company received cash dividends from its subsidiaries, RNY and SVS of $27,200,000 and $742,108 in 2004 and $25,500,000 and $0 in 2003, respectively.

  On February 27, 2004, the Company redeemed 44,350 shares of Preferred Series A SVS stock for cash at no gain or loss. In addition, the Company converted 738,161 shares of Preferred Series B SVS stock for 738,161 of common stock.

12. Capital and Surplus

  Under Minnesota insurance regulations, the Company is required to maintain a minimum total capital and surplus of $2,000,000. Additionally, the amount of dividends which can be paid by the Company to its shareholder without prior approval of the Minnesota Division of Insurance is limited to the greater of 10% of statutory surplus or the statutory net gain from operations.

  Lion loaned $100,000,000 to the Company under a surplus note dated December 1, 2001. The surplus note provides, subject to the regulatory constraints discussed below, that (1) it is a surplus note which will mature on September 15, 2021 with principal due at maturity, but payable without penalty, in whole or in part before maturity; (2) interest is payable at a variable rate based upon an annualized yield rate for U.S. Treasury Bonds payable semi-annually; and (3) in the event that the Company is in default in the payment of any required interest or principal, the Company cannot pay cash dividends on its capital stock (all of which is owned directly by Lion). The surplus note further provides that there may be no payment of interest or principal without the express approval of the Minnesota Division of Insurance. For the year ended December 31, 2004 and 2003, interest paid totaled $4,600,000 each year. There is no accrued interest for the years ended December 31, 2004 and 2003.

  On December 29, 2004, ING USA Annuity and Life Insurance Company ("ING USA") issued a 6.25% surplus note in the amount of $175,000,000 to the Company. The note matures on December 29, 2034. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debt owed to all other classes of debtors, other than surplus note holders, of the Company in the event of (1) the institution of bankruptcy, reorganization, insolvency or liquidation proceedings by or against the Company, or (2) the appointment of a Trustee, receiver or other Conservator for a substantial part of the Company's properties. Any payment of principal and/or interest made is subject to the prior approval of the Minnesota Division of Insurance. For the year ended December 31, 2004, there was no interest paid or accrued.

  Life and health insurance companies are subject to certain Risk Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2004, the Company meets the RBC requirements.

C-38

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

13. Fair Values of Financial Instruments

  In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

  Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the Company's financial instruments are summarized as follows:

	December 31
	2004		2003
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In Thousands)
Assets:
Bonds	$ 12,704,457	$ 13,072,109	$ 12,084,537	$ 12,526,062
Preferred stocks	50,508	50,921	44,479	43,987
Unaffiliated common stocks	1,243	1,243	1,072	1,072
Mortgage loans	2,231,587	2,355,664	2,169,371	2,360,151
Contract loans	663,678	663,678	671,241	671,241
Derivative securities	4,652	(5,222)	8,660	2,343
Short-term investments	139,395	139,395	23,908	23,908
Cash	41,994	41,994	50,831	50,831
Indebtedness from related parties	5,706	5,706	2,267	2,267
Separate account assets	4,386,414	4,386,414	4,368,512	4,368,512
Receivable for securities	754	754	37,928	37,928
Liabilities:
Individual and group annuities	8,493,290	8,481,154	7,813,260	7,746,805
Deposit-type contracts	603,626	607,460	670,907	614,891
Policyholder dividends	22,292	22,292	22,318	22,318
Indebtedness to related parties	25,935	25,935	57,383	57,383
Separate account liabilities	3,079,591	3,079,591	1,714,477	1,714,477
Payable for securities	1,429	1,429	1,429	1,429

C-39

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash and short-term investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

  Fixed maturities and equity securities: The fair values for bonds, preferred stocks and common stocks reported herein are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 2.1% and 18.0% over the total portfolio. Fair values determined on this basis can differ from values published by the SVO. Fair value as determined by the SVO as of December 31, 2004 and 2003 is $13,429,388,000 and $12,478,443,000, respectively.

  Mortgage loans: Estimated fair values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk. All residential loans are valued at their outstanding principal balances, which approximate their fair values.

Residual collateralized mortgage obligations: Residual collateralized mortgage obligations are included in the other invested assets balances. Fair values are based on independent pricing sources.

  Derivative financial instruments: Fair values for on-balance sheet derivative financial instruments (caps, options and floors) and off-balance sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing.

  Guaranteed investment contracts: The fair values of the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

C-49

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

  Other investment-type insurance contracts: The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender values of the contracts. The carrying values of other policyholder liabilities, including individual and group annuities, policyholder dividends and deposit-type contracts, approximate their fair values.

The carrying value of all other financial instruments approximates their fair value.

14. Commitments and Contingencies

  The Company is a party to threatened or pending lawsuits arising from the normal conduct of business. Due to the climate in insurance and business litigation, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of pending lawsuits, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of pending lawsuits will not have a materially adverse effect on the Company's operations or financial position.

Regulatory Matters

  As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

Fund Regulatory Issues

  Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares, revenue sharing and directed brokerage, compensation, sales practices and suitability, arrangements with service providers, pricing, compliance and controls, and adequacy of disclosure.

  In addition to responding to governmental and regulatory requests on fund regulatory issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

C-41

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

  The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of ING, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of the Company with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended.

  An affiliate of the Company, ING Funds Distributors, LLC ("IFD") has received notice from the staff of the National Association of Securities Dealers ("NASD") that the staff has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and federal securities laws in connection with frequent trading arrangements.

  Other regulators, including the SEC and the New York Attorney General, are also likely to take some action with respect to the Company or certain affiliates before concluding their investigation of ING relating to fund trading. The potential outcome of such action is difficult to predict but could subject the Company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of such action will have a material adverse effect on ING or ING's U.S.-based operations, including the Company.

  ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING's U.S.-based operations, including the Company.

Other Regulatory Matters

  The New York Attorney General and other regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives, potential conflicts of interest, potential anti-competitive activity, marketing practices, certain financial reinsurance arrangements, and disclosure. It is likely that the scope of these investigations will further broaden before the investigations are concluded. U.S. affiliates of ING have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information.

C-42

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

These initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged.

In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to their business practices are appropriate.

Investment Purchase Commitments

As part of its overall investment strategy, the Company has entered into agreements to purchase securities as follows:

	December 31
	2004	2003
	(In Thousands)
Investment purchase commitments	$ 203,433	$ 142,518

Operating Leases

  The Company leases office space under various noncancelable operating lease agreements that expire through January 2009. Rental expense for 2004 and 2003 was approximately $10,028,000 and $12,030,000, respectively.

At December 31, 2004, the minimum aggregate rental commitments under operating leases for the upcoming five years and thereafter are as follows:

Year ending
December 31	Commitments

2005	$ 8,249,000
2006	7,825,000
2007	7,313,000
2008	6,948,000
2009	1,703,000
Thereafter	1,000

Certain rental commitments have renewal options extending through the year 2010 subject to adjustments in future periods.

At December 2004, the Company had committed to provide additional capital contributions of $36,507,000 in partnerships reported in other invested assets on the balance sheets.

C-43

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

Lessor Leases

  The Company owns or leases numerous sites that are leased or subleased to franchisees. Buildings owned or leased that meet the criteria for operating leases are carried at the gross investment in the lease less unearned income. Unearned income is recognized in such a manner as to produce a constant periodic rate of return on the net investment. The typical lease period is 20 years and some leases contain renewal options. The franchisee is responsible for the payment of property taxes, insurance and maintenance costs related to the leased property. The cost of these properties are $145,682,000 at December 31, 2004, with accumulated depreciation of $78,336,000.

Future minimum lease payment receivables under non-cancelable operating leasing arrangements as of December 31, 2004 are as follows:

Year ending	Future minimum Lease
December 31	Payment Receivables
2005	$ 9,862,000
2006	7,484,000
2007	6,273,000
2008	4,152,000
2009	1,223,000
Thereafter	38,000

  Contingent rentals included in income for the years ended December 31, 2004 and December 31, 2003 amounted to $11,906,000 and $13,622,000, respectively. The net investment is classified as real estate.

15. Financing Agreements

  The Company maintains a revolving loan agreement with SunTrust Bank, Atlanta (the "Bank"). Under this agreement, which expires July 30, 2005, the Company can borrow up to $125,000,000 from the Bank. Interest on any Company borrowing accrues at an annual rate equal to the cost of funds for the Bank for the period applicable for the advance plus 0.225%, or a rate quoted by the Bank to the Company for the borrowing. Under this agreement, the Company incurred interest expense of $7,000 and $16,000 for the years ended December 31, 2004 and 2003, respectively. At December 31, 2004 and 2003, the Company had no amount payable to the Bank.

C-44

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

  The Company maintains a revolving loan agreement with Bank of New York ("BONY"). Under this agreement, the Company can borrow up to $100,000,000 from BONY. Interest on any Company borrowing accrues at an annual rate equal to: (1) the cost of funds for BONY for the period applicable for the advance plus .35%, or (2) a rate quoted by BONY to the Company for the borrowing. Under this agreement, the Company incurred interest expense of $0 and $7,000 for the years ended December 31, 2004 and 2003, respectively. At December 31, 2004 and 2003, the Company had no amounts payable to BONY.

  The Company borrowed $2,428,006,000 and repaid $2,428,006,000 in 2004 and borrowed $1,899,331,000 and repaid $1,899,331,000 in 2003. These borrowings were on a short-term basis, at an interest rate that approximated current money market rates and exclude borrowings from reverse dollar repurchase agreements. Interest paid on borrowed money was $240,000 and $268,000 during 2004 and 2003, respectively.

  The Company is the beneficiary of letters of credit totaling $872,711,000; terms of the letters of credit provide for automatic renewal for the following year at December 31, unless otherwise canceled or terminated by either party to the financing. The letters were unused during both 2004 and 2003.

16. Related Party Transactions
Affiliates

  Management and services contracts and all cost sharing arrangements with other affiliated ING U.S. life insurance companies are allocated among companies in accordance with normal, generally accepted expense and cost allocation methods.

  Inter-insurer Services Agreement: The Company has entered into a services agreement with certain of its affiliated insurance companies in the United States ("affiliated insurers") whereby the affiliated insurers provide certain administrative, management, professional, advisory, consulting and other services to each other. Net amount paid under these agreements was $167,979,000 and $125,174,000 for the years ended December 31, 2004 and 2003, respectively.

  Investment Management: The Company has entered into an investment advisory agreement and an administrative services agreement with ING Investment Management, LLC ("IIM") under which IIM provides the Company with investment management and asset/liability management services. Total fees under the agreement were approximately $48,142,000 and $44,759,000 for the years ended December 31, 2004 and 2003, respectively.

C-45

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

  Reciprocal Loan Agreement: The Company maintains a reciprocal loan agreement with ING AIH to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which expires December 31, 2010, the Company and ING AIH can borrow up to $324,258,000 from one another. Interest on any borrowing is charged at the rate of ING AIH's cost of funds for the interest period plus .15%. Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, the Company incurred interest expense of $126,000 and $245,000 and interest income of $1,017,000 and $423,000 for the years ended December 31, 2004 and 2003, respectively. At December 31, 2004, the Company had no amounts payable to ING AIH and $75,000,000 receivable from ING AIH.

  Tax Sharing Agreements: The Company has entered into federal tax sharing agreements with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The Company has also entered into a state tax sharing agreement with ING AIH and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING AIH and all or some of the subsidiaries join in the filing of a state or local franchise, income tax or other tax return on a consolidated, combined or unitary basis.

  Customer Services Agreement: The Company has entered into a services agreement with ING Financial Advisors ("ING FA") to provide certain administrative, management, professional advisory, consulting and other services to the Company for the benefit of its customers. Charges for these services are to be determined in accordance with fair value and reasonable standards with neither party realizing a profit nor incurring a loss as a result of the services provided to the Company. The Company will reimburse ING FA for direct and indirect costs incurred on behalf of the Company.

  Guarantee Agreement: The Company, effective January 2002, entered into a Guarantee Agreement with two other ING affiliates whereby it is jointly and severally liable for a $250,000,000 obligation of another ING affiliate, Security Life of Denver International Limited ("SLDI"). The Company's Board of Directors approved this transaction on April 25, 2002. The two other affiliated life insurers were Security-Connecticut (subsequently merged into the Company on October 1, 2003), and Security Life of Denver Insurance Company. The joint and several guarantees of the two insurers are capped at $250,000,000.

  Assets and liabilities, and the related revenues and expenses recorded as a result of transactions and agreements with affiliates, may not be the same as those recorded if the Company was not a wholly-owned subsidiary of its parent.

C-46

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

17. Guaranty Fund Assessments

  Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state.

  The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations ("NOLHGA") and the amount of premiums written in each state. The Company has recorded $2,017,000 and $2,637,000 for this liability as of December 31, 2004 and 2003, respectively. The Company has also recorded an asset of $3,120,000 and $21,000 as of December 31, 2004 and 2003, respectively, for future credits to premium taxes for assessments already paid.

18. Unpaid Accident and Health Claims
The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

The liability for unpaid accident and health claims and claim adjustment expenses is included in Accident and Health Reserves and Unpaid Claims.

	2004	2003
	(In Thousands)

Balance at January 1	$ 1,283,283	$ 1,186,221
Less reinsurance recoverables	40,164	46,197
Net balance at January 1	1,243,119	1,140,024

Incurred related to:
Current year	398,300	486,373
Prior years	42,419	(25,417)
Total incurred	440,719	460,956

Paid related to:
Current year	267,990	203,752
Prior years	147,528	154,109
Total paid	415,518	357,861

Net balance at December 31	1,268,320	1,243,119
Plus reinsurance recoverables	58,258	40,164
Balance at December 31	$ 1,326,578	$ 1,283,283

C-47

RELIASTAR Life Insurance Company
Notes to Financial Statements - Statutory Basis

19. September 11 Events

  The terrorist attacks of September 11, 2001 (the September 11 events), resulted in a tremendous loss of life and property. Secondarily, those events interrupted the business activities of many entities and disrupted the U.S. economy at many levels. In the past, businesses have incurred losses as a result of catastrophes such as earthquakes, hurricanes and even other terrorist attacks. However, the September 11 events are unprecedented in the United States in terms of the magnitude of the losses incurred and the number of entities affected. The following disclosures relating to the September 11 events are required:

  As of December 31, 2004, the Company had estimated gross reinsurance claims of approximately $124.6 million for personal accident coverage, $201.3 million for workers compensation coverage and retrocession recoveries of $103.4 million for net incurred claims of $222.5 million from the events of September 11, 2001. The remaining retrocession recoveries at December 31, 2004, were approximately $32.0 million.

  The Company realizes there is still uncertainty regarding claim submissions and the number of occurrences from the events of September 11, 2001, but is comfortable with the current claim reserve reported as of December 31, 2004.

  The September 11, 2001, impact is based on Company estimates using information obtained from ceding companies and an external consultant. It is reasonably possible that a change in the Company's estimate will occur in the near term but the possible range of change cannot be determined.

The Company does not have any environmental remediation obligations.

C-48